                                                                    Exhibit 99.2

                  AMENDED AND RESTATED GLOBAL AGENCY AGREEMENT

                           dated as of March 31, 2004

                                      among

                                 SUNTRUST BANK,

                                   as Issuer,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                     as Domestic Paying Agent and Registrar,

                            DEUTSCHE BANK AG LONDON,

                as London Paying Agent and London Issuing Agent,

                         DEUTSCHE BANK LUXEMBOURG S.A.,

            as Luxembourg Paying Agent and Luxembourg Transfer Agent,

                                       and

                        KREDIETBANK S.A. LUXEMBOURGEOISE,

                                as Listing Agent

                                TABLE OF CONTENTS

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SECTION 11.   Note Register; Registration, Transfer and Exchange;

SECTION 21.   Copies of This Agreement and Each Pricing Supplement

                                        i

                                    Exhibits

EXHIBIT A -   Form of Registered Global Note
EXHIBIT B -   Form of Definitive Registered Note
EXHIBIT C -   Form of Temporary Bearer Global Note
EXHIBIT D -   Form of Permanent Bearer Global Note
EXHIBIT E -   Form of Definitive Bearer Note
EXHIBIT F -   Form of Coupon
EXHIBIT G -   Form of Talon
EXHIBIT H -   Form of Receipt
EXHIBIT I -   Form of Amended and Restated Interest Calculation Agency Agreement
EXHIBIT J -   Form of Amended and Restated Exchange Rate Agent Agreement
EXHIBIT K -   Form of Reverse of Note

                                       ii

     AMENDED AND RESTATED GLOBAL AGENCY AGREEMENT, dated as of March 31, 2004 among:

     (i) SUNTRUST BANK, a bank organized under the laws of the State of Georgia
(the "Bank") as issuer;

     (ii) Deutsche Bank Trust Company Americas, as registrar (the "Registrar")
and paying agent (the "Domestic Paying Agent"), which expressions shall also include any successors appointed in accordance with Section 27 of this
Agreement;

     (iii) Deutsche Bank Aktiengesellschaft, a corporation domiciled in
Frankfurt am Main, Germany, operating in the United Kingdom under branch number
BR000005, acting through its London branch at Winchester House, 1 Great
Winchester Street, London EC2N 2DB ("Deutsche Bank AG London"), acting as London paying agent (the "London Paying Agent") and London issuing agent (the "London
Issuing Agent"), which expressions shall also include any successors appointed in accordance with Section 27 of this Agreement;

     (iv) Deutsche Bank Luxembourg S.A., (the "Luxembourg Agent"), in its
capacity as transfer agent (the "Transfer Agent") and as Luxembourg paying agent
(the "Luxembourg Paying Agent" and, together with the London Paying Agent and the Domestic Paying Agent, the "Paying Agents" and each individually, a "Paying
Agent"), which expressions shall include any successors appointed in accordance with Section 27 of this Agreement; and

     (v) Kredietbank S.A. Luxembourgeoise, as listing agent (the "Listing
Agent"), which expressions shall also include any successors appointed in accordance with Section 27 of this Agreement.

                                    WHEREAS:

     A. The Bank has established the Global Bank Note Program described in the
Offering Circular, dated the date hereof (as such document may hereafter be amended, supplemented or replaced by the Bank, including the material incorporated therein by reference, the "Offering Circular"), which will be supplemented by one or more pricing supplements (each a "Supplement") setting forth additional terms and conditions of Bank Notes, pursuant to which the Bank may from time to time issue up to US$20,000,000,000 (or the equivalent thereof in other currencies) aggregate principal amount (whether issued prior to or on or after the date hereof) at any one time outstanding of its Bank Notes (the
"Notes");

     B. In connection with the Global Bank Note Program, the Bank entered into a
Global Agency Agreement, dated as of November 8, 2000 (the "Existing Global
Agency Agreement"), which the Bank wishes to amend and restate pursuant to
Section 34 of the Existing Global Agency Agreement as hereinafter provided;

     C. Pursuant to Section 34 of the Existing Global Agency Agreement, the Bank
has determined that the amendment and restatement of the Global Agency Agreement shall not have a material adverse effect on the Noteholders; and

     D. The Offering Circular sets forth the duties and obligations of certain agents with respect to the Notes.

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements contained herein, the parties agree as follows:

SECTION 1. Definitions and Interpretation.

     (a) The following terms shall have the following meanings:

     "Agents" means the collective reference to the Paying Agents, the
Registrar, the London Issuing Agent, the Transfer Agent and the Listing Agent;

     "Authorized Representative" has the meaning assigned in Section 3(b) of this Agreement;

     "Bearer Notes" means those Notes which are for the time being in bearer form;

     "Business Day" means, unless otherwise specified in the applicable Pricing
Supplement, a day which is both:

               (a) a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in The City of New York, Atlanta, Georgia and
          London; and

               (b) either (i) in relation to Notes denominated in a Specified
          Currency other than Euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business
          (including dealings in foreign exchange and foreign currency deposits)
          in the Principal Financial Center of the country of the relevant
          Specified Currency (if other than London or The City of New York) or
          (ii) in relation to Notes denominated in Euro, a day (other than a
          Saturday or a Sunday) on which the TARGET System or any successor thereto is open;

     "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme or any successor thereto;

     "Coupon" means an interest coupon attached on issue to any interest-bearing
Definitive Bearer Note, such coupon being substantially in the form set out in
Exhibit F hereto or in such other form as may be agreed among the parties hereto, and includes, where applicable, the Talon(s) appertaining thereto;

     "Couponholders" means the several persons who are from time to time holders of Coupons;

     "Defaulted Note" shall have the meaning ascribed thereto in Section 12(d)
of this Agreement;

                                        2

     "Definitive Bearer Note" means a definitive Bearer Note substantially in the form set out in Exhibit E hereto or in such other form as may be agreed by the parties hereto, in each case issued or to be issued by the Bank pursuant to this Agreement in exchange for the whole or a part of a Permanent Bearer Global
Note;

     "Definitive Notes" means Definitive Bearer Notes and/or, as the context requires, Definitive Registered Notes;

     "Definitive Registered Note" means a definitive Registered Note substantially in the form set out in Exhibit B or in such other form as may be agreed by the parties hereto;

     "Distribution Agent" means each of the entities appointed as agents from time to time pursuant to the Distribution Agreement and notice of whose appointment is given to the Agents;

     "Distribution Agreement" means the agreement dated the date hereof among the Bank and the agents listed on Schedule 1 thereto concerning the sale of
Notes to be issued by the Bank, and includes any amendment or supplement thereto;

     "DTC" means The Depository Trust Company in New York, New York;

     "DTC Global Note" means a Registered Global Note deposited with a custodian for, and registered in the name of a nominee of, DTC;

     "DTC Letters of Representations" means the letters of representations among the Bank, the Domestic Paying Agent and DTC;

     "Euro" means the currency introduced at the start of the third stage of
European Economic and Monetary Union pursuant to the Treaty establishing the
European Communities, as amended;

     "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear
System or any successor thereto;

     "Euroclear/Clearstream, Luxembourg Global Note" means a Registered Global
Note deposited with a common depositary for, and registered in the name of a nominee of, Euroclear and/or Clearstream, Luxembourg;

     "Global Note" means a Registered Global Note, a Temporary Bearer Global
Note or a Permanent Bearer Global Note;

     "London Business Day" shall have the meaning ascribed thereto in Section
14(b) of this Agreement;

     "Note Register" shall have the meaning ascribed thereto in Section 11(a) of this Agreement;

     "Noteholders" means the several persons who are for the time being holders of outstanding Notes (being, in the case of any Bearer Note, the bearer thereof and, in the case of

                                        3

any Registered Note, the registered owner thereof as reflected in the Note
Register), except that for so long as any of the Notes are represented by a
Global Note, each person who is for the time being shown in the records of
Euroclear and/or Clearstream, Luxembourg as the holder of a particular principal amount of such Notes (other than Clearstream, Luxembourg if Clearstream,
Luxembourg shall be an account holder of Euroclear and other than Euroclear if
Euroclear shall be an account holder of Clearstream, Luxembourg) (in which regard any certificate or other document issued by Euroclear and Clearstream,
Luxembourg as to the principal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes except in the case of manifest error) shall be treated by the Bank and the Agents as a holder of such principal amount of such Notes for all purposes other than for the payment of principal, premium (if any) and interest on such Notes, the right to which shall be vested, as against the Bank and the Agents, solely in the bearer of the
Global Note in accordance with and subject to its terms (and the expressions
"Noteholder," "holder of Notes" and related expressions shall be construed accordingly);

     "Offering Circular" has the meaning assigned in the recitals to this
Agreement;

     "Optional Repayment Date" shall have the meaning ascribed thereto in
Section 17(a) of this Agreement;

     "Original Issue Date" means, with respect to any Note, the original date of issue of such Note, being in the case of any Definitive Note, the date of issue of the Registered Global Note, Temporary Bearer Global Note or Permanent Bearer
Global Note, as the case may be, which initially represented such Note;

     "Outstanding" means, at any particular time, all Notes theretofore issued other than:

          (1) those which have been redeemed in full in accordance with their terms and with this Agreement;

          (2) those with respect to which the redemption date in accordance with their terms has occurred and the redemption monies therefor (including any premium and all interest (if any) accrued thereon to the redemption date and any interest (if any) payable after such date) have been duly paid to or deposited to the account of a Paying Agent as provided herein (and, where appropriate, notice has been given to the Noteholders in accordance with the terms thereof and Section 18) and remain available for payment;

          (3) those which have become void in accordance with their terms;

          (4) those which have been canceled;

          (5) those mutilated or defaced Notes which have been surrendered in exchange for replacement Notes in accordance with their terms;

          (6) (for the purposes only of determining the aggregate principal amount of Notes outstanding and without prejudice to the status of any Note for any other purpose) those Notes alleged to have been lost, stolen or destroyed and with respect to which replacement Notes have been issued in accordance with their terms; and

                                        4

          (7) Temporary Bearer Global Notes to the extent that they shall have been duly exchanged for Permanent Bearer Global Notes or Definitive Bearer
     Notes, Permanent Bearer Global Notes to the extent that they shall have been duly exchanged for Definitive Bearer Notes or Registered Global Notes,
     Definitive Bearer Notes to the extent that they shall have been duly exchanged for Registered Global Notes, and Registered Global Notes to the
     extent that they shall have been duly exchanged for Definitive Registered
     Notes, in each case pursuant to their respective terms;

     "Partly Paid Notes" means Notes the issue price of which is payable in two or more installments;

     "Payment Time" shall have the meaning ascribed thereto in Section 13(a) of this Agreement;

     "Permanent Bearer Global Note" means a global Bearer Note substantially in the form set out in Exhibit D hereto or in such other form as may be agreed by the parties hereto, in each case comprising Notes issued or to be issued by the
Bank in exchange for the whole, but not the part, of a Temporary Bearer Global
Note;

     "Pricing Supplement" means the pricing supplement prepared by the Bank in relation to a particular Tranche of Notes (substantially in the form of Annex A to the Offering Circular) as a supplement to the Offering Circular;

     "Principal Financial Center" means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the Designated LIBOR Currency, if applicable, relates, except, in each case, that with respect to U.S. dollars, Australian dollars, Canadian dollars, euros,
South African rand and Swiss francs, the "Principal Financial Center" shall be
The City of New York, Sydney, Toronto, The City of London (solely in the case of the Designated LIBOR Currency), Johannesburg and Zurich, respectively.

     "Procedures Memorandum" means the Administrative Procedures attached as an exhibit to the Distribution Agreement;

     "Program" means the Global Bank Note Program described in the Offering
Circular;

     "Receipt" means a receipt attached on issue to a Definitive Bearer Note redeemable in installments for the payment of installments of principal, such receipt being substantially in the form set out in Exhibit H hereto or in such other form as may be agreed by the parties hereto;

     "Registered Global Note" means a global Registered Note substantially in the form set out in Exhibit A hereto or in such other form as may be agreed by the parties hereto;

     "Registered Note" means a Registered Global Note and/or, as the context requires, a Definitive Registered Note;

     "Series" means all Notes which are denominated in the same currency and which have the same Stated Maturity Date, interest payment basis and Interest
Payment Dates, if any, (all as indicated in the applicable Pricing Supplement)
and the terms of which, except for the Original

                                        5

Issue Date and/or the issue price (each as indicated as aforesaid), are otherwise identical, including whether the Notes are listed, quoted and/or traded on a particular securities exchange;

     "Stock Exchange" means the Luxembourg Stock Exchange or any other stock exchange(s), competent listing authority and/or quotation system on which any
Notes may from time to time be listed, quoted and/or traded and reference in this Agreement to the "relevant Stock Exchange" shall, in relation to any Notes, be reference to the Stock Exchange on which such Notes are from time to time, or will be, listed, quoted and/or traded;

     "Talons" means the talons, if any, for further Coupons appertaining to an interest-bearing Definitive Bearer Note, each such talon being substantially in the form set out in Exhibit G hereto or in such other form as may be agreed by the parties hereto;

     "TARGET System" means the Trans-European Automated Real-Time Gross
Settlement Express Transfer System, or any successor thereto;

     "Temporary Bearer Global Note" means a global Bearer Note substantially in the form set out in Exhibit C hereto or in such other form as may be agreed by the parties hereto;

     "Tranche" means all Notes of the same Series with the same Original Issue
Date and the same issue price; and

     "US$" and "U.S. Dollars" means the lawful currency for the time being of the United States.

     (b) Terms and expressions defined in the Notes and the Offering Circular shall have the same meanings in this Agreement, except where the context requires otherwise.

     (c) Any references to Notes shall, unless the context otherwise requires, include any Temporary Bearer Global Notes, Permanent Bearer Global Notes,
Registered Global Notes, Definitive Bearer Notes and Definitive Registered
Notes.

     (d) The Existing Global Agency Agreement shall be amended and restated as set forth in this Agreement. Any Notes issued on or after the date of this
Agreement shall be issued pursuant to this Agreement. This does not affect any
Notes issued by the Bank prior to the date of this Agreement. Subject to such amendment and restatement, the Existing Global Agency Agreement shall continue in full force and effect as to Notes issued prior to the date of this Agreement.

SECTION 2. Appointment of Agents.

     (a) Deutsche Bank Trust Company Americas is hereby appointed as agent of the Bank, to act as Registrar and Domestic Paying Agent for purposes specified in this Agreement and all matters incidental thereto, including, inter alia, completing, authenticating and issuing Notes, upon the terms and subject to the conditions specified herein and in the Notes.

                                        6

     (b) Deutsche Bank AG London is hereby appointed as agent of the Bank, to act as London Paying Agent and London Issuing Agent for the purposes specified in this Agreement and all matters incidental thereto, including, inter alia, completing, authenticating and issuing Notes, upon the terms and subject to the conditions specified herein and in the Notes.

     (c) Deutsche Bank Luxembourg S.A. is hereby appointed, as agent of the
Bank, to act as Luxembourg Paying Agent and Transfer Agent for the purposes specified in this Agreement and all matters incidental thereto, upon the terms and subject to the conditions specified herein and in the Notes.

     (d) Kredietbank S.A. Luxembourgeoise is hereby appointed, as agent for the
Bank, to act as Listing Agent for the purposes specified in this Agreement and all matters incidental thereto, upon the terms and subject to the conditions specified herein and in the Notes. The Listing Agent shall make all necessary filings with the Luxembourg Stock Exchange to maintain the listing of the applicable Notes on such exchange and carry out such other communications and acts necessary in connection therewith.

     (e) Each of the Agents shall have the powers and authority granted to and conferred upon them, specifically, in the Notes and hereunder to act on behalf of the Bank and such further powers and authority to act on behalf of the Bank as may be mutually agreed upon in writing.

     (f) The obligations of the Agents shall be several, but not joint.

     (g) Pursuant to the Amended and Restated Interest Calculation Agency
Agreement set forth in Exhibit I hereto and the Amended and Restated Exchange
Rate Agency Agreement set forth in Exhibit J hereto, Deutsche Bank Trust Company
Americas has been appointed:

          (i) Calculation Agent, for the purpose of calculating any variable interest rates or other bases for determining the payment of interest, premium or principal with respect to the Notes from time to time pursuant to the Amended and Restated Interest Calculation Agent Agreement; and

          (ii) Exchange Rate Agent, for the purpose of determining exchanges of currencies of such payments from time to time pursuant to the Amended and
     Restated Exchange Rate Agency Agreement.

Notwithstanding the foregoing, the Bank may appoint a different Calculation
Agent for any Series of Notes (which may be the Bank or any affiliate thereof or a Distribution Agent purchasing such Notes or an affiliate thereof). The relevant Pricing Supplement will set forth the name of the Calculation Agent, if any, for such Series.

SECTION 3. Supply of Notes; Authorized Representatives.

     (a) The Bank shall from time to time deliver or cause to be delivered to the Registrar a supply of blank Registered Global Notes and to the London
Issuing Agent a supply of blank Temporary Bearer Global Notes, Permanent Bearer
Global Notes and Registered Global Notes of the Bank as the Bank shall determine. Each Note shall have been executed by the manual or facsimile signature of an Authorized Representative (as defined in Section 3(b)) of the
Bank.

                                        7

The Registrar or the London Issuing Agent, as the case may be, will acknowledge receipt of the Notes delivered to it and will hold such blank Notes in safekeeping in accordance with its customary practice and shall complete, authenticate and deliver such Notes in accordance with the provisions hereof.

     (b) From time to time, the Bank shall provide the Registrar and the London
Issuing Agent with a certificate executed by an officer of the Bank certifying the incumbency and specimen signatures of those officers of the Bank authorized to execute Notes on behalf of the Bank by manual or facsimile signature and to give instructions and notices on behalf of the Bank hereunder (each an
"Authorized Representative" and collectively, the "Authorized Representatives").
Until the Registrar or the London Issuing Agent receives a subsequent certificate, the Registrar and the London Issuing Agent shall be entitled to conclusively rely on the last such certificate delivered to them for the purposes of determining the identities of Authorized Representatives of the
Bank. Any Note bearing the manual or facsimile signatures of persons who are
Authorized Representatives of the Bank on the date such signatures are affixed shall bind the Bank after the completion, authentication and delivery thereof by the Registrar or the London Issuing Agent, as the case may be, notwithstanding that such persons shall have ceased to hold office on the date such Note is so completed, authenticated and delivered by the Registrar or the London Issuing
Agent, as the case may be.

SECTION 4. Issuance Instructions.

     All instructions regarding the completion, authentication and delivery of
Notes shall be given by an Authorized Representative by facsimile transmission or by other acceptable written means in accordance with the Procedures
Memorandum. In addition, the Distribution Agent who has arranged to purchase or procure the purchase of Notes from the Bank shall notify the London Issuing
Agent or Registrar, as the case may be, by facsimile transmission or by other acceptable written means no later than 3:00 p.m. London time in the case of the
London Issuing Agent or, in the case of the Registrar, 3:00 p.m. New York City time, three Business Days prior to the proposed issue date, that payment by the
Distribution Agent to the Bank of the purchase price of any Note has been or will be duly made and (if applicable) of details of the securities account to which payment is to be made.

SECTION 5. Issue of Registered Global Notes.

     (a) Upon (x) receipt of instructions from an Authorized Representative in accordance with Section 4 hereof and the Procedures Memorandum regarding the completion, authentication and delivery of one or more Registered Global Notes or (y) the occurrence of any event which pursuant to the terms of a Permanent
Bearer Global Note, Temporary Registered Global Note or Definitive Bearer
Note(s) requires the issuance of a Registered Global Note, the Registrar (in the case of DTC Global Notes) or the London Issuing Agent (in the case of
Euroclear/Clearstream, Luxembourg Global Notes) shall cause to be withdrawn from safekeeping the necessary and applicable Registered Global Note(s) and, in accordance with such written instructions, shall:

          (i) complete such Registered Global Note(s);

          (ii) attach the relevant Pricing Supplement as supplied by the Bank;

                                        8

          (iii) register such Registered Global Note(s) in the name of Cede &
     Co., or another nominee of DTC, and/or in the name of a nominee of
     Euroclear and/or Clearstream, Luxembourg, as specified in such instructions;

          (iv) authenticate such Registered Global Note(s); and

          (v)  (A) deliver, in accordance with the Procedures Memorandum, such Registered Global Note(s) to a custodian of DTC in
               accordance with such instructions against receipt from the custodian of confirmation that such custodian is holding the
               Registered Global Note(s) so delivered in safe custody for the account of DTC and instruct DTC to credit the Notes represented by such Registered Global Note(s), unless otherwise agreed in writing between the Registrar and the Bank, to the Registrar's participant account at DTC; and/or

               (B) deliver, in accordance with the Procedures Memorandum, such
               Registered Global Note(s) to the specified common depositary of
               Euroclear and Clearstream, Luxembourg in accordance with such instructions against receipt from the common depositary of confirmation that such common depositary is holding the
               Registered Global Note(s) so delivered in safe custody for the account of Euroclear and/or Clearstream, Luxembourg and instruct
               Euroclear or Clearstream, Luxembourg or both of them (as the case may be) to credit the Notes represented by such Registered Global
               Note(s), unless otherwise agreed in writing between the London
               Issuing Agent and the Bank, to the London Issuing Agent's
               distribution account; and/or

               (C) deliver, in accordance with the Procedures Memorandum, such
               Registered Global Note(s) to the specified common depositary of
               Euroclear and Clearstream, Luxembourg in exchange for such
               Permanent Bearer Global Note or Definitive Bearer Note against receipt from the common depositary of confirmation that such common depositary is holding the Registered Global Note(s) in safe custody for the account of Euroclear and/or Clearstream,
               Luxembourg in accordance with the terms of the relevant letters of undertaking among such common depositary and Euroclear and/or
               Clearstream, Luxembourg;

provided, that instructions regarding the completion and authentication of such
Note(s) are received by the Registrar in accordance with the Procedures
Memorandum.

     (b) The Registrar shall provide DTC, and the London Issuing Agent shall provide Euroclear and/or Clearstream, Luxembourg with such notifications, instructions or other information to be given by the Registrar or the London
Issuing Agent, as the case may be, to DTC, Euroclear and/or Clearstream,
Luxembourg as may be required by this Agreement and the DTC Letters of
Representations.

                                        9

SECTION 6. Issue of Temporary Bearer Global Notes.

     (a) Upon receipt of instructions from an Authorized Representative in accordance with Section 4 hereof and the Procedures Memorandum regarding the completion, authentication and delivery of one or more Temporary Bearer Global
Notes, the London Issuing Agent shall cause to be withdrawn from safekeeping the necessary and applicable Temporary Bearer Global Note and, in accordance with such written instructions, shall:

          (i) complete such Temporary Bearer Global Notes(s);

          (ii) attach the relevant Pricing Supplement as supplied by the Bank;

          (iii) authenticate such Temporary Bearer Global Note(s); and

          (iv) deliver, in accordance with the Procedures Memorandum, such
     Temporary Bearer Global Note(s) to the specified common depositary of
     Euroclear and Clearstream, Luxembourg in accordance with such instructions against receipt from the common depositary of confirmation that such common depositary is holding the Temporary Bearer Global Note(s) in safe custody for the account of Euroclear and/or Clearstream, Luxembourg and instruct
     Euroclear or Clearstream, Luxembourg or both of them (as the case may be)
     to credit the Notes represented by such Temporary Bearer Global Note(s), unless otherwise agreed in writing between the London Issuing Agent and the
     Bank, to the London Issuing Agent's distribution account;

provided, that instructions regarding the completion and authentication of such
Note(s) are received by the London Issuing Agent in accordance with the
Procedures Memorandum.

     (b) The London Issuing Agent shall provide Euroclear and/or Clearstream,
Luxembourg with such notifications, instructions or other information to be given by the London Issuing Agent to Euroclear and/or Clearstream, Luxembourg as
may be required.

SECTION 7. Issue of Permanent Bearer Global Notes.

     (a) Upon the occurrence of any event which pursuant to the terms of a
Temporary Bearer Global Note requires the issue of a Permanent Bearer Global
Note, the London Issuing Agent shall cause to be withdrawn from safekeeping the necessary and applicable Permanent Bearer Global Note and, in accordance with the terms of the Temporary Bearer Global Note, shall:

          (i) complete a Permanent Bearer Global Note in accordance with the terms of the Temporary Bearer Global Note;

          (ii) attach the relevant Pricing Supplement as supplied by the Bank;

          (iii) authenticate such Permanent Bearer Global Note; and

          (iv) deliver, in accordance with the Procedures Memorandum, such
     Permanent Bearer Global Note to the specified common depositary that is holding the Temporary

                                       10

     Bearer Global Note for the time being on behalf of Euroclear and/or
     Clearstream, Luxembourg in exchange for such Temporary Bearer Global Note against receipt from the common depositary of confirmation that such common depositary is holding the Permanent Bearer Global Note in safe custody for the account of Euroclear and/or Clearstream, Luxembourg.

     (b) The London Issuing Agent shall provide Euroclear and/or Clearstream,
Luxembourg with such notifications, instructions or other information to be given by the London Issuing Agent to Euroclear and/or Clearstream, Luxembourg as
may be required.

SECTION 8. Issue of Definitive Bearer Notes.

     (a) Upon notice from Euroclear or Clearstream, Luxembourg pursuant to the terms of a Global Note requiring the issue of one or more Definitive Bearer
Notes in exchange for the Global Note, the London Issuing Agent shall cause to be withdrawn from safekeeping the necessary and applicable Definitive Bearer
Note(s) and, in accordance with the terms of the Permanent Bearer Global Note, shall:

          (i) complete, if applicable, an equal aggregate principal amount of
     Definitive Bearer Notes of authorized denominations and of like tenor and with identical terms as the Global Note in accordance with the terms of the
     Global Note;

          (ii) authenticate such Definitive Bearer Note(s); and

          (iii) deliver in accordance with the Procedures Memorandum, such
     Definitive Bearer Note(s) to or to the order of Euroclear and/or
     Clearstream, Luxembourg in exchange for such Global Note.

The London Issuing Agent shall notify the Bank forthwith upon receipt of a request for the issuance of Definitive Bearer Note(s) in accordance with the provisions of a Global Note.

     (b) The Bank shall deliver to the London Issuing Agent, pursuant to a request for the issue of Definitive Bearer Notes under the terms of the relevant
Permanent Bearer Global Note, a sufficient number of Definitive Bearer Notes
(with, if applicable, Receipts, Coupons and Talons attached) executed by an
Authorized Representative to enable the London Issuing Agent to comply with its obligations under this Section 8.

SECTION 9. Issue of Definitive Registered Notes.

     (a) Definitive Registered Notes shall be issued only if permitted by applicable law and (i) in the case of a DTC Global Note, DTC notifies the Bank that it is unwilling or unable to continue as depositary for the DTC Global Note or DTC ceases to be a clearing agency registered under the Securities Exchange
Act of 1934, as amended, if so required by applicable law or regulation, and, in either case, a successor depositary is not appointed by the Bank within 90 days after receiving such notice or becoming aware that DTC is no longer so registered, (ii) in the case of any other Registered Global Note, if the clearing system(s) through which it is cleared and settled is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention to cease business permanently
or

                                       11

does in fact do so, (iii) the Bank in its discretion elects to issue Definitive
Registered Notes or (iv) after the occurrence of an Event of Default with respect to any Registered Global Note, the beneficial owners representing a majority in principal amount of such Registered Global Note advise the relevant clearing system through its participants to cease acting as depositary for such
Registered Global Note.

     (b) Upon the occurrence of any event specified in Section 9(a) which pursuant to the terms of a Registered Global Note requires the issue of
Definitive Registered Notes in exchange for the Registered Global Note, the
Registrar shall cause to be withdrawn from safekeeping the necessary and applicable Definitive Registered Note(s) and, in accordance with the terms of the Registered Global Note, shall:

          (i) complete an equal aggregate principal amount of Definitive
     Registered Note(s) of authorized denominations and of like tenor with identical terms as the Registered Global Note in accordance with the terms of the Registered Global Note;

          (ii) register such Definitive Registered Notes in the name or names of such persons as the relevant clearing system shall instruct the Registrar in writing;

          (iii) authenticate such Definitive Registered Notes; and

          (iv) deliver such Definitive Registered Notes to the relevant clearing system or pursuant to such clearing system's written instructions in exchange for such Registered Global Note.

     (c) The Bank shall deliver to the Registrar, upon the occurrence of any event specified in Section 9(a) which pursuant to the terms of a Registered
Global Note requires the issue of Definitive Registered Notes, a sufficient number of Definitive Registered Notes executed by an Authorized Representative to enable the Registrar to comply with its obligations under this Section 9.

SECTION 10. Exchanges.

     (a) Upon any exchange of a Temporary Bearer Global Note in whole, but not in part, for an interest in a Permanent Bearer Global Note or for Definitive
Bearer Notes, as the case may be, the London Issuing Agent shall cancel or arrange for cancellation such Temporary Bearer Global Note. Upon any exchange of a Permanent Bearer Global Note for Definitive Bearer Notes, the Permanent Bearer
Global Note shall be endorsed to reflect the reduction of its principal amount by the aggregate principal amount so exchanged. Until exchanged in full, the holder of an interest in any Permanent Bearer Global Note shall in all respects be entitled to the same benefits as the holder of Notes, Receipts, Coupons and
Talons authenticated and delivered hereunder, except as set forth herein or therein. The London Issuing Agent is hereby authorized on behalf of the Bank (i)
to endorse or to arrange for the endorsement of the relevant Permanent Bearer
Global Notes to reflect the reduction in the principal amount represented thereby by the amount so exchanged and, if appropriate, to endorse the Permanent
Bearer Global Note to reflect any increase in the principal amount represented thereby, and in either case, to sign in the relevant space on the relevant
Permanent Bearer Global Note recording such exchange or

                                       12

increase and (ii) in the case of a total exchange, to cancel or arrange for the cancellation of the relevant Permanent Bearer Global Note.

     (b) Upon any exchange of a Temporary Bearer Global Note in whole, but not in part, for an interest in a Registered Global Note, the London Issuing Agent
shall cancel or arrange for cancellation of such Temporary Bearer Global Note.
Upon any exchange of all or a portion of an interest in a Permanent Bearer
Global Note for an interest in a Registered Global Note, the Permanent Bearer
Global Note shall be endorsed to reflect the reduction of its principal amount by the aggregate principal amount so exchanged. Until exchanged in full, the holder of an interest in any Permanent Bearer Global Note shall in all respects be entitled to the same benefits as the holder of Notes, Receipts, Coupons and
Talons authenticated and delivered hereunder, except as set forth herein or therein. The London Issuing Agent and the Registrar, as the case may be, are hereby authorized on behalf of the Bank (i) to endorse or to arrange for the endorsement of the relevant Permanent Bearer Global Note to reflect the reduction in the principal amount represented thereby by the amount so exchanged and, if appropriate, to endorse a Registered Global Note to reflect any increase in the principal amount represented thereby, and in either case, to sign in the relevant space on the relevant Permanent Bearer Global Note or Registered Global
Note, as the case may be, recording such exchange or increase and (ii) in the case of a total exchange, to cancel or arrange for the cancellation of the relevant Permanent Bearer Global Note.

SECTION 11. Note Register; Registration, Transfer and Exchange; Persons Deemed
Owners.

     (a) The Registrar, as registrar for the Registered Notes, shall maintain at its principal office at Deutsche Bank Trust Company Americas, 60 Wall Street -
27th Floor, New York, New York 10005, or such other location as may be agreed from time to time, the note register (the "Note Register"). The term "Note
Register" shall mean the definitive register in which shall be recorded the names, addresses and taxpayer identification numbers of the holders of
Registered Notes, the serial and CUSIP numbers (or Common Code/ISIN Numbers, as the case may be) of the Registered Notes, the Original Issue Dates thereof and details with respect to the transfer and exchange of Registered Notes.

     (b) Upon surrender for the purpose of registration of transfer at the offices of the Registrar or any Transfer Agent of any Registered Note,
accompanied by a written instrument of transfer in form satisfactory to the
Registrar or such Transfer Agent, executed by the registered holder, in person or by such holder's attorney thereunto duly authorized in writing, such
Registered Note shall be transferred upon the Note Register and the Registrar shall complete, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Notes of authorized denominations, of an equal aggregate principal amount and of like tenor with identical terms and provisions; provided, however, that Registered Notes may be delivered for the purpose of registration of transfer by mail at the risk and expense of the transferor. Transfers and exchanges of Registered Notes shall be subject to such restrictions as shall be set forth herein and in the text of the
Notes and such reasonable regulations as may be prescribed by the Bank.
Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the
Note Register.

                                       13

     (c) Notwithstanding anything to the contrary contained in Section 11(b), if the Notes of any Series are for the time being represented by both a DTC Global
Note and a Euroclear/Clearstream, Luxembourg Global Note and an authorized representative of DTC presents the DTC Global Note to the Registrar or any
Transfer Agent, accompanied by a written instrument of transfer in form satisfactory to the Registrar or such Transfer Agent, executed by DTC or by
DTC's attorney thereunto duly authorized in writing, for the purpose of registration of transfer of all or any portion of such DTC's interest in such
DTC Global Note to Euroclear and/or Clearstream, Luxembourg, such DTC Global
Note or the relevant interest therein shall be transferred upon the Note
Register, and the Registrar shall endorse the DTC Global Note to reflect the reduction of its principal amount by the aggregate principal amount so transferred and the appropriate Euroclear/Clearstream, Luxembourg Global Note shall be endorsed by the Registrar to reflect the increase of its principal amount by the aggregate principal amount so transferred. The Registrar is hereby authorized on behalf of the Bank (i) to endorse or to arrange for the endorsement of the relevant DTC Global Note to reflect the reduction in the principal amount represented thereby by the amount so transferred and to endorse the appropriate Euroclear/Clearstream, Luxembourg Global Note to reflect the increase in the principal amount represented thereby by the amount so transferred and, in either case, to sign in the relevant space on the relevant
Note recording such reduction or increase and (ii) in the case of a total exchange, to cancel or arrange for the cancellation of the DTC Global Note.

     (d) Notwithstanding anything to the contrary contained in Section 11(b), if the Notes of any series for the time being represented by both a DTC Global Note and a Euroclear/Clearstream, Luxembourg Global Note and an authorized representative of Euroclear or Clearstream, Luxembourg presents the
Euroclear/Clearstream, Luxembourg Global Note to the Registrar or any Transfer
Agent, accompanied by a written instrument of transfer in form satisfactory to the Registrar or such Transfer Agent, executed by Euroclear or Clearstream,
Luxembourg, as the case may be, or by Euroclear's or Clearstream, Luxembourg's attorney thereunto duly authorized in writing, for the purpose of registration of transfer of all or any portion of Euroclear's or Clearstream, Luxembourg's interest in such Euroclear/Clearstream, Luxembourg Global Note to DTC, such
Euroclear/Clearstream, Luxembourg Global Note or the relevant interest therein shall be transferred upon the Note Register, and the Registrar shall endorse the
Euroclear/Clearstream, Luxembourg Global Note to reflect the reduction of its principal amount by the aggregate principal amount so transferred and the appropriate DTC Global Note shall be endorsed by the Registrar to reflect the increase of its principal amount by the aggregate principal amount so transferred. The Registrar is hereby authorized on behalf of the Bank (i) to endorse or to arrange for the endorsement of the relevant Euroclear/Clearstream,
Luxembourg Global Note to reflect the reduction in the principal amount represented thereby by the amount so transferred and to endorse the appropriate
DTC Global Note to reflect the increase in the principal amount represented thereby by the amount so transferred and, in either case, to sign in the relevant space on the relevant Note recording such reduction or increase and
(ii) in the case of a total exchange, to cancel or arrange the cancellation of the Euroclear/Clearstream, Luxembourg Global Note.

     (e) At the option of the holder of a Registered Note, such Registered Note may be exchanged for other Registered Notes of any authorized denominations of an equal aggregate principal amount and of like tenor with identical terms and provisions, upon surrender of the Registered Note to be exchanged at the offices of the Registrar or any Transfer Agent.

                                       14

Whenever any Registered Notes are so surrendered for exchange, the Registrar shall complete, authenticate and deliver the Registered Notes which the holder of the Registered Note making the exchange is entitled to receive. Except as provided in Section 9, owners of beneficial interest in a Registered Global Note shall not be entitled to have Notes registered in their names, shall not receive or be entitled to receive physical delivery of Definitive Registered Notes and shall not be considered the owners or holders thereof under this Agreement.

     (f) Notwithstanding the foregoing, neither the Registrar nor any Transfer
Agent shall register the transfer or exchange of (i) any Registered Note that has been called for redemption in whole or in part, except the unredeemed portion of any Registered Note being redeemed in part, (ii) any Registered Note during the period beginning at the opening of business 15 days before the mailing of a notice of such redemption and ending at the close of business on the day of such mailing, or (iii) any Registered Global Note if the Registrar or
Transfer Agents learn that such proposed transfer or exchange would violate any legend contained on the face of such Registered Global Note.

     (g) All Registered Notes issued upon any registration of transfer or exchange of Registered Notes shall be valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits as the Registered Notes surrendered upon such registration of transfer or exchange.

     (h) No service charge shall be made to a holder of Registered Notes for any transfer or exchange of Registered Notes, but the Registrar or the London Paying
Agent, as the case may be, may require payment of a sum sufficient to cover any stamp or other tax, duty, assessment or governmental charge that may be imposed in connection therewith.

     (i) The Bank and the Agents and any agent of the Bank or the Agents may treat the holder in whose name a Registered Note is registered as the owner of such Registered Note for all purposes, whether or not such Registered Note be overdue, and neither the Bank, the Agents, nor any such agent shall be affected by notice to the contrary except as required by applicable law.

     (j) The Bank and Agents and any agent of the Bank or the Agents may treat the holder of a Bearer Note as the owner of such Bearer Note for all purposes, whether or not such Bearer Note be overdue, and neither the Bank, the Agents nor any such agent shall be affected by notice to the contrary except as required by law.

SECTION 12. Terms of Issue.

     (a) The Registrar and the London Issuing Agent shall ensure that all Notes delivered to and held by it under this Agreement are issued only in authorized denominations and otherwise in accordance with the instructions received by it.

     (b) Subject to the procedures set out in the Procedures Memorandum, the
Registrar and the London Issuing Agent shall be entitled to treat a telex or facsimile communication from a person purporting to be an Authorized
Representative as sufficient instructions and authority of the Bank for the
Registrar and the London Issuing Agent to act in accordance with Section 12(a).

                                       15

     (c) Unless otherwise agreed in writing between the Bank and the Registrar or London Issuing Agent, as applicable, each Note credited to the Registrar's or
London Issuing Agent's account with DTC, Euroclear or Clearstream, Luxembourg following the delivery of a Registered Global Note to a custodian of DTC or a common depositary for Euroclear and Clearstream, Luxembourg in accordance with clause (v) of Section 5(a) or the delivery of a Temporary Bearer Global Note to a common depositary for Euroclear and Clearstream, Luxembourg in accordance with clause (iv) of Section 6(a), as the case may be, shall be held to the order of the Bank. The Registrar or London Issuing Agent, as applicable, shall ensure that the principal amount of Notes which the relevant purchaser has agreed to purchase is:

          (i) debited from the Registrar's or London Issuing Agent's account;
     and

          (ii) credited to the account of such purchaser with DTC or Euroclear or Clearstream, Luxembourg, as the case may be;

in each case only upon receipt by the Registrar or London Issuing Agent on behalf of the Bank of the full purchase price due from the relevant purchaser with respect to such Notes.

     (d) If on the relevant settlement date the purchaser does not pay the full purchase price due from it with respect to any Note (the "Defaulted Note") and, as a result, the Defaulted Note remains in the Registrar's or London Issuing
Agent's account with DTC or Euroclear and/or Clearstream, Luxembourg after such settlement date, the Registrar or London Issuing Agent shall continue to hold the Defaulted Note to the order of the Bank. The Registrar or London Issuing
Agent shall notify the Bank forthwith of the failure of the purchaser to pay the full purchase price due from it with respect to any Defaulted Note and shall subsequently, unless otherwise instructed by the Bank, cancel or arrange the cancellation of such Defaulted Note.

     (e) In the event of an issue of Notes which is to be listed, quoted and/or traded on a Stock Exchange, subject to timely receipt of issuance instructions from the Bank in accordance with the terms of the Procedures Memorandum, the
London Paying Agent shall promptly, and in any event prior to the settlement date with respect to such issue, send the Pricing Supplement with respect to such Notes to the relevant listing agent. The Agents shall take such actions as may be requested from time to time in writing by the Bank or the relevant listing agent to permit the Notes, if applicable, to be listed, quoted and/or traded on such Stock Exchange.

     (f) The Procedures Memorandum shall not be amended by the Bank without the prior written approval of the relevant Agent or Agents, as applicable.

SECTION 13. Payments.

     (a) The Domestic Paying Agent (in the case of Registered Global Notes issued through DTC and Definitive Registered Notes) or the London Paying Agent
(in the case of Registered Global Notes issued through Euroclear or Clearstream,
Luxembourg, Temporary Bearer Global Notes, Permanent Bearer Global Notes and
Definitive Bearer Notes) shall advise the Bank not later than five Business Days prior to the date on which any payment is to be made to the Domestic Paying
Agent or the London Paying Agent, as the case may be, pursuant to this Section
13(a), of the total amount of any principal of premium, if any, and interest due on Notes on any Interest Payment Date or any maturity date or date of redemption or repayment and the

                                       16

Bank shall (i) before 10:00 a.m. (local time) on the second Business Day prior to the date on which any payment with respect to any Notes becomes due, confirm to the Domestic Paying Agent or the London Paying Agent, as the case may be, by tested telex or facsimile or by other means acceptable to the Bank and reasonably acceptable to the Domestic Paying Agent or the London Paying Agent,
as the case may be, that it has given instructions for the transfer of the relevant funds to the Domestic Paying Agent or the London Paying Agent, as the
case may be, and the name and account of the bank through which such payment is being made and provide details of the person or department in such bank to which communications to such bank should be addressed and (ii) not later than the
Payment Time (as defined below) on the Business Day on which any payment with respect to any Notes becomes due, transfer to an account specified by the
Domestic Paying Agent or the London Paying Agent, as the case may be, such amount in the relevant currency as shall be sufficient for the purposes of such payment in funds settled through such payment system as the Domestic Paying
Agent or the London Paying Agent, as the case may be, and the Bank may agree. As used in this subsection (a), the term "Payment Time" means 10:00 a.m. local time or, in the case of a payment in Euro, Brussels. For the purposes of this Section
13, all payments made to the Domestic Paying Agent or the London Paying Agent shall be transmitted by the Bank's principal office (or such other office as designated by the Bank).

     (b) Subject to the Domestic Paying Agent or the London Paying Agent, as the
case may be, being satisfied in its sole reasonable discretion that payment will be duly made as provided in Section 13(a), the relevant Paying Agent may, but shall not be required to, pay or cause to be paid all amounts due with respect to the Notes on behalf of the Bank in the manner provided in the Notes. If any payment provided for in Section 13(a) is made late but otherwise in accordance with the provisions of this Agreement, each Paying Agent shall nevertheless make payments with respect to the Notes as aforesaid following actual receipt by it of such payment.

     (c) If for any reason the Domestic Paying Agent or the London Paying Agent, as the case may be, considers in its sole reasonable discretion that the amounts to be received by the Domestic Paying Agent or the London Paying Agent, as the
case may be, pursuant to Section 13(a) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims with respect to all payments then falling due with respect to the Notes, the Domestic Paying
Agent or the London Paying Agent, as the case may be, shall then forthwith notify the Bank of such insufficiency and, until such time as the Domestic
Paying Agent or the London Paying Agent, as the case may be, has received the full amount of all such payments in available funds, no Paying Agent shall be obligated to pay any such claims.

SECTION 14. Determination and Notifications with respect to Notes.

     (a) The London Paying Agent shall prepare and deliver such monthly reports as may be required in connection with Outstanding Series of Notes to the Bank of
England, the Ministry of Finance of Japan and, if required, the Swiss National
Bank, and, if agreed between the Bank and the London Paying Agent, shall take all necessary action to comply with such other reporting requirements of any competent authority in respect of any relevant currency as it may be directed, in writing, from time to time with respect to Notes Outstanding hereunder.

                                       17

     (b) For purposes of monitoring the aggregate principal amount of Notes
Outstanding at any time under the Program, the Exchange Rate Agent shall determine the U.S. Dollar equivalent of the principal amount of each Series of
Notes denominated in another currency, each Series of Dual Currency Notes, each
Series of Indexed Notes, each Series of Zero Coupon Notes and each Series of
Partly Paid Notes as follows:

          (i) the U.S. Dollar equivalent of Notes denominated in a currency other than U.S. Dollars shall be determined by the Exchange Rate Agent as of 2:30 p.m., New York time, on the Original Issue Date for such Notes by reference to the spot rate for U.S. Dollars against the Specified Currency provided to the Exchange Rate Agent by the Bank or, if such spot rate is not so provided on a timely basis, by reference to the Exchange Rate
     Agent's middle market spot rate for U.S. Dollars against the Specified
     Currency on the London Business Day immediately preceding the date on which the Exchange Rate Agent receives the Bank's instruction to determine the amount of Notes Outstanding;

          (ii) the U.S. Dollar equivalent of Dual Currency Notes and Indexed
     Notes shall be determined by the Exchange Rate Agent in the manner specified in clause (i) above by reference to the original principal amount of such Notes;

          (iii) the principal amount of Zero Coupon Notes and any other Notes issued at a substantial discount from the principal amount thereof shall be deemed to be the U.S. Dollar equivalent, determined in the manner specified in clause (i) above, of the net proceeds received by the Bank for the relevant issue; and

          (iv) the U.S. Dollar equivalent of Partly Paid Notes shall be determined by the Exchange Rate Agent in the manner specified in clause (i)
     above by reference to the principal amount thereof regardless of the amount of money paid up on such Notes.

The Exchange Rate Agent shall promptly notify the Bank and the Paying Agents of each determination made as aforesaid. As used in this Section 14(b), "London
Business Day" means any day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in London.

SECTION 15. Notice of any Withholding or Deduction.

     If the Bank is, with respect to any payments, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the terms of the Notes, the Bank shall give notice thereof to each Paying Agent and the Registrar, if applicable, as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to each Paying Agent and the Registrar, if applicable, such information as such Paying Agent or the Registrar, as the case may be, shall require to enable them to comply with such requirement.

SECTION 16. Redemption of Notes.

     (a) If any Notes are to be redeemed prior to their Stated Maturity Date in accordance with their terms, the Bank shall notify the Agents not more than 75 nor less than 45 days prior to the relevant redemption date of the Bank's election to redeem such Notes in whole or in part in

                                       18

increments of US$1,000 or the equivalent thereof in other currencies, or as otherwise provided in the applicable Note or required by applicable laws and regulations for currencies other than the U.S. Dollar. Any remaining principal amount of Notes redeemed in part shall be at least US$100,000, or the equivalent thereof in other currencies, or as otherwise provided in the applicable Note or required by the applicable laws and regulations for currencies other than the
U.S. Dollar.

     (b) Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the
Bank. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the
Registrar by lot or in any usual manner approved by it. The Registrar shall promptly notify the Bank in writing of the Notes selected for redemption and, in the case of Notes selected for partial redemption, the principal amount thereof to be redeemed.

     (c) Unless otherwise specified in the applicable Note, notice of redemption shall be given by the Registrar, a Paying Agent or the London Issuing Agent, as
designated in the particular instance by the Bank, at the Bank's expense, not more than 60 nor less than 30 calendar days prior to the redemption date to each holder of a Note to be redeemed. Notices in respect of Registered Notes to be redeemed shall be given by first-class mail, postage prepaid, to each holder's address appearing in the Note Register. In the case of Bearer Notes to be redeemed, the London Issuing Agent shall publish the notice required in connection with any such redemption, pursuant to Section 18, and shall at the same time also publish a separate list of serial numbers of any Notes previously selected and not presented for redemption. All notices of redemption shall identify the Notes to be redeemed (including CUSIP, Common Code and ISIN numbers), the date fixed for redemption, the redemption price, the manner in which redemption will be effected and, in the case of a partial redemption, the serial numbers (and principal amounts) of the Notes to be redeemed.

     (d) Notice of redemption having been given as described above, the Notes so to be redeemed shall, on the redemption date, become due and payable at the redemption price specified in such Notes, and upon payment by the Bank of the full redemption price specified in such Notes, from and after such redemption date such Notes shall cease to bear interest. Upon surrender of any such Notes for redemption in accordance with such notice, the relevant Paying Agent shall pay or cause to be paid such Notes at the redemption price specified in such
Notes, together with unpaid interest accrued on such Notes at the applicable rate borne by such Notes to the redemption date.

     (e) Any Registered Note or Definitive Bearer Note which is to be redeemed only in part shall be surrendered to the Registrar or the London Issuing Agent, respectively, and the Registrar or the London Issuing Agent, as the case may be, shall complete, authenticate and deliver to a holder of such Note, without service charge, a new Registered Note or Definitive Bearer Note of any
authorized denomination as requested by such holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                       19

SECTION 17. Repayment of Notes.

     (a) In order for any Note, in accordance with its terms, to be repaid in whole or in part at the option of the holder thereof, such Note must be delivered by the holder thereof, with the form entitled "Option to Elect
Repayment" (set forth in such Note) duly completed, to the Registrar at the address set forth in such form or at such place or places of which the Bank shall from time to time notify the holders of the Notes not more than 60 nor less than 30 days prior to the date fixed for the repayment of such Notes (the
"Optional Repayment Date").

     (b) Upon surrender of any Note for repayment in accordance with the provisions set forth above and in such Note, the Note to be repaid shall, on the
Optional Repayment Date, become due and payable, and the relevant Paying Agent shall pay or cause to be paid such Note on the Optional Repayment Date at a price, unless otherwise specified in such Note, equal to 100% of the principal amount thereof, together with accrued interest to the Optional Repayment Date.

     (c) If less than the entire principal amount of any Note is to be repaid, the holder thereof shall specify the portion thereof (which shall be in increments of US$1,000 or the equivalent thereof in other currencies, or as otherwise provided in the applicable Note or required by the applicable laws and regulations for currencies other than the U.S. Dollar) which such holder elects to have repaid and shall surrender such Note to the London Issuing Agent or the
Registrar, as the case may be, and the London Issuing Agent or the Registrar, as
the case may be, shall complete, authenticate and deliver to the holder of such
Note, without service charge, a new Note or Notes in an aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the
Note so surrendered and in such denominations as shall be specified by such holder which shall be at least US$100,000 or an integral multiple of US$1,000 in excess thereof (or the equivalent in other currencies), or as otherwise provided, in the applicable Note or required by the applicable laws and regulations for currencies other than the U.S. Dollar.

SECTION 18. Notices to Holders.

     (a) On behalf of and at the request and expense of the Bank, the Registrar or, in the case of the Notes issued by the London Issuing Agent, the London
Issuing Agent shall give or cause to be given all notices required to be given by the Bank in accordance with the Notes.

     (b) All notices with respect to Registered Notes shall be mailed by the
Registrar by first-class mail, postage prepaid, to the holders thereof at their addresses appearing in the Note Register.

     (c) All notices with respect to Bearer Notes shall be given to the London
Issuing Agent not later than five business days prior to any publication date, and shall be published by the London Issuing Agent in one leading English language daily newspaper with circulation in London or, if that is not possible, one other English language newspaper with general circulation in Europe as the
Bank shall decide and, if directed by the Bank in writing, the London Issuing
Agent shall, in accordance with such direction, also publish notices in a manner that complies with the rules and regulations of any Stock Exchange on which such
Bearer Notes are then listed,

                                       20

quoted and/or traded. Any such notice shall be deemed to have been given on the date of the first publication.

     (d) Notwithstanding any contrary provision contained in this Agreement, until such time as any Definitive Bearer Notes are issued, the Registrar may, so long as Temporary Bearer Global Notes or Permanent Bearer Global Notes are held in their entirety on behalf of Euroclear and Clearstream, Luxembourg or such other clearing system, substitute for such publication required by Section 18(c)
the delivery of the relevant notice to Euroclear and Clearstream, Luxembourg and such other clearing system for communication by them to the beneficial owners of interests in the Temporary Bearer Global Notes and Permanent Bearer Global
Notes; provided, however, that, so long as the rules of any Stock Exchange so require and if so directed in writing by the Bank, such publication will nevertheless be made as described in Section 18(c) in respect of Bearer Notes listed on such Stock Exchange. Any such notice shall be deemed to have been given to the beneficial owners of interests in the Temporary Bearer Global Notes and Permanent Bearer Global Notes on the seventh day after the day on which said notice was given to Euroclear and/or Clearstream, Luxembourg and/or such other clearing system.

SECTION 19. Cancellation of Notes, Receipts, Coupons and Talons.

     (a) All Notes which are purchased by or on behalf of the Bank, together (in the case of Definitive Bearer Notes) with all unmatured Receipts, Coupons or
Talons (if any) attached thereto or surrendered therewith, may, at the election of the Bank, be canceled by the Bank. Where any Notes, Receipts, Coupons or
Talons are purchased and canceled as aforesaid, the Bank shall make sure that all relevant details are promptly given to the Paying Agents and that all Notes,
Receipts, Coupons or Talons so canceled are delivered to the Paying Agents. All
Notes which are redeemed, all Receipts or Coupons which are paid and all Talons which are exchanged shall be canceled by the Paying Agent by which they are redeemed, paid or exchanged. Each of the Paying Agents shall give to the
Registrar written details of all payments made by it and shall deliver a certificate of destruction for all canceled Notes, Receipts, Coupons and Talons to the Registrar or to any Paying Agent authorized from time to time in writing by the Registrar to accept delivery of canceled Notes, Receipts, Coupons and
Talons.

     (b) A certificate stating:

          (i) the aggregate principal amount of Notes which have been redeemed and the aggregate amount paid in respect thereof;

          (ii) the number of Notes canceled, together (in the case of Definitive
     Bearer Notes) with details of all unmatured Receipts, Coupons or Talons (if any) attached thereto or delivered therewith;

          (iii) the aggregate amount paid with respect to interest on the Notes;

          (iv) the total number by maturity date of Receipts, Coupons and Talons so canceled; and

          (v) (in the case of Definitive Bearer Notes) the serial numbers of such Notes,

                                       21

     shall be given to the Bank by the Registrar as soon as reasonably practicable and in any event within three months after the date of such repayment or, as the case may be, payment or exchange.

     (c) Subject to being duly notified in due time, the Registrar shall give a certificate to the Bank, within three months of the date of purchase and cancellation of Notes as aforesaid, stating:

          (i) the principal amount of Notes so purchased and canceled;

          (ii) the serial numbers of such Notes; and

          (iii) the total number by maturity date of the Receipts, Coupons and
     Talons (if any) appertaining thereto and surrendered therewith or attached thereto.

     (d) The applicable Paying Agent shall destroy (in accordance with its customary procedures) all canceled Notes, Receipts, Coupons and Talons (unless otherwise previously instructed by the Bank) and, forthwith upon destruction, furnish the Bank with a certificate of the serial numbers of the Notes and the number by maturity date of Receipts, Coupons and Talons so destroyed.

     (e) Without prejudice to its obligations pursuant to Section 19(b), the
Registrar shall keep a full and complete record of all Notes, Receipts, Coupons and Talons (other than serial numbers of Coupons, except those which have been replaced pursuant to Section 20) and of all replacement Notes, Receipts, Coupons or Talons issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes, Receipts, Coupons or Talons. The Registrar shall at all reasonable times make such record available to the Bank and any person authorized by the
Bank for inspection and for the taking of copies thereof or extracts therefrom.

     (f) All records and certificates made or given pursuant to this Section 19 and Section 20 shall make a distinction between Notes, Receipts, Coupons and
Talons of each Series and Tranche, as appropriate.

SECTION 20. Issue of Replacement Notes, Receipts, Coupons and Talons.

     (a) The Bank will cause a sufficient quantity of additional forms of Notes,
Receipts, Coupons and Talons to be available, upon request, to the London
Issuing Agent (in the case of Temporary Bearer Global Notes, Permanent Bearer
Global Notes, Receipts, Coupons and Talons) and to the Registrar (in the case of
Registered Global Notes) at their specified office for the purpose of issuing replacement Notes, Receipts, Coupons and Talons as provided below.

     (b) The London Issuing Agent or the Registrar will, subject to and in accordance with the terms of the Notes and the following provisions of this
Section 20, cause to be delivered any replacement Notes, Receipts, Coupons and
Talons which the Bank may determine to issue in place of Notes, Receipts,
Coupons and Talons which have been lost, stolen, mutilated, defaced or destroyed.

                                       22

     (c) In the case of a mutilated or defaced Note, the London Issuing Agent or the Registrar shall ensure that (unless otherwise covered by such indemnity as the Bank may require) any replacement Note will only have attached to it
Receipts, Coupons and Talons corresponding to those (if any) attached to the mutilated or defaced Note which is presented for replacement.

     (d) Neither the London Issuing Agent nor the Registrar shall issue any replacement Note, Receipt, Coupon or Talon unless and until the applicant therefor shall have:

          (i) paid such costs as may be incurred in connection therewith;

          (ii) furnished it with such evidence (including evidence as to the serial number of such Note, Receipt, Coupon or Talon) and indemnity (which may include a bank guarantee) as the Bank and the Registrar or the London
     Issuing Agent, as the case may be, may require; and

          (iii) in the case of any mutilated or defaced Note, Receipt, Coupon or
     Talon, surrendered the same to the Registrar or the London Issuing Agent, as the case may be.

     (e) The Registrar or the London Issuing Agent, as the case may be, shall cancel any mutilated or defaced Notes, Receipts, Coupons and Talons with respect to which replacement Notes, Receipts, Coupons and Talons have been issued pursuant to this Section 20 and shall furnish the Bank with a certificate stating the serial numbers of the Notes, Receipts, Coupons and Talons so canceled and, unless otherwise instructed by the Bank in writing, shall destroy
(in accordance with its customary procedures) such canceled Notes, Receipts,
Coupons and Talons and furnish the Bank with a destruction certificate containing the information specified in Section 19(c).

     (f) The Registrar or the London Issuing Agent, as the case may be, shall, on issuing any replacement Note, Receipt, Coupon or Talon, forthwith inform the
Bank and the Paying Agents of the serial number of such replacement Note,
Receipt, Coupon or Talon issued and (if known) of the serial number of the Note,
Receipt, Coupon or Talon in place of which such replacement Note, Receipt,
Coupon or Talon has been issued. Whenever replacement Receipts, Coupons or
Talons are issued pursuant to the provisions of this Section 20, the London
Issuing Agent shall also notify the Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Receipts, Coupons or Talons and of the replacement Receipts, Coupons or Talons issued.

     (g) The Registrar shall keep a full and complete record of all replacement
Notes, Receipts, Coupons and Talons issued and shall make such record available at all reasonable times to the Bank and any persons authorized by the Bank for inspection and for the taking of copies thereof or extracts therefrom.

     (h) Whenever any Definitive Bearer Note, Receipt, Coupon or Talon for which a replacement Note, Receipt, Coupon or Talon has been issued and with respect to which the serial number is known is presented to any of the Paying Agents for payment, the relevant Paying Agent shall immediately send notice thereof to the
Bank and the Registrar.

                                       23

SECTION 21. Copies of This Agreement and Each Pricing Supplement Available for
Inspection.

     The Paying Agents shall, for as long as any Note remains outstanding, hold copies of this Agreement, the Offering Circular (as amended or supplemented from time to time), each Pricing Supplement (except that a Pricing Supplement relating to unlisted Notes will only be available for inspection by a holder of such a Note upon production of evidence satisfactory to the relevant Paying
Agent as to the identity of such holder), the Bank's Articles of Incorporation and By-Laws, as amended or restated, and any documents incorporated by reference into the Offering Circular available for inspection during normal business hours. For this purpose, the Bank shall furnish the Paying Agents with sufficient copies of each of such documents.

SECTION 22. Commissions and Expenses.

     The Bank shall pay to the Agents such fees and commissions as the Bank and each of the Agents may separately agree from time to time in writing with respect to the services of the Agents hereunder together with any reasonable and properly documented expenses (including legal fees and expenses, insurance costs, printing, postage, tax, cable and advertising expenses) incurred by the
Agents in connection with their said services. Nothing in this Agreement shall obligate the Agents to take any action which would involve any such expenses, unless and until such Agent shall have received payment in respect thereof. At the request of the Agents, the parties to this Agreement may, from time to time during the continuance of this Agreement review the commissions agreed initially pursuant to this Section 22 with a view to determining whether the parties can mutually agree upon any changes to such commissions.

SECTION 23. Indemnity.

     (a) The Bank shall indemnify each of the Agents (which for purposes of this
Section 23 shall include its officers, directors, employees and agents) against any direct losses, liabilities, costs, claims, actions, demands or expenses
(including, but not limited to, all reasonable costs, charges and expenses
(including counsel fees and expenses) paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made against any of the
Agents as a result of or in connection with its appointment by the Bank or the exercise of its powers and duties hereunder or the Interest Calculation Agency
Agreement, Exchange Rate Agent Agreement, or pursuant to instructions from the
Bank, except such as may result from its own willful default, gross negligence or bad faith or that of its officers, directors or employees or the breach by it of the terms of this Agreement.

     (b) The Agents shall not be liable for any action taken or omitted hereunder except for their own willful default, gross negligence or bad faith or that of their respective officers, directors or employees or the breach by any of them of the terms of this Agreement.

     (c) The obligations of the Bank under this section shall survive the payment of the Notes, the resignation or removal of any Agent and the termination of this Agreement.

                                       24

SECTION 24. Repayment by the Paying Agents.

     (a) The Paying Agents shall, forthwith on written demand, repay to the Bank sums equivalent to any amounts paid by the Bank to the Paying Agent for the payment of principal (and premium, if any) or interest with respect to any
Registered Notes and remaining unclaimed at the end of two years after the principal of such Registered Notes shall have become due and payable (whether at the Stated Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment, provided that there is not any outstanding, bona fide and proper claim with respect to such amounts. Upon such repayment all liability of the Paying Agent with respect to such funds shall thereupon cease.

     (b) Bearer Notes, Receipts and Coupons shall become void unless presented for payment within a period of two years from the date on which the related payment of principal or interest shall have become due and payable and monies sufficient therefor shall have been made available for payment. The Paying
Agents shall, forthwith on written demand, repay to the Bank sums equivalent to any amounts paid by the Bank to the Paying Agents for the payment of principal
(premium, if any) or interest with respect to any such Bearer Note, Receipt or
Coupon and remaining unclaimed when such Bearer Note, Receipt or Coupon becomes void and all liability with respect thereto shall thereupon cease.

SECTION 25. Conditions of Appointment.

     (a) Each Agent shall be entitled to deal with money paid to it by the Bank for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

          (i) that it shall not exercise any right of set-off, lien or similar claim in respect thereof;

          (ii) as provided in Section 25(b) below; and

          (iii) that it shall not be liable to account to the Bank for any interest thereon except as otherwise agreed in writing between the Bank and an Agent.

     (b) In acting hereunder and in connection with the Notes, the Agents shall act solely as agents of the Bank and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Notes, Receipts, Coupons or Talons, except that all funds held by the Paying Agents for payment to the Noteholders shall be held for the benefit of such holders or owners and applied as set forth herein, but need not be segregated from other funds except as required by law.

     (c) The Agents hereby undertake to the Bank to perform such obligations and duties, and shall be obligated to perform such duties and only such duties, as are expressly stated herein, in the Notes, the Procedures Memorandum and any
Supplement specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Notes or the Procedures Memorandum against any of the Agents. In no event shall the Agents be liable for special, indirect or consequential loss or damages of any kind (including, but not limited to, lost profits).

                                       25

     (d) The Agents may consult with legal and other professional advisers of its selection and the opinion of such advisers, rendered in good faith, shall be full and complete protection with respect to any action taken, omitted or suffered hereunder in good faith in accordance with the opinion of such advisers.

     (e) Each of the Agents shall be protected and shall incur no liability for or with respect to any action taken, omitted or suffered in reliance upon any instruction, request or order from the Bank or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex, facsimile or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by an Authorized Representative.

     (f) Any of the Agents and any of their officers, directors and employees may become the owner of, or acquire any interest in, any Notes, Receipts,
Coupons or Talons with the same rights that it or he would have if such Agent(s)
concerned were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Bank and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons or in connection with any other obligations of the Bank as surely as if such Agent(s)
were not appointed hereunder.

     (g) To the extent permitted by law, each of the Agents shall be entitled to deem and treat the bearer of any Bearer Note as the absolute owner thereof.

SECTION 26. Communication Between the Parties.

     A copy of all material notifications and communications relating to the subject matter of this Agreement between any Noteholders, Receiptholders or
Couponholders and any of the Agents or the Registrar shall be sent to the Bank by the relevant Agent or the Registrar, as the case may be.

SECTION 27. Changes in Agents.

     (a) The Bank agrees that, until no Note is outstanding or until monies for the payment of all amounts with respect to all outstanding Notes have been made available to the Paying Agents (whichever is the later):

          (i) so long as any Notes are listed, quoted and/or traded on any Stock
     Exchange, there will at all times be such paying, issuing, listing and other agents having a specified office in each location required by the rules and regulations of the relevant Stock Exchange;

          (ii) there will at all times be a Paying Agent, a Registrar, a London
     Issuing Agent and Transfer Agent with a specified office in a city in continental Europe unless, in respect of any Paying Agent, payments are permitted to be made in the United States and the Bank shall have appointed a Paying Agent in the United States; and

          (iii) in the event that European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 is brought into force, the Bank will ensure that it maintains a Paying

                                       26

     Agent in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to such Directive.

Any variation, termination, appointment or change shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 nor more than 45 days prior notice thereof shall have been given to the Noteholders in accordance with Section 18, provided that no such variation, termination, appointment or change shall take effect (except in the case of insolvency) within 15 days before or after any Interest Payment Date.

     (b) Subject to Section 27(a), the Bank may terminate the appointment of any
Agent at any time and/or appoint one or more further relevant Agents by giving to the relevant Agent at least 45 days notice in writing to that effect.

     (c) Subject to Section 27(a), all or any of the Paying Agents or Transfer
Agents may resign their respective appointments hereunder at any time by giving the Bank at least 45 days written notice to that effect, except that in the case of any Paying Agent, upon the European Union Directive 2003/48/EC on the taxation of savings adopted by the European Union Council of Economic and
Finance Ministers meeting on 26-27 November 2000, or any law implementing or complying with, or introduced in order to conform to, such Directive, becoming effective, such resignation shall not take effect until the Bank has appointed a
Paying Agent in a member state of the European Union that will not be obliged to withhold or deduct tax from payment in respect of such Notes pursuant to any such Directive or law.

     (d) The Bank agrees with each Agent that if, by the day falling 10 days before the expiry of any notice under the above clause, the Bank has not appointed a replacement agent, then the relevant Agent shall be entitled, on behalf of the Bank, to appoint in its place any reputable financial institution of good standing and the Bank shall not unreasonably object to such appointment.
If the relevant Agent is unable to appoint a replacement agent, the relevant
Agent may petition any court of competent jurisdiction for the appointment of a replacement agent.

     (e) Prior to its resignation or removal becoming effective, the relevant
Paying Agent, Registrar, London Issuing Agent, Listing Agent or Transfer Agent:

          (i) shall, in the case of a Paying Agent, forthwith transfer all monies held by it hereunder and the records referred to in Sections 11(a),
     19(c) and 20(g) to the successor Paying Agent hereunder; and

          (ii) shall be entitled to the payment by the Bank of its commissions and fees for the services theretofore rendered hereunder in accordance with the terms of Section 22.

     (f) Upon its appointment becoming effective, any new Paying Agent, London
Issuing Agent, Registrar, Listing Agent or Transfer Agent shall, without further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as a Paying Agent, London Issuing Agent, Registrar,
Listing Agent or Transfer Agent, respectively, hereunder.

                                       27

SECTION 28. Merger and Consolidation.

     Any corporation into which any Agent may be merged, or any corporation with which any Agent may be consolidated, or any corporation resulting from any merger or consolidation to which any Agent shall be a party, or any corporation to which any Agent shall sell or otherwise transfer all or substantially all of the assets of such Agent shall, on the date when such merger, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Bank, and after the said effective date all references in this Agreement to such Agent shall be deemed to be references to such corporation. Notice of any such merger, consolidation or transfer shall forthwith be given to the Bank by the relevant Agent.

SECTION 29. Notifications.

     Following receipt of notice of resignation from any Agent and forthwith upon appointing a successor or other Agent, as the case may be, or on giving notice to terminate the appointment of any Agent, the Bank shall give or cause to be given not more than 45 days nor less than 30 days notice thereof to the
Noteholders in accordance with Section 18.

SECTION 30. Change of Specified Office.

     If any Agent determines to change its specified office it shall give to the
Bank written notice of such determination giving the address of the new specified office, which shall be in the same city, and stating the date on which such change is to take effect, which shall not be less than 45 days thereafter.
The Bank shall within 15 days of receipt of such notice (unless the appointment of the relevant Agent is to terminate pursuant to Section 27 on or prior to the date of such change) give or cause to be given not more than 45 days nor less than 30 days notice thereof to the Noteholders in accordance with Section 18.

SECTION 31. Notices.

     Any notice or communication given to any party hereunder shall be sufficiently given or served if sent by facsimile transmission to the relevant number specified on the signature page hereof and, if so sent, shall be deemed to have been delivered upon transmission, provided such transmission is confirmed when an acknowledgment of receipt is received (in the case of facsimile transmission).

SECTION 32. Taxes and Stamp Duties.

     The Bank agrees to pay any and all stamp and other documentary taxes or duties (other than any interest or penalties arising as a result of a failure by any other person to account promptly to the relevant authorities for any such duties or taxes after such person shall have received from the Bank the full amount payable in respect thereof) which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.

                                       28

SECTION 33. Currency Indemnity.

     If, under any applicable law and whether pursuant to a judgment being made or registered against the Bank or for any other reason, any payment under or in connection with this Agreement is made or is to be satisfied in a currency (the
"other currency") other than that in which the relevant payment is expressed to be due under this Agreement, the Bank shall arrange to supply the other currency to the relevant Agent, in accordance with the payment timeframes specified in
Section 13(a) of this Agreement.

SECTION 34. Amendments.

     (a) The Notes and any Talons, Receipts and Coupons attached to the
Definitive Bearer Notes and this Agreement may be amended by the Bank (upon notice to the parties hereto):

          (i) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained therein or herein;

          (ii) to make any further modifications of the terms of this Agreement necessary or desirable to allow for the issuance of any additional Notes
     (which modifications shall not be materially adverse to holders of outstanding Notes); or

          (iii) in any manner which the Bank (and, in the case of this
     Agreement, the parties hereto) may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of the
     Notes, Talons, Receipts and Coupons, to all of which each holder of Notes,
     Talons, Receipts and Coupons shall, by acceptance thereof, be deemed to have consented;

provided, however, that no such modification or amendment may, without the consent of the holder of each outstanding Note affected thereby, (1) change the
Stated Maturity Date with respect to any Note or reduce or cancel the amount payable at maturity; (2) reduce the amount payable or modify the payment date for any interest with respect to any Note or vary the method of calculating the rate of interest with respect to any Note; (3) reduce any minimum interest rate and/or maximum interest rate with respect to any Note; (4) modify the currency in which payments under any Note and/or any Coupons appertaining thereto are to be made; (5) change the obligation of the Bank to pay Additional Amounts with respect to Notes, Talons, Receipts and Coupons; (6) reduce the percentage in principal amount of outstanding Notes the consent of the holders of which is necessary to modify the provisions of the Notes or to waive any future compliance or past default. Any instrument given by or on behalf of any holder of a Note in connection with any consent to any such modification, amendment or waiver shall be irrevocable once given and shall be conclusive and binding on all subsequent holders of such Note. Any modifications, amendments or waivers to this Agreement or the provisions of the Notes, Talons, Receipts and Coupons shall be conclusive and binding on all holders of Notes, Talons, Receipts and
Coupons, whether or not notation of such modifications, amendments or waivers is made upon the Notes, Receipts, Coupons and Talons. It will not be necessary for the consent of the holders of Notes to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof; provided that the Agents shall have

                                       29

no responsibility for preparing any summary or other notice of such substance to be provided to holders of Notes in connection with any amendment hereto.

SECTION 35. References to Additional Amounts.

     All references in this Agreement to principal, premium and interest in respect of any Note shall, unless the context otherwise requires, be deemed to mean and include all Additional Amounts, if any, payable in respect thereof as set forth in such Note.

SECTION 36. Descriptive Headings.

     The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

SECTION 37. Governing Law.

     This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof, and all applicable federal laws and regulations.

SECTION 38. Counterparts.

     This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                       30

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

The Bank

SUNTRUST BANK                           SunTrust Bank
                                        303 Peachtree Street, N.E.
                                        Atlanta, Georgia 30308
By:                                     Attention: Mark A. Chancy
    --------------------------------    Telephone: (404) 581-1281
    Name:                               Facsimile: (404) 724-3749
    Title:

The Registrar and Domestic Paying Agent

DEUTSCHE BANK TRUST COMPANY AMERICAS    DEUTSCHE BANK TRUST COMPANY AMERICAS
                                        60 Wall Street - 27th Floor
                                        New York, New York  10005
By:                                     Attention: Trust and Securities Services
    ---------------------------------   Telephone: (212) 250-7345
    Name:                               Facsimile: (212) 797-8615
    Title:

The London Paying Agent
and London Issuing Agent

DEUTSCHE BANK AG LONDON                 DEUTSCHE BANK AG LONDON
                                        Winchester House
                                        1 Great Winchester Street
By:                                     London EC2N 2DB
    ---------------------------------   Attention: Trust and Securities Services
    Name:                               Telephone: 44-207-545-8000
    Title:                              Facsimile: 44-207-547-3665

The Luxembourg Paying Agent
and Transfer Agent

DEUTSCHE BANK LUXEMBOURG S.A.           DEUTSCHE BANK LUXEMBOURG S.A.
                                        2 Boulevard Konrad Adenauer
                                        L-115
By:                                     Luxembourg
    ---------------------------------   Attention: Coupon Paying Department
    Name:                               Telephone: (352) 421-221
    Title:                              Facsimile: (352) 473-136

                                       31

The Listing Agent

KREDIETBANK S.A. LUXEMBOURGEOISE        KREDIETBANK S.A. LUXEMBOURGEOISE
                                        43 Boulevard Royal
                                        L-2955 Luxembourg
By:                                     Attention: Corporate Trust Department
    ---------------------------------   Telephone: 352-479-73933
    Name:                               Facsimile: 352-479-773951
    Title:

                                       32

                                                                       EXHIBIT A

                         FORM OF REGISTERED GLOBAL NOTE

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO
SUNTRUST BANK (THE "BANK") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE
FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND
ANY PAYMENT HEREON IS MADE TO CEDE & CO), ANY TRANSFER, PLEDGE OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS A GLOBAL SECURITY AND, UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN
WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, IT MAY NOT BE TRANSFERRED EXCEPT
AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE NOMINEE OF
THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE
DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH
SUCCESSOR DEPOSITARY.](1)

[SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF
SUNTRUST BANK (THE "BANK") AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND
GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE
BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

[SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED
GENERAL OBLIGATION OF SUNTRUST BANK (THE "BANK"). THE OBLIGATIONS EVIDENCED BY
THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED
OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DEPOSIT LIABILITIES,
THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS
NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

THIS NOTE IS ISSUABLE ONLY IN MINIMUM DENOMINATIONS OF US$100,000 AND INTEGRAL
MULTIPLES OF US$1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN
THIS NOTE IS REQUIRED TO HOLD A BENEFICIAL INTEREST OF US$100,000 PRINCIPAL
AMOUNT OR ANY INTEGRAL MULTIPLE OF US$1,000 IN EXCESS THEREOF OF THIS NOTE AT
ALL TIMES.

----------
(1)  Delete in the case of all Registered Global Notes other than DTC Global
     Notes.

                                      A-1

[DISCOUNT NOTES: THIS NOTE IS ISSUED WITH "ORIGINAL ISSUE DISCOUNT FOR PURPOSES
OF SECTION 1273 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986 AS AMENDED.
HOLDERS MAY CONTACT [__________] AT [__________] TO RECEIVE INFORMATION WITH
RESPECT TO THE CALCULATION OF ORIGINAL ISSUE DISCOUNT.]

No.  R-                                                               REGISTERED
        -----------------
CUSIP No.:
           ---------------
ISIN No.:
          ----------------
Common Code:
             -------------

                                  SUNTRUST BANK
                                GLOBAL BANK NOTE
                            (Registered Global Note)

ORIGINAL ISSUE DATE:                    PRINCIPAL AMOUNT:

                                        SPECIFIED CURRENCY:

MATURITY DATE:                          U.S. dollar

   FIXED RATE NOTE                      Other:

   FLOATING RATE NOTE

     SUNTRUST BANK, a bank organized under the laws of the State of Georgia (the
"Bank"), for value received, hereby promises to pay to _______________, or registered assigns, the principal amount specified above as adjusted in accordance with Schedule 1 hereto, on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption "Fixed Rate Interest Provisions," if this Note is designated as a "Fixed Rate Note" above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating Rate Interest
Provisions," if this Note is designated as a "Floating Rate Note" above, in each case as such provisions may be modified or supplemented by the terms and provisions set forth in the Pricing Supplement attached hereto (the "Pricing
Supplement"), and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default Rate per annum specified in the Pricing Supplement on any overdue principal and premium, if any, and on any overdue installment or interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day (as defined on the reverse hereof)) next preceding the applicable Interest Payment
Date (unless otherwise specified in the Pricing Supplement) (each, a "Regular
Record Date"); provided, however, that interest payable at Maturity (as defined on the reverse hereof) will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such
Regular Record Date, and shall

                                      A-2

instead be payable to the person in whose name this Note (or any predecessor
Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Registrar (as defined below), notice whereof shall be given by the Registrar to the holder of this Note not less than 15 calendar days prior to such Special
Record Date.

     This Note is one of a duly authorized issue of the Bank's notes due from 7 days to 30 years or more from date of issue (the "Notes"). The Notes are issued in accordance with the Amended and Restated Global Agency Agreement, dated as of
March 31, 2004 (the "Global Agency Agreement"), among the Bank and Deutsche Bank
Trust Company Americas, as paying agent (the "Domestic Paying Agent") and as registrar (the "Registrar"), Deutsche Bank AG London, as paying agent (the
"London Paying Agent") and as issuing agent (the "London Issuing Agent") and
Deutsche Bank Luxembourg S.A. as transfer agent (the "Transfer Agent") and as paying agent (the "Luxembourg Paying Agent", together with the Domestic Paying
Agent and the London Paying Agent, the "Paying Agents", and individually, a
"Paying Agent") and Kredietbank S.A. Luxembourgeoise as listing agent (the
"Listing Agent"). The terms Domestic Paying Agent, Registrar, London Paying
Agent, London Issuing Agent, Luxembourg Paying Agent, Transfer Agent and Listing
Agent shall include any additional or successor agents appointed in such capacities by the Bank.

     The Bank shall cause to be kept at the office of the Registrar designated below a register (the register maintained in such office or any other office or agency of the Registrar, herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for the registration of Notes issued in registered form and of transfers of such Notes. The Bank has initially appointed Deutsche Bank Trust Company
Americas, acting through its principal office at 60 Wall Street, 27th Floor, New
York, New York 10005, as "Registrar" for the purpose of registering Notes issued in registered form and transfers of such Notes. The Bank reserves the right to rescind such designation at any time, and to transfer such function to another bank or financial institution.

     The transfer of this Note is registrable in the Note Register, upon surrender of the Note for registration of transfer at the office or agency of the Registrar or any transfer agent maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar (or such transfer agent) duly executed by, the holder hereof or its attorney duly authorized in writing.

     Payment of principal of, and premium, if any, and interest on, this Note due at Maturity will be made in immediately available funds upon presentation and surrender of this Note at the office of a Paying Agent maintained for that purpose; provided, that this Note is presented to such Paying Agent in time for such Paying Agent to make such payment in accordance with its normal procedures.
Payments of interest an this Note (other than at Maturity) will be made by wire transfer to such account as has been appropriately designated to a Paying Agent by the person entitled to such payments.

     Reference is made to the further provisions of this Note set forth on the reverse hereof and in the Pricing Supplement, which further provisions shall for all purposes have the same effect as if set forth at this place. In the event of any conflict between the provisions contained

                                      A-3

herein or on the reverse hereof and the provisions contained in the Pricing
Supplement attached hereto, the latter shall control. References herein to "this
Note," "hereof," "herein" and comparable terms shall include the Pricing
Supplement attached hereto.

     Unless the certificate of authentication hereon has been executed by the
Registrar, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES
THEREOF, AND ALL APPLICABLE FEDERAL LAWS AND REGULATIONS.

     IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Dated:

REGISTRAR'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the
within-mentioned Global Agency Agreement.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Registrar

By:
    ------------------------------------
    Name:
    Title:

                                      A-4

                           [ATTACH PRICING SUPPLEMENT]

                                      A-5

                                [Reverse of Note]

                         [ATTACH REVERSE OF NOTE IN FORM
                  OF EXHIBIT K TO THE GLOBAL AGENCY AGREEMENT]

                                      A-6

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the within
Note, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM - as tenants in common

          TEN ENT - as tenants by the entireties

          JT TEN  - as joint tenants with right of survivorship and not as tenants in common

          UNIF GIFT MIN ACT - _____________ Custodian _____________
                                  (Cust)                 (Minor)

                        under Uniform Gifts to Minors Act

                          ----------------------------
                                      State

     Additional abbreviations may also be used though not in the above list.

                                      A-7

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

---------------------------------

------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                       ---------------------------------

                       ---------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

                  (Please print or typewrite name and address,
                     including postal zip code, of assignee)

------------------------------------------------------------------
the within Note and all rights thereunder, and hereby

irrevocably constitutes and appoints
                                     -----------------------------

------------------------------------------------------------------
to transfer said Note on the books of the Bank, with full power of substitution in the premises.

Dated:
       ------------------------------   ----------------------------------------
                                        NOTICE: The signature to this assignment
                                        must correspond with the name as written
                                        upon the within Note in every
                                        particular, without alteration or
                                        enlargement or any change whatsoever.

----------------------------------------
           Signature Guarantee

NOTICE: The signature(s) should be
guaranteed by an eligible guarantor
institution (banks, stockbrokers,
savings and loan associations, and
credit unions with membership in an
approved signature guarantee medallion
program), pursuant to Rule 17Ad-15 under
the Securities Exchange Act of 1934.

                                       A-8

                                   Schedule 1

                       SCHEDULE OF TRANSFERS AND EXCHANGES

     The following increases and decreases in the principal amount of this Note have been made:

                   Increase (Decrease)
                   in Principal Amount
                   of this Note Due to        Principal          Notation made
                      Transfer Among     Amount of this Note   by or on behalf
Date of Transfer       Global Notes         After Transfer        of the Bank
----------------   -------------------   -------------------   ---------------

----------------   -------------------   -------------------   ---------------

----------------   -------------------   -------------------   ---------------

----------------   -------------------   -------------------   ---------------

----------------   -------------------   -------------------   ---------------

                                       A-9

                                                                       EXHIBIT B

                       FORM OF DEFINITIVE REGISTERED NOTE

[SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF
SUNTRUST BANK (THE "BANK") AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND
GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE
BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

[SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED
GENERAL OBLIGATION OF SUNTRUST BANK (THE "BANK"). THE OBLIGATIONS EVIDENCED BY
THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED
OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DEPOSIT LIABILITIES,
THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS
NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

THIS NOTE IS ISSUABLE ONLY IN MINIMUM DENOMINATIONS OF US$100,000 AND INTEGRAL
MULTIPLES OF US$1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN
THIS NOTE IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN US$100,000 PRINCIPAL
AMOUNT OR ANY INTEGRAL MULTIPLE OF US$1,000 IN EXCESS THEREOF OF THIS NOTE AT
ALL TIMES.

[DISCOUNT NOTES: THIS NOTE IS ISSUED WITH "ORIGINAL ISSUE DISCOUNT" FOR PURPOSES
OF SECTION 1273 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.
HOLDERS MAY CONTACT [___________________________________] AT [_________________]
TO RECEIVE INFORMATION WITH RESPECT TO THE CALCULATION OF ORIGINAL ISSUE
DISCOUNT.]

No. R- _____________________                                          REGISTERED
CUSIP No.: _________________
ISIN No.: __________________
Common Code: _______________

                                       B-1

                                  SUNTRUST BANK
                                    BANK NOTE
                          (Definitive Registered Note)

ORIGINAL ISSUE DATE:

PRINCIPAL AMOUNT:

MATURITY DATE:

     SPECIFIED CURRENCY:

[_] U.S. dollar

[_] Other:

OPTION TO ELECT PAYMENT IN SPECIFIED CURRENCY (if Specified Currency is other than the United States dollar):
[_] Yes   [_] No

AUTHORIZED DENOMINATIONS:

INTEREST PAYMENT DATES:

[_] FIXED RATE NOTE INTEREST RATE: ________%

[_] FLOATING RATE NOTE

INTEREST RATE DETERMINATION:

[_] ISDA RATE

    MARGIN (PLUS OR MINUS):

    DESIGNATED MATURITY:

    FLOATING RATE OPTION:

    RESET DATE:

[_] REFERENCE RATE DETERMINATION

INDEX MATURITY:

INITIAL INTEREST RATE: ___%

INTEREST RATE BASIS OR BASES:

IF LIBOR:
[_] LIBOR Moneyline Telerate
          Page:
[_] LIBOR Reuters
          Page:

IF CMT RATE:

Designated CMT
     Moneyline Telerate Page:
     7051
     7052

SPREAD (PLUS OR MINUS)

AND/OR SPREAD MULTIPLIER:

INTEREST RESET PERIOD:

INITIAL INTEREST RESET DATE:

INTEREST RESET DATES:

INTEREST CALCULATION:

[_] Regular Floating Rate Note
[_] Floating Rate/Fixed Rate Note
    Fixed Rate Commencement Date:
    Fixed Interest Rate:
    [_] Inverse Floating Rate Note
    Fixed Interest Rate:

RECORD DATES (if other than the 15th day prior to each Interest Payment Date):

MAXIMUM INTEREST RATE: _____%

MINIMUM INTEREST RATE: _____%

INITIAL REDEMPTION DATE:

                                       B-2

INITIAL REDEMPTION PERCENTAGE: _____%

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

HOLDER'S OPTIONAL REPAYMENT DATE(S):

DAY COUNT CONVENTION

[_] 30/360 for the period from and including ___ to but excluding ___.
[_] Actual 360 for the period from and including __ to but excluding ___.
[_] Actual/Actual for the period from and including __ to but excluding __.
Actual/Actual (ISMA) for the period from and including ________ to but excluding
_____.

If Actual/Actual (ISMA) Fixed Rate Day Count Convention:

Interest Commencement Date:
Determination Dates:

[_] Other:

BUSINESS DAY CONVENTION
[_] Floating Rate Convention
[_] Following Business Day Convention
[_] Modified Following Business Day Convention
[_] Preceding Business Day Convention

INDEX CURRENCY:

DEFAULT RATE: ____%

EXCHANGE RATE AGENT:

CALCULATION AGENT (if other than Deutsche Bank Trust Company Americas):

ORIGINAL ISSUE DISCOUNT
     [_] Yes
     [_] No

Total Amount of OID:
Yield to Maturity:
Initial Accrual Period:
Issue Price: ____%

                                       B-3

[INDEXED NOTES: Insert relevant provisions from Pricing Supplement.]

[DUAL CURRENCY NOTES: Insert relevant provisions from Pricing Supplement.]

[INSTALLMENT NOTES: Insert relevant provisions from Pricing Supplement.]

[PARTLY PAID NOTES: Insert relevant provisions from Pricing Supplement.]

[Insert other applicable general provisions from Pricing Supplement.]

REDENOMINATION (Yes/No): [if yes, insert details from Pricing Supplement.]

                                       B-4

     SUNTRUST BANK, a bank organized under the laws of the State of Georgia the
"Bank"), for value received, hereby promises to pay to ______________________, or registered assigns, the principal amount specified above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity
Date) and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption "Fixed Rate Interest Provisions,"
if this Note is designated as a "Fixed Rate Note" above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating
Rate Interest Provisions," if this Note is designated as a "Floating Rate Note"
above, and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default Rate per annum, specified above, on any overdue principal and premium, if any, and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date specified above will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day (as defined on the reverse hereof)) next preceding the applicable Interest Payment Date, unless otherwise specified above (each, a "Regular Record Date"); provided, however, that interest payable at Maturity (as defined on the reverse hereof) will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and shall instead be payable to the person in whose name this Note (or any predecessor
Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Registrar (as defined below), notice whereof shall be given by the Registrar to the holder of this Note not less than 15 calendar days prior to such Special
Record Date.

     This Note is one of a duly authorized issue of the Bank's notes due from 7 days to 30 years or more from date of issue (the "Notes"). The Notes are issued and to be issued in accordance with an Amended and Restated Global Agency
Agreement, dated as of March 31, 2004 (the "Global Agency Agreement"), among the
Bank; Deutsche Bank Trust Company Americas, as paying agent (the "Domestic
Paying Agent") and as registrar (the "Registrar"); Deutsche Bank AG London, as paying agent (the "London Paying Agent") and as issuing agent (the "London
Issuing Agent"); and Deutsche Bank Luxembourg S.A. as transfer agent (the
"Transfer Agent") and as paying agent (the "Luxembourg Paying Agent;" together with the Domestic Paying Agent and the London Paying Agent, the "Paying Agents,"
and individually, a "Paying Agent") and Kredietbank S.A. Luxembourgeoise as
listing agent (the "Listing Agent"). The terms Domestic Paying Agent, Registrar,
London Paying Agent, Luxembourg Paying Agent, Transfer Agent and Listing Agent
shall include any additional or successor agents appointed in such capacities by the Bank.

     The Bank shall cause to be kept at the office of the Registrar designated below a register (the register maintained in such office or any other office or agency of the Registrar, herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for the registration of Notes issued in registered form and of transfers of such Notes. The Bank has initially appointed Deutsche Bank Trust Company
Americas, acting through its principal office at 60 Wall Street, 27th Floor, New
York, New York 10005, as "Registrar" for the purpose of registering Notes issued in registered form and transfers of such Notes. The Bank reserves the right to rescind such designation at any time, and to transfer such function to another bank or financial institution.

                                       B-5

     The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Registrar or any transfer agent maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar (or such transfer agent) duly executed by the holder hereof or its attorney duly authorized in writing.

     Payment of principal of and the premium, if any, and interest on, this Note due at Maturity will be made in immediately available funds upon presentation and surrender of this Note at the office of a Paying Agent maintained for that purpose; provided, that this Note is presented to such Paying Agent in time for such Paying Agent to make such payment in accordance with its normal procedures.
Payments of interest on this Note (other than at Maturity) will be made by check mailed to the holder of this Note as of the Regular Record Date with respect to such Interest Payment Date at the address shown in the Note Register specified below, provided, however, that a holder of US$10,000,000 or more in aggregate principal amount (or the equivalent thereof in other currencies) of Notes
(whether identical or different terms and provisions) shall be entitled to receive payments of interest, other than interest due at Maturity, by wire transfer of immediately available funds if appropriate written wire transfer instructions have been received by a Paying Agent not less than 16 days prior to the applicable Interest Payment Date.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the
Registrar in the case this Note is issued through DTC or the London Issuing
Agent in the case this Note is issued only through Euroclear and/or Clearstream,
Luxembourg, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES
THEREOF, AND ALL APPLICABLE FEDERAL LAWS AND REGULATIONS.

     IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Dated:

REGISTRAR'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Global Agency
Agreement.

                                       B-6

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Registrar

By:
    ------------------------------------
Name:
Title:

                                       B-7

                           [ATTACH PRICING SUPPLEMENT]

                                       B-8

                                [Reverse of Note]

                         [ATTACH REVERSE OF NOTE IN FORM
                  OF EXHIBIT K TO THE GLOBAL AGENCY AGREEMENT]

                                       B-9

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM   -   as tenants in common

          TEN ENT   -   as tenants by the entireties

          JT TEN    -   as joint tenants with right of survivorship and not as
                        tenants in common

          UNIF GIFT MIN ACT - _____________ Custodian _____________
                                  (Cust)                 (Minor)

                        under Uniform Gifts to Minors Act

                        _________________________________
                                      State

Additional abbreviations may also be used though not in the above list.

                                      B-10

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ------------------------

------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                       ---------------------------------

                       ---------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
                  (Please print or typewrite name and address,
                     including postal zip code, of assignee)

------------------------------------------------------------------
the within Note and all rights thereunder, and hereby

irrevocably constitutes and appoints
                                     -----------------------------

------------------------------------------------------------------

------------------------------------------------------------------
to transfer said Note on the books of the Bank, with full power of substitution in the premises.

Dated:
       ------------------------------   ----------------------------------------
                                        NOTICE: The signature to this assignment
                                        must correspond with the name as written
                                        upon the within Note in every
                                        particular, without alteration or
                                        enlargement or any change whatsoever.

----------------------------------------
           Signature Guarantee

NOTICE: The signature(s) should be
guaranteed by an eligible guarantor
institution (banks, stockbrokers,
savings and loan associations, and
credit unions with membership in an
approved signature guarantee medallion
program), pursuant to Rule 17Ad-15 under
the Securities Exchange Act of 1934.

                                      B-11

                                                                       EXHIBIT C

                      FORM OF TEMPORARY BEARER GLOBAL NOTE

[SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF
SUNTRUST BANK (THE "BANK")AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND
GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE
BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

[SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED
GENERAL OBLIGATION OF SUNTRUST BANK (THE "BANK"). THE OBLIGATIONS EVIDENCED BY
THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED
OBLIGATIONS OF THE BANK EXCEPT OBLIGATIONS, INCLUDING ITS DEPOSIT LIABILITIES,
THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS
NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.*

BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT
A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION
6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT
IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN
EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE
AND THE REGULATIONS THEREUNDER).**

THIS NOTE IS A TEMPORARY BEARER GLOBAL NOTE. INTERESTS IN THIS TEMPORARY BEARER
GLOBAL NOTE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON PRIOR TO THE EXPIRATION
OF THE RESTRICTED PERIOD (SET FORTH HEREIN) EXCEPT IN CERTAIN LIMITED
CIRCUMSTANCES.

No. B- ___________________                                                BEARER
ISIN No.: ________________
Common Code: _____________

----------
*    For Notes with a maturity at issuance of greater than 183 days.

**   For Notes with a maturity at issuance of 183 days or less. Said Notes must be in minimum denominations of U.S.$500,000 (or if in a foreign currency, the spot rate equivalent on the issue date).

                                       C-1

                                  SUNTRUST BANK
                                GLOBAL BANK NOTE
                         (Temporary Bearer Global Note)

ORIGINAL ISSUE DATE:

PRINCIPAL AMOUNT:

MATURITY DATE:

SPECIFIED CURRENCY:
[_] U.S. dollar
[_] Other:

OPTION TO ELECT PAYMENT IN SPECIFIED CURRENCY
(if Specified Currency is other than the United States dollar):
[_] Yes   [_] No

AUTHORIZED DENOMINATIONS:

INTEREST PAYMENT DATES:

[_] FIXED RATE NOTE INTEREST RATE: ____%

[_] FLOATING RATE NOTE

INTEREST RATE DETERMINATION:

[_] ISDA RATE

    MARGIN (PLUS OR MINUS):

    DESIGNATED MATURITY:

    FLOATING RATE OPTION:

    RESET DATE:

[_] REFERENCE RATE DETERMINATION

INDEX MATURITY:

INITIAL INTEREST RATE: ____%

INTEREST RATE BASIS OR BASES:

IF LIBOR:
[_] LIBOR Moneyline Telerate
          Page:
[_] LIBOR Reuters
          Page:

IF CMT RATE:
Designated CMT
          Moneyline Telerate Page:
          7051
          7052

SPREAD (PLUS OR MINUS) AND/OR SPREAD MULTIPLIER:

INTEREST RESET PERIOD:

INITIAL INTEREST RESET DATE:

INTEREST RESET DATES:

INTEREST CALCULATION:

[_] Regular Floating Rate Note
[_] Floating Rate/Fixed Rate Note
          Fixed Rate Commencement Date:
          Fixed Interest Rate:
[_]  Inverse Floating Rate Note
          Fixed Interest Rate:

RECORD DATES (if other than the 15th day prior to each Interest Payment Date):

MAXIMUM INTEREST RATE: ____%

MINIMUM INTEREST RATE: ____%

INITIAL REDEMPTION DATE:

                                      C-2

INITIAL REDEMPTION PERCENTAGE: ____%

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

HOLDER'S OPTIONAL REPAYMENT DATE(S):

DAY COUNT CONVENTION
[_] 30/360 for the period from and including ___ to but excluding ___.
[_] Actual 360 for the period from and including __ to but excluding ___.
[_] Actual/Actual for the period from and including __ to but excluding __.
Actual/Actual (ISMA) for the period from and including ____ to but excluding
_____.

If Actual/Actual (ISMA) Fixed Rate Day Count Convention:

Interest Commencement Date:
Determination Dates:

BUSINESS DAY CONVENTION
[_] Floating Rate Convention
[_] Following Business Day Convention
[_] Modified Following Business Day Convention
[_] Preceding Business Day Convention

INDEX CURRENCY:

DEFAULT RATE: ____%

EXCHANGE RATE AGENT:

CALCULATION AGENT (if other than Deutsche Bank Trust Company Americas):

ORIGINAL ISSUE DISCOUNT
          [_] Yes
          [_] No

Total Amount of OID:
Yield to Maturity:
Initial Accrual Period:
          Issue Price: ____%

          [_] Other:

                                      C-3

[INDEXED NOTES: Insert relevant provisions from Pricing Supplement.]

[DUAL CURRENCY NOTES: Insert relevant provisions from Pricing Supplement.]

[INSTALLMENT NOTES: Insert relevant provisions from Pricing Supplement.]

[PARTLY PAID NOTES: Insert relevant provisions from Pricing Supplement.]

[Insert other applicable general provisions from Pricing Supplement.]

REDENOMINATION (Yes/No): [if yes, insert details from Pricing Supplement.]

                                       C-4

     SunTrust Bank, a bank organized under the laws of the State of Georgia (the
"Bank"), for value received, hereby promises to pay to the bearer hereof the principal amount specified above, as adjusted in accordance with Schedules 2 and
3, on the Maturity Date (except to the extent redeemed or repaid prior to the
Maturity Date) specified above and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption "Fixed
Rate Interest Provisions," if this Note is designated as a "Fixed Rate Note"
above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating Rate Interest Provisions," if this Note is designated as a "Floating Rate Note" above, and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default
Rate per annum, specified above, on any overdue principal and premium, if any, and on any overdue installment of interest.

     This Note is one of a duly authorized issue of the Bank's notes due from 7 days to 30 years or more from date of issue (the "Notes"). The Notes are issued and to be issued in accordance with an Amended and Restated Global Agency
Agreement, dated as of March 31, 2004 (the "Global Agency Agreement"), among the
Bank; Deutsche Bank Trust Company Americas, as paying agent ("the Domestic
Paying Agent") and as registrar (the "Registrar"); Deutsche Bank AG London, as paying agent (the "London Paying Agent"); and as issuing agent (the "London
Issuing Agent"); Deutsche Bank Luxembourg S.A., as transfer agent (the "Transfer
Agent") and as paying agent (the "Luxembourg Paying Agent;" together with the
Domestic Paying Agent and the London Paying Agent, the "Paying Agents;"
individually, a "Paying Agent"); and Kredietbank S.A. Luxembourgeoise as listing agent (the "Listing Agent"). The terms Domestic Paying Agent, Registrar, London
Paying Agent, London Issuing Agent, Luxembourg Paying Agent, Transfer Agent and
Listing Agent shall include any additional or successor agents appointed in such capacities by the Bank.

     This Note is to be held by a common depositary for Euroclear Bank
S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream
Banking, societe anonyme ("Clearstream, Luxembourg") on behalf of account holders which have beneficial interests in this Note credited to their respective securities accounts with Euroclear or Clearstream, Luxembourg from time to time.

     Prior to the Exchange Date (as defined below), all payments (if any) on this Note will only be made to the bearer hereof to the extent that there is presented to the London Paying Agent by Euroclear or Clearstream, Luxembourg a
certificate, substantially in the form set out in Schedule 1 hereto, to the effect that it has received from or with respect to a person owning beneficially a particular principal amount of this Note (as shown by its records) a certificate from such person in or substantially in the form of Certificate "A"
as set out in Schedule 1 hereto. After the Exchange Date the holder of this Note will not be entitled to receive any payment of interest hereon.

     Subject to the immediately succeeding sentence, on or after the date which is 40 days after the Original Issue Date specified above (the "Exchange Date"), this Note may be exchanged, in whole but not in part (free of charge), for a permanent global Note in bearer form (a "Permanent Bearer Global Note")
containing, except with respect to rights of exchange, identical terms and provisions. From and after the date on which definitive Notes in bearer form
("Definitive Notes") shall have been issued in exchange for beneficial interests in a Permanent

                                       C-5

Bearer Global Note, this Note may be exchanged, in whole but not in part (free of charge), only for Definitive Notes. Any such exchanges will be made upon presentation of this Note by the bearer hereof at the offices of the London
Paying Agent (or at such other place outside the United States of America, its territories and possessions, any State of the United States and the District of
Columbia (the "United States") as the London Paying Agent may agree) and subject, in the case of an exchange for Definitive Notes, to at least 60 days written notice expiring at least 30 days after the Exchange Date being given to the London Paying Agent by Euroclear or Clearstream, Luxembourg.

     The Permanent Bearer Global Note or the Definitive Notes, as the case may be, shall be so issued and delivered in exchange for this Note only if there shall have been presented to the London Issuing Agent by Euroclear or
Clearstream, Luxembourg a certificate, substantially in the form set out in
Schedule 1 hereto, to the effect that it has received from or with respect to a person owning beneficially a particular principal amount of this Note (as shown by its records) a certificate from such person in or substantially in the form of Certificate "A" as set out in Schedule 1 hereto.

     On an exchange of the whole of this Note, this Note shall be surrendered to the London Paying Agent.

     Unless otherwise provided herein, the principal of, and premium, if any, and interest on, this Note are payable in the Specified Currency indicated above
(or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of debts).

     Subject to any fiscal or other laws and regulations applicable thereto in the place of payment, payments on this Note will be made by transfer to an account in the Specified Currency (which, in the case of a payment in yen to a non-resident of Japan, shall be a non-resident account) maintained by the payee with, or by a check in the Specified Currency drawn on, a bank (which, in the case of a payment in yen to a non-resident of Japan, shall be an authorized foreign exchange bank) in the Principal Financial Center of the country of the
Specified Currency (which, in the case of the euro, shall be deemed for this purpose to be the capital city of any country whose currency has been replaced by the euro or any other location designated in the applicable Pricing
Supplement); provided, however, that a check may not be delivered to an address in, and an amount may not be transferred to an account at a bank in, the United
States of America or its possessions by any office or agency of the Bank or any
Paying Agent.

     Payments of principal of, and premium, if any, and interest on this Note will be made in the manner specified above against presentation or surrender, as the case may be, of this Note at the office of the London Paying Agent maintained for that purpose, subject to the requirements as to certification provided herein. On any payment of an installment or interest being made, details of such payment shall be entered by or on behalf of the Bank in Schedule
3 hereto and the relevant space in Schedule 3 hereto recording any such payment shall be signed by or on behalf of the Bank.

                                       C-6

     The bearer of this Note shall be the only person entitled to receive payments with respect hereto, and the Bank will be discharged by payment to, or to the order of, the bearer of this Note with respect to each amount so paid.
Each person in the records of Euroclear or Clearstream, Luxembourg as the beneficial owner of a particular principal amount of this Note (an "Owner") must look solely to Euroclear and/or Clearstream, Luxembourg, as the case may be, for its share of each payment so made by the Bank to, or to the order of, the bearer of this Note. No person other than the bearer hereof shall have any claim against the Bank with respect to payments due hereon.

     On any redemption or repayment and cancellation of all or any portion of this Note, details of such redemption or repayment and cancellation shall be entered by or on behalf of the Bank in Schedule 2 hereto and the relevant space in Schedule 2 hereto recording any such redemption or repayment and cancellation shall be signed by or on behalf of the Bank. Upon any such redemption or repayment and cancellation, the aggregate principal amount of this Note shall be reduced by the principal amount so redeemed or repaid and cancelled.

     Notwithstanding anything to the contrary contained herein, payments with respect to this Note will only be made at the specified office of a Paying Agent in the United States if:

     (i) the Bank has appointed Paying Agents with specified offices outside the
United States with the reasonable expectation that such Paying Agents would be able to make payment at such specified offices outside the United States of the full amount due with respect to this Note in the manner provided above when due;

     (ii) payment of the full amount due with respect to this Note at such specified offices outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions; and

     (iii) such payment is then permitted under United States law without involving, in the opinion of the Bank, adverse tax consequences to the Bank.

     If this Note is a Fixed Rate Note and the date for payment of any amount with respect to this Note or any coupon appertaining hereto is not a Payment
Business Day in a place of presentation, the bearer of this Note or any such coupon shall not be entitled to payment until the next succeeding Payment
Business Day in the relevant place and shall not be entitled to further interest or other payment with respect to such delay. For these purposes, unless otherwise specified above "Payment Business Day" means any Business Day which is also a day on which commercial banks and foreign exchange markets settle payments in the relevant place of presentation.

     If this Note is a Floating Rate Note and any interest payment date for this
Note (other than an interest payment date at maturity) would otherwise fall on a day that is not a Payment Business Day, then, if the business day convention specified on the face hereof (or, if this Note is in global form, in the applicable Pricing Supplement) is:

     (a) the "Floating Rate Convention," such interest payment date shall be postponed to the next succeeding day which is a Payment Business Day unless it would thereby fall into the next succeeding calendar month, in which event (1)
such interest payment date shall be brought

                                       C-7

forward to the next preceding Payment Business Day and (2) each subsequent interest payment date shall be the last Payment Business Day in the month which falls the number of months or other period specified as the interest payment period on the face hereof (or, if this Note is in global form, in the applicable
Pricing Supplement) after the preceding applicable interest payment date occurred; or

     (b) the "Following Business Day Convention," such interest payment date shall be postponed to the next succeeding day which is a Payment Business Day;
or

     (c) the "Modified Following Business Day Convention," such interest payment date shall be postponed to the next succeeding day which is a Payment Business
Day unless it would thereby fall into the next succeeding calendar month, in which event such interest payment date shall be brought forward to the next preceding Payment Business Day; or

     (d) the "Preceding Business Day Convention," such interest payment date shall be brought forward to the next preceding Payment Business Day.

     If this Note is a Floating Rate Note and this Note matures on a day that is not a Payment Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Payment Business Day, and no interest on such payment will accrue for the period from and after the maturity date of this Note.

     Any action by the bearer of this Note shall bind all future bearers of this
Note and of any Note issued in exchange or substitution hereof or in place hereof, in respect of anything done or permitted by the Bank or by the Paying
Agents in pursuance of such action.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the
London Issuing Agent, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES
THEREOF, AND ALL APPLICABLE FEDERAL LAWS AND REGULATIONS.

     IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.

                                             SUNTRUST BANK

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Dated:

                                       C-8

LONDON ISSUING AGENT'S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Global Agency
Agreement.

DEUTSCHE BANK AG LONDON,
as London Issuing Agent

By:
    -------------------------------------
    Name:
    Title:

                                       C-9

                           [ATTACH PRICING SUPPLEMENT]

                                      C-10

                                [Reverse of Note]

                         [ATTACH REVERSE OF NOTE IN FORM
                  OF EXHIBIT K TO THE GLOBAL AGENCY AGREEMENT]

                                      C-11

                                   Schedule 1

                     FORM OF CERTIFICATE TO BE PRESENTED BY
                      EUROCLEAR OR CLEARSTREAM, LUXEMBOURG

                                  SUNTRUST BANK
                                  (the "Bank")

                                [Title of Notes]

                               (the "Securities")

     This is to certify that, based solely on certifications we have received in writing, by telex or by electronic transmission from member organizations appearing in our records as persons owning beneficially a portion of the principal amount set forth below (our "Member Organizations"), as of the date hereof, [______] principal amount of above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, partnerships, corporations or other entities created or organized under the laws of the United
States, an estate the income of which is subject to United States Federal income taxation regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined below) have the authority to control all substantial decisions of the trust ("United States persons"), (ii)
is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulation Section
1.165-12(c)(1)(iv)) ("financial institutions") purchasing for their own account or resale, or (b) acquired the Securities through foreign branches of United
States financial institutions and who hold the Securities through such United
States financial institutions on the date hereof and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Bank or the Bank's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal
Revenue Code of 1986, as amended, and the regulations thereunder, or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulation Section
1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America
(including the States and the District of Columbia); and its "possessions"
include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island
and the Northern Mariana Islands.

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest)
any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such
Member Organizations with respect to any portion of the part submitted herewith for

                                      C-12

exchange (or, if relevant, exercise of any rights or collection of any interest)
are no longer true and cannot be relied upon at the date hereof.

     We will retain all certificates received from Member Organizations for the period specified in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(3)(i).

     We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative and legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: _____________, ____(1).

                                             Yours faithfully,

                                             [EUROCLEAR BANK S.A./N.V.,
                                             AS OPERATOR OF THE
                                             EUROCLEAR SYSTEM]

                                                       or

                                             [CLEARSTREAM BANKING,
                                             SOCIETE ANONYME]

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

----------
(1)  This certificate is not to be dated earlier than five days prior to the
     Exchange Date or relevant payment date, as applicable.

                                      C-13

                                                                 CERTIFICATE "A"

                     FORM OF CERTIFICATE TO BE PRESENTED TO
                      EUROCLEAR OR CLEARSTREAM, LUXEMBOURG

                                  SUNTRUST BANK
                                  (the "Bank")

                                [Title of Notes]

                               (the "Securities")

     This is to certify that as of the date hereof and except as set forth below, the above-captioned Securities held by you for our account (1)(i) are owned by person(s) that are not citizens or residents of the United States, partnerships, corporations or other entities created or organized under the laws of the United States, an estate the income of which is subject to United States
Federal income taxation regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined below) have the authority to control all substantial decisions of the trust
("United States person(s)"), (ii) are owned by United States person(s) that (a)
are foreign branches of United States financial institutions (as defined in U.S.
Treasury Regulation Section 1.165-12(c)(1)(iv)) ("financial institutions")
purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Bank or the Bank's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as
amended, and the regulations thereunder, or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7)),
and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions and (2) are not held by or on behalf of U.S. persons (as defined in Rule 902(k) of Regulation S under the Securities Act of 1933, as amended).

     As used herein, "United States," mean the United States of America
(including the States and the District of Columbia); and its "possessions"
include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island
and the Northern Mariana Islands.

     We undertake to advise you promptly by telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

                                      C-14

     This certification excepts and does not relate, to [____] of such interest in the above Securities with respect to which we are not able to certify and as to which we understand exchange and delivery for definitive Securities or an interest in a global Security (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

     We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative and legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ______________, ___(2)

                                           Yours faithfully,

                                           [Name of Person Making Certification]

                                           [By:]
                                                 -------------------------------
                                                 [Name:]
                                                 [Title:]
----------
(2)  This certificate is not to be dated earlier than fifteen days prior to the
     Exchange Date or relevant payment date, as applicable.

                                      C-15

                                   Schedule 2

                   SCHEDULE OF EXCHANGES FOR NOTES REPRESENTED
        BY A PERMANENT BEARER GLOBAL NOTE OR FOR DEFINITIVE BEARER NOTES,
                 OR REDEMPTIONS OR REPAYMENTS AND CANCELLATIONS

     The following exchanges, redemptions, or repayments and cancellations of this Note have been made:

                                            Principal amount
                      Principal amount        of this Note
Date of exchange,       of this Note         following such
  redemption, or    exchanged, redeemed   exchange, redemption    Notation made
  repayment and        or repaid and        or repayment and     by or on behalf
  cancellation           cancelled            cancellation         of the Bank
-----------------   -------------------   --------------------   ---------------

-----------------   -------------------   --------------------   ---------------

-----------------   -------------------   --------------------   ---------------

-----------------   -------------------   --------------------   ---------------

-----------------   -------------------   --------------------   ---------------

                                      C-16

                                   Schedule 3

                                     PART I

                                INTEREST PAYMENTS

                                                            Confirmation of
                                                                payment
                    Total Amount of         Amount of      by or on behalf of
Date of Payment   Installment Payable   Installment Paid        the Bank
---------------   -------------------   ----------------   ------------------

---------------   -------------------   ----------------   ------------------

---------------   -------------------   ----------------   ------------------

---------------   -------------------   ----------------   ------------------

[duplicate until the appropriate number of Interest Payment Dates for this Note is reached]

                                      C-17

                                     PART II

                              INSTALLMENT PAYMENTS

                                                            Confirmation of
                                                                payment
                    Total Amount of         Amount of      by or on behalf of
Date of Payment   Installment Payable   Installment Paid        the Bank
---------------   -------------------   ----------------   ------------------

---------------   -------------------   ----------------   ------------------

---------------   -------------------   ----------------   ------------------

---------------   -------------------   ----------------   ------------------

[duplicate until the appropriate number of installment payment dates for this
Note is reached]

                                      C-18

                                                                       EXHIBIT D

                      FORM OF PERMANENT BEARER GLOBAL NOTE

[SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF
SUNTRUST BANK (THE "BANK") AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND
GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE
BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

[SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED
GENERAL OBLIGATION OF SUNTRUST BANK (THE "BANK"). THE OBLIGATIONS EVIDENCED BY
THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED
OBLIGATIONS OF THE BANK EXCEPT OBLIGATIONS, INCLUDING ITS DEPOSIT LIABILITIES,
THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS
NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.*

BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT
A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION
6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT
IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN
EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE
AND THE REGULATIONS THEREUNDER).**

[DISCOUNT NOTES: THIS NOTE IS ISSUED WITH "ORIGINAL ISSUE DISCOUNT" FOR PURPOSES
OF SECTION 1273 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.
HOLDERS MAY CONTACT [________________________] AT [_________________] TO RECEIVE
INFORMATION WITH RESPECT TO THE CALCULATION OF ORIGINAL ISSUE DISCOUNT.]

No. B- ________________                                                   BEARER
ISIN No.: _____________
Common Code: __________

----------
*    For Notes with a maturity at issuance of greater than 183 days.

**   For Notes with a maturity at issuance of 183 days or less. Said Notes must be in minimum denominations of U.S.$500,000 (or if in a foreign currency, the spot rate equivalent on the issue date).

                                      D-1

                                  SUNTRUST BANK
                                GLOBAL BANK NOTE
                         (Permanent Bearer Global Note)

ORIGINAL ISSUE DATE:

PRINCIPAL AMOUNT:

MATURITY DATE:

     SPECIFIED CURRENCY:
[_] U.S. dollar
[_] Other:

OPTION TO ELECT PAYMENT IN SPECIFIED CURRENCY
(if Specified Currency is other than the United States dollar):
 Yes [_] No [_]

AUTHORIZED DENOMINATIONS:

INTEREST PAYMENT DATES:

[_] FIXED RATE NOTE INTEREST RATE: ______%

[_] FLOATING RATE NOTE

INTEREST RATE DETERMINATION:

[_] ISDA RATE

    MARGIN (PLUS OR MINUS):

    DESIGNATED MATURITY:

    FLOATING RATE OPTION:

    RESET DATE:

[_] REFERENCE RATEDETERMINATION

INDEX MATURITY:

INITIAL INTEREST RATE: ___%

INTEREST RATE BASIS OR BASES:

     IF LIBOR:
[_] LIBOR Moneyline Telerate
         Page:

[_] LIBOR Reuters
         Page:

IF CMT RATE:
     Designated CMT
     Moneyline Telerate Page:
     7051
     7052

SPREAD (PLUS OR MINUS) AND/OR SPREAD MULTIPLIER:

INTEREST RESET PERIOD:

INITIAL INTEREST RESET DATE:

INTEREST RESET DATES:

INTEREST CALCULATION:

[_] Regular Floating Rate Note
[_] Floating Rate/Fixed Rate Note
         Fixed Rate Commencement Date:
         Fixed Interest Rate:
[_]  Inverse Floating Rate Note
          Fixed Interest Rate:

RECORD DATES (if other than the 15th day prior to each Interest Payment Date):

MAXIMUM INTEREST RATE: _____%

MINIMUM INTEREST RATE: _____%

INITIAL REDEMPTION DATE:

INITIAL REDEMPTION PERCENTAGE: _____%

                                      D-2

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

HOLDER'S OPTIONAL REPAYMENT DATE(S):

DAY COUNT CONVENTION
[_] 30/360 for the period from and including ___to but excluding ___.
[_] Actual 360 for the period from and including __ to but excluding ___.
[_] Actual/Actual for the period from and including __ to but excluding __.
Actual/Actual  (ISMA) for the period from and  including  ____ to but  excluding
____.

If Actual/Actual (ISMA) Fixed Rate Day Count Convention:

Interest Commencement Date:

Determination Dates:
     [_] Other:

BUSINESS DAY CONVENTION
[_] Floating Rate Convention
[_] Following Business Day Convention
[_] Modified Following Business Day Convention
     [_] Preceding Business Day Convention

INDEX CURRENCY:

DEFAULT RATE: ____%

EXCHANGE RATE AGENT:

CALCULATION AGENT (if other than Deutsche Bank Trust Company Americas):

ORIGINAL ISSUE DISCOUNT
     [_] Yes
     [_] No

Total Amount of OID:
Yield to Maturity:
Initial Accrual Period:
Issue Price: ____%

                                      D-3

[INDEXED NOTES:  Insert relevant provisions from Pricing Supplement.]

[DUAL CURRENCY NOTES:  Insert relevant provisions from Pricing Supplement.]

[INSTALLMENT NOTES:  Insert relevant provisions from Pricing Supplement.]

[PARTLY PAID NOTES:  Insert relevant provisions from Pricing Supplement.]

[Insert other applicable general provisions from Pricing Supplement.]

REDENOMINATION (Yes/No):  [if yes, insert details from Pricing Supplement.]

                                      D-4

     SunTrust Bank, a bank organized under the laws of the State of Georgia (the
"Bank"), for value received, hereby promises to pay to the bearer hereof the principal amount specified above, as adjusted in accordance with Schedules 1 and
2, on the Maturity Date (except to the extent redeemed or repaid prior to the
Maturity Date) specified above and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption "Fixed
Rate Interest Provisions," if this Note is designated as a "Fixed Rate Note"
above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating Rate Interest Provisions," if this Note is designated as a "Floating Rate Note" above, and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default
Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest.

     This Note is one of a duly authorized issue of the Bank's notes due from 7 days to 30 years or more from date of issue (the "Notes"). The Notes are issued and to be issued in accordance with an Amended and Restated Global Agency
Agreement, dated as of March 31, 2004 (the "Global Agency Agreement"), among the
Bank; Deutsche Bank Trust Company Americas, as paying agent (the "Domestic
Paying Agent") and as registrar (the "Registrar"); Deutsche Bank AG London, as paying agent (the "London Paying Agent") and as issuing agent (the "London
Issuing Agent"); Deutsche Bank Luxembourg S.A. as transfer agent (the "Transfer
Agent") and as paying agent (the "Luxembourg Paying Agent;" together with the
Domestic Paying Agent and the London Paying Agent, the "Paying Agents;"
individually, a "Paying Agent"); and Kredietbank S.A. Luxembourgeoise as listing agent (the "Listing Agent"). The terms Domestic Paying Agent, Registrar, London
Paying Agent, London Issuing Agent, Luxembourg Paying Agent, Transfer Agent and
Listing Agent shall include any additional or successor agents appointed in such capacities by the Bank.

     This Note is to be held by a common depositary for Euroclear Bank
S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream
Banking, societe anonyme ("Clearstream, Luxembourg") on behalf of account holders which have beneficial interests in this Note credited to their respective securities accounts with Euroclear or Clearstream, Luxembourg from time to time.

     The interests represented by this Note were originally represented by a temporary global Note in bearer form (a "Temporary Bearer Global Note")
containing, except with respect to rights of exchange, identical terms and provisions to this Note.

     This Note may be exchanged, in whole only (free of charge), for definitive
Notes in bearer form ("Definitive Notes") containing, except with respect to rights of exchange, identical terms and provisions to this Note. Subject as aforesaid and to at least 60 days written notice expiring at least 30 days after the Exchange Date (as defined in the Temporary Bearer Global Note referred to above) being given to the London Issuing Agent by Euroclear or Clearstream,
Luxembourg, such exchange will be made upon presentation and surrender of this
Note by the bearer hereof on any day (other than a Saturday or a Sunday) on which banks are open for business in London at the city office of the London
Issuing Agent. The aggregate principal amount of Definitive Notes issued upon an exchange of this Note will be equal to the aggregate principal amount of this
Note, as adjusted in accordance with Schedules 1 and 2.

                                      D-5

     Unless otherwise provided herein, the principal of, and premium, if any, and interest on this Note are payable in the Specified Currency indicated above
(or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of debts).

     Subject to any fiscal or other laws and regulations applicable thereto in the place of payment, payments on this Note will be made by transfer to an account in the Specified Currency (which, in the case of a payment in yen to a non-resident of Japan, shall be a non-resident account) maintained by the payee with, or by a check in the Specified Currency drawn on, a bank (which, in the case of a payment in yen to a non-resident of Japan, shall be an authorized foreign exchange bank) in the Principal Financial Center of the country of the
Specified Currency (which, in the case of the euro, shall be deemed for this purpose to be the capital city of any country whose currency has been replaced by the euro or any other location designated in the applicable Pricing
Supplement); provided, however, that a check may not be delivered to an address in, and an amount may not be transferred to an account at a bank located in, the
United States by any office or agency of the Bank or any Paying Agent.

     Payments of principal, premium, if any, and interest on this Note will be made in the manner specified above against presentation or surrender, as the case may be, of this Note at the office of the London Paying Agent maintained for that purpose. On any payment of an installment or interest being made, details of such payment shall be entered by or on behalf of the Bank in Schedule
2 hereto and the relevant space in Schedule 2 hereto recording any such payment shall be signed by or on behalf of the Bank.

     The bearer of this Note shall be the only person entitled to receive payments with respect hereto, and the Bank will be discharged by payment to, or to the order of, the bearer of this Note with respect to each amount so paid.
Each person shown in the records of Euroclear or Clearstream, Luxembourg as the beneficial owner of a particular principal amount of this Note (an "Owner") must look solely to Euroclear and/or Clearstream, Luxembourg, as the case may be, for its share of each payment so made by the Bank to, or to the order of, the bearer of this Note. No person other than the bearer hereof shall have any claim against the Bank with respect to payments due hereon.

     On any redemption or repayment and cancellation of all or any portion of this Note, details of such redemption or repayment and cancellation shall be entered by or on behalf of the Bank in Schedule 1 hereto and the relevant space in Schedule 1 hereto recording any such redemption or repayment and cancellation shall be signed by or on behalf of the Bank. Upon any such redemption or repayment and cancellation, the aggregate principal amount of this Note shall be reduced by the principal so redeemed or repaid and cancelled.

     Notwithstanding anything to the contrary contained herein, payments with respect to this Note will only be made at the specified office of a Paying Agent in the United States if:

               (i) the Bank has appointed Paying Agents with specified offices outside the United States with the reasonable expectation that such
          Paying Agents would be able to make payment at such specified offices outside be United States

                                      D-6

          of the full amount due with respect to this Note in the manner provided above when due;

               (ii) payment of the full amount due with respect to this Note at such specified offices outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions; and

               (iii) such payment is then permitted under United States law without involving, in the opinion of the Bank, adverse tax consequences to the Bank.

     If this Note is a Fixed Rate Note and the date for payment of any amount with respect to this Note or any coupon appertaining hereto is not a Payment
Business Day in a place of presentation, the bearer of this Note or any such coupon shall not be entitled to payment until the next succeeding Payment
Business Day in the relevant place and shall not be entitled to further interest or other payment with respect to such delay. For these purposes, unless otherwise specified above, "Payment Business Day" means any Business Day which is also a day on which commercial banks and foreign exchange markets settle payments in the relevant place of presentation.

     If this Note is a Floating Rate Note and any interest payment date for this
Note (other than an interest payment date at maturity) would otherwise fall on a day that is not a Payment Business Day, then, if the business day convention specified on the face hereof (or, if this Note is in global form, in the applicable Pricing Supplement) is:

     (a) the "Floating Rate Convention," such interest payment date shall be postponed to the next succeeding day which is a Payment Business Day unless it would thereby fall into the next succeeding calendar month, in which event (1)
such interest payment date shall be brought forward to the next preceding
Payment Business Day and (2) each subsequent interest payment date shall be the last Payment Business Day in the month which falls the number of months or other period specified as the interest payment period on the face hereof (or, if this
Note is in global form, in the applicable Pricing Supplement) after the preceding applicable interest payment date occurred; or

     (b) the "Following Business Day Convention," such interest payment date shall be postponed to the next succeeding day which is a Payment Business Day;
or

     (c) the "Modified Following Business Day Convention," such interest payment date shall be postponed to the next succeeding day which is a Payment Business
Day unless it would thereby fall into the next succeeding calendar month, in which event such interest payment date shall be brought forward to the next preceding Payment Business Day; or

     (d) the "Preceding Business Day Convention," such interest payment date shall be brought forward to the next preceding Payment Business Day.

     If this Note is a Floating Rate Note and this Note matures on a day that is not a Payment Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Payment Business Day, and no interest on such payment will accrue for the period from and after the maturity date of this Note.

                                      D-7

     Any action by the bearer of this Note shall bind all future bearers of this
Note, and of any Note issued in exchange or substitution hereof or in place hereof or in respect of anything done or permitted by the Bank or by the Paying
Agents in pursuance of such action.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the
London Issuing Agent by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purposes.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES
THEREOF, AND ALL APPLICABLE FEDERAL LAWS AND REGULATIONS.

     IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Time:

Dated:

LONDON ISSUING AGENT'S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred
to in the within-mentioned Global Agency Agreement.

DEUTSCHE BANK AG LONDON,
as London Issuing Agent

By:
    ---------------------------------
           Authorized Signatory

                                       D-8

                                [Reverse of Note]

                         [ATTACH REVERSE OF NOTE IN FORM
                  OF EXHIBIT K TO THE GLOBAL AGENCY AGREEMENT]

                                       D-9

                                   Schedule 1

                            SCHEDULE OF EXCHANGES AND
                   REDEMPTIONS OR REPAYMENTS AND CANCELLATIONS

     The  following  increases  (decreases)  of this  Note  and  redemptions  or repayments and cancellations of this Note have been made:



                            Increase (Decrease) in
                             principal amount of
                               this Note due to                                 Principal amount of this
                            exchange of Temporary                                  Note following such
    Date of exchange,       Bearer Global Note or    Principal amount of this    exchange or redemption
redemption, or repayment   exchange for Definitive    Note redeemed or repaid       or repayment and        Notation made by or
    and cancellation             Bearer Note               and cancelled              cancellation         on behalf of the Bank
------------------------   -----------------------   ------------------------   ------------------------   ---------------------

------------------------   -----------------------   ------------------------   ------------------------   ---------------------

------------------------   -----------------------   ------------------------   ------------------------   ---------------------

------------------------   -----------------------   ------------------------   ------------------------   ---------------------

------------------------   -----------------------   ------------------------   ------------------------   ---------------------

------------------------   -----------------------   ------------------------   ------------------------   ---------------------


                                      D-10

                                   Schedule 2

                                     PART 1

                                INTEREST PAYMENTS

                                                       Confirmation of
                   Total Amount of     Amount of      payment by or on
Date of Payment   Interest Payable   Interest Paid   behalf of the Bank
---------------   ----------------   -------------   ------------------

---------------   ----------------   -------------   ------------------

---------------   ----------------   -------------   ------------------

---------------   ----------------   -------------   ------------------

(Continue numbering until the appropriate number of Interest Payment Dates for this Note is reached)

                                      D-11

                                     PART II

                              INSTALLMENT PAYMENTS

                                                             Confirmation of
                    Total Amount of         Amount of       payment by or on
Date of Payment   Installment Payable   Installment Paid   behalf of the Bank
---------------   -------------------   ----------------   ------------------

---------------   -------------------   ----------------   ------------------

---------------   -------------------   ----------------   ------------------

---------------   -------------------   ----------------   ------------------

(Continue numbering until the appropriate number of installment payment dates for this Note is reached)

                                      D-12

                                                                       EXHIBIT E

                         FORM OF DEFINITIVE BEARER NOTE

[SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF
SUNTRUST BANK (THE "BANK") AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND
GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE
BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

[SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED
GENERAL OBLIGATION OF SUNTRUST BANK (THE "BANK"). THE OBLIGATIONS EVIDENCED BY
THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED
OBLIGATIONS OF THE BANK EXCEPT OBLIGATIONS, INCLUDING ITS DEPOSIT LIABILITIES,
THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS
NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.*

BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT
A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION
6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT
IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN
EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE
AND THE REGULATIONS THEREUNDER).**

[DISCOUNT NOTES: THIS NOTE IS ISSUED WITH "ORIGINAL ISSUE DISCOUNT" FOR PURPOSES
OF SECTION 1273 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.
HOLDERS MAY CONTACT [_______________________________________________] AT
[______________________________] TO RECEIVE INFORMATION WITH RESPECT TO THE
CALCULATION OF ORIGINAL ISSUE DISCOUNT.]

No. B- _______                                                            BEARER
ISIN No.: ______
Common Code: _____

----------
*    For Notes with a maturity at issuance of greater than 183 days.

**   For Notes with a maturity at issuance of 183 days or less. Said Notes must be in minimum denominations of U.S.$500,000 (or if in a foreign currency, the spot rate equivalent on the issue date).

                                       E-1

                                  SUNTRUST BANK
                                    BANK NOTE
                            (Definitive Bearer Note)

ORIGINAL ISSUE DATE:

PRINCIPAL AMOUNT:

MATURITY DATE:

     SPECIFIED CURRENCY:
[_] U.S. dollar
[_] Other:

OPTION TO ELECT PAYMENT IN SPECIFIED CURRENCY
(if Specified Currency is other than the United States dollar):
[_] Yes   [_] No

AUTHORIZED DENOMINATIONS:

INTEREST PAYMENT DATES:

[_] FIXED RATE NOTE INTEREST RATE: _______%

[_] FLOATING RATE NOTE

INTEREST RATE DETERMINATION:

[_] ISDA RATE

     MARGIN (PLUS OR MINUS):

     DESIGNATED MATURITY:

     FLOATING RATE OPTION:

     RESET DATE:

[_] REFERENCE RATE DETERMINATION

INDEX MATURITY:

INITIAL INTEREST RATE: ___%

INTEREST RATE BASIS OR BASES:

IF LIBOR:
[_] LIBOR Moneyline Telerate
          Page:
[_] LIBOR Reuters
          Page:

IF CMT RATE:
Designated CMT
     Moneyline Telerate Page:
     7051
     7052

SPREAD (PLUS OR MINUS) AND/OR SPREAD MULTIPLIER:

INTEREST RESET PERIOD:

INITIAL INTEREST RESET DATE:

INTEREST RESET DATES:

INTEREST CALCULATION:

[_] Regular Floating Rate Note
[_] Floating Rate/Fixed Rate Note
          Fixed Rate Commencement Date:
          Fixed Interest Rate:
          [_] Inverse Floating Rate Note
          Fixed Interest Rate:

RECORD DATES (if other than the 15th day prior to each Interest Payment Date):

MAXIMUM INTEREST RATE: _____%

MINIMUM INTEREST RATE: _____%

INITIAL REDEMPTION DATE:

                                       E-2

INITIAL REDEMPTION PERCENTAGE: _____%

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

HOLDER'S OPTIONAL REPAYMENT DATE(S):

DAY COUNT CONVENTION
[_] 30/360 for the period from and including ___to but excluding ___.
[_] Actual 360 for the period from and including __ to but excluding ___.
[_] Actual/Actual for the period from and including __ to but excluding __.
Actual/Actual (ISMA) for the period from and including ____ to but excluding
____.

If Actual/Actual (ISMA) Fixed Rate Day Count Convention:

Interest Commencement Date:
Determination Dates:
          [_] Other:

BUSINESS DAY CONVENTION
[_] Floating Rate Convention
[_] Following Business Day Convention
[_] Modified Following Business Day Convention
          [_]Preceding Business Day Convention

INDEX CURRENCY:

DEFAULT RATE: ____%

EXCHANGE RATE AGENT:

CALCULATION AGENT (if other than Deutsche Bank Trust Company Americas):

ORIGINAL ISSUE DISCOUNT
          [_] Yes
          [_] No

Total Amount of OID:
Yield to Maturity:
Initial Accrual Period:
Issue Price: ____%

                                      E-3

[INDEXED NOTES: Insert relevant provisions from Pricing Supplement.]

[DUAL CURRENCY NOTES: Insert relevant provisions from Pricing Supplement.]

[INSTALLMENT NOTES: Insert relevant provisions from Pricing Supplement.]

[PARTLY PAID NOTES: Insert relevant provisions from Pricing Supplement.]

[Insert other applicable general provisions from Pricing Supplement.]

REDENOMINATION (Yes/No): [if yes, insert details from Pricing Supplement.]

                                      E-4

     SUNTRUST BANK, a bank organized under the laws of the State of Georgia (the
"Bank"), for value received, hereby promises to pay to the bearer hereof, upon presentation and surrender of this Note, the principal amount specified above on the Maturity Date (except to the extent redeemed or repaid prior to the Maturity
Date) specified above and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption "Fixed Rate
Interest Provisions," if this Note is designated as a "Fixed Rate Note" above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating Rate Interest Provisions," if this Note is designated as a
"Floating Rate Note" above, but only, in the case of interest (other than
Additional Amounts (as defined on the reverse hereof) payable as provided herein) due on or before Maturity (as defined on the reverse hereof), upon presentation and surrender of the interest coupons attached hereto as they severally mature. The Bank shall also (to the extent that the payment of such interest shall be legally enforceable) pay interest at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. Interest so payable on overdue interest shall be paid to the bearer of the interest coupon representing such overdue interest.
In the event that the principal of this Note shall become due and payable prior to the Maturity Date specified above and money therefor shall have been paid or made available for payment, all unmatured interest coupons (whether or not attached) shall become void and no payment shall be made in respect thereof.

     This Note is one of a duly authorized issue of the Bank's notes due from 7 days to 30 years or more from date of issue (the "Notes"). The Notes are issued and to be issued in accordance with an Amended and Restated Global Agency
Agreement, dated as of March 31, 2004 (the "Global Agency Agreement"), among the
Bank; Deutsche Bank Trust Company Americas, as paying agent (the "Domestic
Paying Agent") and as registrar (the "Registrar"); Deutsche Bank AG London, as paying agent (the "London Paying Agent") and as issuing agent (the "London
Issuing Agent"); Deutsche Bank Luxembourg S.A. as transfer agent (the "Transfer
Agent") and as paying agent (the "Luxembourg Paying Agent;" together with the
Domestic Paying Agent and the London Paying Agent, the "Paying Agents;"
individually, a "Paying Agent"); and Kredietbank S.A. Luxembourgeoise as listing agent (the "Listing Agent"). The terms Domestic Paying Agent, Registrar, London
Paying Agent, London Issuing Agent, Luxembourg Paying Agent, Transfer Agent and
Listing Agent shall include any additional or successor agents appointed in such capacities by the Bank.

     Unless otherwise provided herein, the principal of, and premium, if any, and interest on, this Note are payable in the Specified Currency indicated above
(or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of debts).

     Subject to any fiscal or other laws and regulations applicable thereto in the place of payment, payments on this Note will be made by transfer to an account in the Specified Currency (which, in the case of a payment in yen to a non-resident of Japan, shall be a non-resident account) maintained by the payee with, or by a check in the Specified Currency drawn on, a bank (which, in the case of a payment in yen to a non-resident of Japan, shall be an authorized foreign exchange bank) in the Principal Financial Center of the country of the
Specified Currency (which, in the case of the euro, shall be deemed for this purpose to be the capital city of any

                                      E-5

country whose currency has been replaced by the euro or any other location designated in the applicable Pricing Supplement); provided, however, that a check may not be delivered to an address in, and an amount may not be transferred to an account at a bank located in, the United States by any office or agency of the Bank, the Global Agent or any Paying Agent.

     Payments of principal, premium, if any, and interest on this Note will be made in the manner specified above against presentation or surrender of this
Note or coupons, as the case may be, at the office of the London Paying Agent maintained for that purpose, or at the office or agency of any other Paying
Agent located outside the United States.

     The bearer of this Note shall be the only person entitled to receive payments with respect hereto, and the Bank will be discharged by payment to, or to the order of, the bearer of this Note with respect to each amount so paid. No person other than the bearer hereof shall have any claim against the Bank with respect to payments due hereon.

     Notwithstanding anything to the contrary contained herein, payments with respect to this Note will only be made at the specified office of a Paying Agent in the United States if:

               (i) the Bank has appointed Paying Agents with specified offices outside the United States with the reasonable expectation that such
          Paying Agents would be able to make payment at such specified offices outside the United States of the full amount due with respect to this
          Note in the manner provided above when due;

               (ii) payment of the full amount due with respect to this Note at such specified offices outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions; and

               (iii) such payment is then permitted under United States law without involving, in the opinion of the Bank, adverse tax consequences to the Bank.

     If this Note is a Fixed Rate Note and the date for payment of any amount with respect to this Note or any coupon pertaining hereto is not a Payment
Business Day in the place of presentation, the bearer of this Note or any such coupon shall not be entitled to payment until the next succeeding Payment
Business Day in the relevant place and shall not be entitled to further interest or other payment with respect to such delay. For these purposes, unless otherwise specified herein, "Payment Business Day" means any Business Day which is also a day on which commercial banks and foreign exchange markets settle payments in the relevant place of presentation.

     If this Note is a Floating Rate Note and any interest payment date for this
Note (other than an interest payment date at maturity) would otherwise fall on a day that is not a Payment Business Day, then, if the business day convention specified on the face hereof (or, if this Note is in global form, in the applicable Pricing Supplement) is:

     (a) the "Floating Rate Convention," such interest payment date shall be postponed to the next succeeding day which is a Payment Business Day unless it would thereby fall into the next succeeding calendar month, in which event (1)
such interest payment date shall be brought

                                      E-6

forward to the next preceding Payment Business Day and (2) each subsequent interest payment date shall be the last Payment Business Day in the month which falls the number of months or other period specified as the interest payment period on the face hereof (or, if this Note is in global form, in the applicable
Pricing Supplement) after the preceding applicable interest payment date occurred; or

     (b) the "Following Business Day Convention," such interest payment date shall be postponed to the next succeeding day which is a Payment Business Day;
or

     (c) the "Modified Following Business Day Convention," such interest payment date shall be postponed to the next succeeding day which is a Payment Business
Day unless it would thereby fall into the next succeeding calendar month, in which event such interest payment date shall be brought forward to the next preceding Payment Business Day; or

     (d) the "Preceding Business Day Convention," such interest payment date shall be brought forward to the next preceding Payment Business Day.

     If this Note is a Floating Rate Note and this Note matures on a day that is not a Payment Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Payment Business Day, and no interest on such payment will accrue for the period from and after the maturity date of this Note.

     Principal, premium, if any, and interest due upon redemption or repayment of this Note as provided herein shall be paid upon presentation and surrender of this Note, together with all appurtenant interest coupons, if any, maturing subsequent to the date of redemption or repayment, as the case may be, to any
Paying Agent located outside the United States. Notwithstanding anything to the contrary contained herein, if this Note shall be surrendered for redemption or repayment without all appurtenant interest coupons maturing after the date of redemption or repayment, as the case may be, this Note shall be paid after deducting from the amount otherwise payable on such date an amount equal to the face amount of all missing interest coupons. If, thereafter, the bearer of this
Note shall surrender to any Paying Agent located outside the United States any such missing interest coupon in respect of which a deduction shall have been made from the redemption or repayment price, such bearer shall be entitled to receive the amount so deducted.

     Title to this Note shall pass by delivery. The Bank may treat the bearer hereof as the absolute owner of this Note for all purposes (whether or not this
Note shall be overdue and notwithstanding any notation of ownership or writing hereof or notice of any previous loss or theft thereof).

     Any action by the bearer of this Note shall bind all future bearers of this
Note, and of any Note issued in exchange or substitution hereof or in place hereof, in respect of anything done or permitted by the Bank or by the Paying
Agents in pursuance of such action.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                       E-7

     Unless the certificate of authentication hereon has been executed by London
Issuing Agent, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES
THEREOF, AND ALL APPLICABLE FEDERAL LAWS AND REGULATIONS.

     IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Dated:

LONDON ISSUING AGENT'S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in
the within-mentioned Global Agency
Agreement.

DEUTSCHE BANK AG LONDON,
as London Issuing Agent

By:
    ---------------------------------
    Name:
    Title:

                                       E-8

                                [Reverse of Note]

                         [ATTACH REVERSE OF NOTE IN FORM
                  OF EXHIBIT K TO THE GLOBAL AGENCY AGREEMENT]

                                       E-9

                                                                       EXHIBIT F

                                 FORM OF COUPON

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

No. ______

                                  SUNTRUST BANK

[If the Note to which this Coupon relates is a Fixed Rate Note:] This is a
Coupon for _________ due on ___________.

[If the Note to which this Coupon relates is a Floating Rate Note:] This is a
Coupon for the amount due on the Interest Payment Date falling on
___________________.

     This Coupon is payable to bearer (subject to the terms and conditions of the Note to which this Coupon appertains, which shall be binding upon the bearer of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of each Paying Agent set out on the reverse hereof (or any other Paying Agent or specified office duly appointed or nominated and notified to the holders of Notes of the Series of which the Note to which this Coupon appertains is a part).

     If the Note to which this Coupon appertains shall have become due and payable before the date this Coupon matures, this Coupon shall become void and no payment shall be made in respect hereof.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      F-1

                               [Reverse of Coupon]

                     [Names and Addresses of Paying Agents]

and/or such other or further agents and/or specified offices as may from time to time be duly appointed or nominated and notified to holders of Notes of the
Series of which the Note to which this Coupon appertains is a part.

                                      F-2

                                                                       EXHIBIT G

                                  FORM OF TALON

[On the front:]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                                  SUNTRUST BANK

     After all the Coupons numbered ___ through ___ appertaining to the Note and issued in the Coupon sheet to which this Talon was attached have matured, further Coupons numbered ___ through ___ [and a further Talon giving entitlement to further Coupons [and a further Talon]] will be issued at any specified office of the Paying Agents set out on the reverse hereof (or such one or more of them and/or such other or further Paying Agents and/or specified offices as shall have been duly appointed or nominated and notified to the holders of the Notes of the Series of which the Note to which this Talon appertains is a part) upon production and surrender of this Talon, subject to the terms and conditions of such Note, which shall be binding on the holder of this Talon whether or not it is for the time being attached to such Note.

     This Talon is separately negotiable. The Coupons to which this Talon give entitlement may, in certain circumstances, become void under the terms and conditions of the Note to which this Talon appertains before the respective dates on which they mature.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      G-1

                               [Reverse of Talon]

                     [Names and Addresses of Paying Agents]

and/or such other or further agents and/or specified offices as may from time to time be duly appointed or nominated and notified to holders of Notes of the
Series of which the Note to which this Talon appertains is a part.

                                      G-2

                                                                       EXHIBIT H

                                 FORM OF RECEIPT

[Face of Receipt:]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

No. ______

                                  SUNTRUST BANK

     Receipt for the sum of [_], being the installment of principal payable in accordance with the terms and conditions of the Note to which this Receipt appertains (the "Terms and Conditions") on [________].

     This Receipt is issued subject to and in accordance with the Terms and
Conditions, which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse hereof
(and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

     This Receipt must be presented for payment together with the Note to which it appertains. SunTrust Bank shall have no obligation in respect of any Receipt presented without the Note to which it appertains or any unmatured Receipts.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      H-1

                              [Reverse of Receipt]

                     [Names and Addresses of Paying Agents]

and/or such other or further agents and/or specified offices as may from time to time be duly appointed or nominated and notified to holders of Notes of the
Series of which the Note to which this Receipt appertains is a part.

                                      H-2

                                                                       EXHIBIT I

                                    [FORM OF]

     AMENDED AND RESTATED INTEREST CALCULATION AGENCY AGREEMENT, dated as of
March 31, 2004, between SUNTRUST BANK (the "Bank") and DEUTSCHE BANK TRUST
COMPANY AMERICAS, as calculation agent.

                                    WHEREAS:

     A. The Bank has established the Global Bank Note Program described in the
Offering Circular, dated March 31, 2004 (as such document may hereafter be amended or supplemented by the Bank, including the material incorporated therein by reference, the "Offering Circular"), which will be supplemented by one or more pricing supplements (each a "Supplement") setting forth additional terms and conditions of Bank Notes, pursuant to which the Bank may from time to time issue up to US$20,000,000,000 (or the equivalent thereof in other currencies)
aggregate principal amount at any one time outstanding of its Bank Notes (the
"Notes");

     B. In connection with the establishment of the Global Bank Note Program, the Bank has entered into an Amended and Restated Global Agency Agreement, dated as of March 31, 2004 (the "Global Agency Agreement"), among the Bank; Deutsche
Bank Trust Company Americas, as Domestic Paying Agent and Registrar; Deutsche
Bank AG London, as London Paying Agent and London Issuing Agent; Deutsche Bank
Luxembourg S.A., as Luxembourg Paying Agent and Transfer Agent; and Kredietbank
S.A. Luxembourgeoise as Listing Agent. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Global Agency
Agreement;

     C. The Notes may be denominated in U.S. dollars or in foreign currencies or currency units and may bear interest at a fixed rate, a floating rate (including rates determined by reference to certain other rates or formulas), all as set forth on the face of the particular Note; and

     D. The Notes and any Supplement set forth the duties and obligations of an agent of the Bank to calculate from time to time any variable interest rates or other bases for determining the payment of interest, premium or principal with respect to Notes on which interest is to accrue at a variable or floating rate
("Floating Rate Notes").

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements contained herein, the parties agree as follows:

                                      I-1

     SECTION 1. Appointment of Calculation Agent.

     The Bank hereby appoints Deutsche Bank Trust Company Americas as calculation agent (in such capacity, the "Calculation Agent") of the Bank for the purpose of calculating the interest rates on any Floating Rate Notes to be issued by the Bank, in the manner and at the times provided in the Global Agency
Agreement, the Floating Rate Notes and any Supplement, and the Calculation Agent
hereby accepts its obligations as set forth in this Agreement upon the terms and conditions set forth herein.

     SECTION 2. Calculation of Interest Rates.

     (a) As soon as reasonably practical on or after each interest determination date for any Floating Rate Note, the Calculation Agent shall exercise due care to determine the applicable interest rates and notify the Bank and the Paying
Agents of such interest rate. All interest rate determinations made by the
Calculation Agent with respect to the Floating Rate Notes shall, in the absence of manifest error, be conclusive for all purposes and binding upon the Bank and the holders from time to time of Floating Rate Notes. The Bank will give the
Calculation Agent at least three business days notice of each interest determination date. The Calculation Agent will, upon the request of the holder of any Floating Rate Note, provide the interest rate then in effect with respect to such Floating Rate Note and, if determined, the interest rate with respect to such Floating Rate Note which will become effective on the next Interest Reset
Date. The Calculation Agent will notify the Bank and any securities exchange on which the relevant Floating Rate Notes are for the time being listed of such interest rate, the relevant Interest Payment Date, the amount of interest payable for a specific denomination and the Interest Period, if applicable, and, if and so long as any rules of such securities exchange require, will cause the same to be published as soon as practicable after their determination but in no event later than the fourth London Business Day thereafter. If any Floating Rate
Notes are listed on the Luxembourg Stock Exchange, the Calculation Agent will provide the notification referred to in the previous sentence to the Luxembourg
Stock Exchange prior to the first day of the relevant Interest Period.

     (b) The Calculation Agent and the Bank agree to comply with the Procedures
Memorandum. No amendment to the provisions of the Procedures Memorandum relating to the duties or obligations of the Calculation Agent hereunder may become effective without the prior written consent of the Calculation Agent, which consent shall not be unreasonably withheld.

     SECTION 3. New Base Rates.

     If the Bank proposes to issue Floating Rate Notes whose interest rate will be determined on a basis or formula not referred to in the Offering Circular (a
"New Base Rate"), the Bank shall give a description of such New Base Rate to the
Calculation Agent. The Calculation Agent shall determine if it is able and willing to calculate the New Base Rate and upon its agreement in writing to do so, the Calculation Agent shall calculate interest rates as referred to above including the New Base Rate. If the Calculation Agent notifies the Bank that it is not able or willing to calculate the New Base Rate, or that it is only willing to do so on the basis of an increase of its fees not acceptable to the
Bank, the Calculation Agent shall have no responsibility with respect to such
New Base Rate and the Bank shall appoint a different calculation agent to determine the New Base Rate.

                                      I-2

     SECTION 4. Fees and Expenses.

     The Calculation Agent shall be entitled to such compensation for its services under this Agreement as may be agreed upon with the Bank in writing, and the Bank shall pay such compensation and shall reimburse the Calculation
Agent for all reasonable expenses (including legal fees and expenses), disbursements and advances incurred or made by the Calculation Agent in connection with the services rendered by it under this Agreement, except any expenses, disbursements or advances attributable to its gross negligence, willful misconduct or bad faith.

     SECTION 5. Rights and Liabilities of Calculation Agent.

     The Calculation Agent shall incur no liability for, or in respect of, any action taken, omitted to be taken or suffered by it in reliance upon any
Floating Rate Note, certificate, affidavit, instruction, notice, request, direction, order, statement or other paper, document or communication reasonably believed by it to be genuine. Any certificate, affidavit, instruction, notice, request, direction, order, statement or other communication from the Bank made or given by it and sent, delivered or directed to the Calculation Agent under, pursuant to or as permitted by any provision of this Agreement shall be sufficient for purposes of this Agreement if such communication is in writing and signed by any officer of the Bank. The Calculation Agent may consult with counsel satisfactory to it and the opinion or advice of such counsel shall constitute full and complete authorization and protection of the Calculation
Agent with respect to any action taken, omitted to be taken or suffered by it hereunder in good faith and in accordance with and in reliance upon the opinion of such counsel. In acting under this Agreement, the Calculation Agent (in its capacity as such) does not assume any obligation towards, or any relationship of agency or trust for or with, the holders of the Notes.

     SECTION 6. Right of Calculation Agent to Own Floating Rate Note.

     The Calculation Agent and its officers, employees and shareholders may become owners of, or acquire any interests in, Floating Rate Notes, with the same rights as if the Calculation Agent were not the Calculation Agent, and may engage in, or have an interest in, any financial or other transaction with the
Bank as if the Calculation Agent were not the Calculation Agent.

     SECTION 7. Duties of Calculation Agent.

     The Calculation Agent shall be obligated only to perform such duties as are specifically set forth herein and no other duties or obligations on the part of the Calculation Agent, in its capacity as such, shall be implied by this
Agreement.

     SECTION 8. Termination, Resignation or Removal of Calculation Agent.

     The Calculation Agent may at any time terminate this Agreement by giving no less than 60 days written notice to the Bank unless the Bank consents in writing to a shorter time. Upon receipt of notice of termination by the Calculation
Agent, the Bank agrees promptly to appoint a successor calculation agent. The
Bank may terminate this Agreement at any time by giving written notice to the
Calculation Agent and specifying the date when the termination shall become effective; provided, however, that no termination by the Calculation Agent or by the Bank shall become effective prior to the date of the appointment by the
Bank, as provided in

                                      I-3

Section 9 hereof, of a successor calculation agent and the acceptance of such appointment by such successor calculation agent. Upon termination by either party pursuant to the provisions of this Section, the Calculation Agent shall be entitled to the payment of any compensation owed to it by the Bank hereunder and to the reimbursement of all reasonable expenses, disbursements and advances incurred or made by the Calculation Agent in connection with the services rendered by it hereunder, as provided by Section 4 hereof, and the provisions of
Section 10 shall remain in effect following such termination.

     SECTION 9. Appointment of Successor Calculation Agent.

     Any successor calculation agent appointed by the Bank following termination of this Agreement pursuant to the provisions of Section 8 hereof shall execute and deliver to the Calculation Agent and to the Bank an instrument accepting such appointment, and thereupon such successor calculation agent shall, without any further act or instrument, become vested with all the rights, immunities, duties and obligations of the Calculation Agent, with like effect as if originally named as Calculation Agent hereunder, and the Calculation Agent shall thereupon be obligated to transfer and deliver, and such successor calculation agent shall be entitled to receive and accept, copies of any available records maintained by the Calculation Agent in connection with the performance of its obligations hereunder.

     SECTION 10. Indemnification.

     The Bank shall indemnify and hold harmless the Calculation Agent, its officers, directors, agents and employees from and against all actions, claims, damages, liabilities, losses and expenses (including legal fees and expenses)
relating to or arising out of actions or omissions in any capacity hereunder or under the Notes, the Global Agency Agreement, the Offering Circular or any
Supplement, except actions, claims, damages, liabilities, losses and expenses caused by the gross negligence, or willful misconduct or bad faith of the
Calculation Agent, its officers or employees. This indemnity shall survive the termination of this Agreement and the Global Agency Agreement, the final payment of the Floating Rate Notes, and the resignation or removal of the Calculation
Agent.

     SECTION 11. Merger, Consolidation or Sale of Business by Calculation Agent.

     Any corporation into which the Calculation Agent may be merged, converted, or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent may be a party, or any corporation to which the Calculation Agent may sell or otherwise transfer all or substantially all of its corporate trust business, shall, to the extent permitted by applicable law, become the Calculation Agent under this Agreement without the execution of any paper or any further act by the parties hereto.

     SECTION 12. Notices.

     Any notice or other communication given hereunder shall be delivered in person, sent by letter or telecopy or communicated by telephone (subject, in the case of communication by telephone, to written confirmation dispatched within 24 hours) to the addresses given below or such other address as the party to receive such notice may have previously specified:

                                      I-4

               To the Bank:

               SunTrust Bank
               303 Peachtree Street. N.E.
               Atlanta, Georgia 30308
               Attention: Mark A. Chancy
               Telephone number: (404) 581-1281
               Facsimile number: (404) 724-3749

               To the Calculation Agent:

               Deutsche Bank Trust Company Americas
               60 Wall Street - 27th Floor
               New York, New York 10005
               Attention: Trust and Securities Services
               Telephone number: (212) 250-7345
               Facsimile number: (212) 797-8615

Any notice hereunder given by letter or telecopy shall be deemed to have been received when it would have been received in the ordinary course of post or transmission, as the case may be.

     SECTION 13. Benefit of Agreement.

     Except as provided herein, this Agreement is solely for the benefit of the parties hereto and their successors and assigns and no other person shall acquire or have any rights under or by virtue hereof.

     SECTION 14. Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and all applicable federal laws and regulations.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as the Calculation Agent

                                      I-5

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      I-6

                                                                       EXHIBIT J

                                    [FORM OF]

     AMENDED AND RESTATED EXCHANGE RATE AGENT AGREEMENT, dated as of March 31,
2004, between SUNTRUST BANK (the "Bank") and DEUTSCHE BANK TRUST COMPANY
AMERICAS.

                                    WHEREAS:

     A. The Bank has established the Global Bank Note Program described in the
Offering Circular, dated the date hereof (as such document may hereafter be amended or supplemented by the Bank, including the material incorporated therein by reference, the "Offering Circular"), which will be supplemented by one or more pricing supplements (each a "Supplement") setting forth additional terms and conditions of Bank Notes, pursuant to which the Bank may from time to time issue up to US$20,000,000,000 (or the equivalent thereof in other currencies)
aggregate principal amount at any one time outstanding of its Bank Notes (the
"Notes");

     B. In connection with the establishment of the Global Bank Note Program, the Bank has entered into an Amended and Restated Global Agency Agreement, dated as of the date hereof (the "Global Agency Agreement"), among the Bank; Deutsche
Bank Trust Company Americas, as Domestic Paying Agent and Registrar; Deutsche
Bank AG London, as London Paying Agent and London Issuing Agent; Deutsche Bank
Luxembourg S.A., as Luxembourg Paying Agent and Transfer Agent; and Kredietbank
S.A. Luxembourgeoise as Listing Agent. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Global Agency
Agreement;

     C. The Notes may be denominated in U.S. dollars or in foreign currencies or currency units ("Specified Foreign Currency") and may bear interest at a fixed rate, a floating rate or by reference to certain other rates, all as set forth in the particular Note; and

     D. The Notes and any Supplement set forth the duties and obligations of an agent of the Bank to obtain from time to time exchange rates for Specified
Foreign Currencies in which certain Notes are denominated (each such Note a
"Foreign Currency Note") and, upon request, to execute foreign exchange spot transactions for such Specified Foreign Currencies.

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements contained herein, the parties agree as follows:

     SECTION 1. Appointment of Exchange Rate Agent.

     The Bank hereby appoints Deutsche Bank Trust Company Americas, as its agent
(in such capacity, the "Exchange Rate Agent"), and the Exchange Rate Agent
hereby accepts such appointment, as the Bank's agent for the purposes of obtaining from time to time exchange rates and executing foreign exchange spot transactions for Specified Foreign Currencies upon the terms and subject to the conditions provided hereinafter.

                                      J-1

     SECTION 2. Determination of Exchange Rate.

     (a) The Exchange Rate Agent shall determine such exchange rates of currencies as may be required from time to time in accordance with the requirements set forth in the Global Agency Agreement, the Notes and any
Supplement.

     (b) If the Exchange Rate Agent is not quoting rates in the Specified
Foreign Currency, the Exchange Rate Agent shall promptly notify the Bank and the
Paying Agent.

     SECTION 3. Fees and Expenses.

     The Exchange Rate Agent shall be entitled to such compensation for its services under this Agreement as shall be agreed upon with the Bank in writing, and the Bank shall pay such compensation and shall reimburse the Exchange Rate
Agent for all reasonable expenses, disbursements and advances incurred or made by it in connection with the services rendered by it under this Agreement
(including legal fees and expenses) except any expenses, disbursements or advances attributable to its gross negligence, willful misconduct or bad faith.

     SECTION 4. Rights and Liabilities of Exchange Rate Agent.

     The Exchange Rate Agent shall incur no liability for, or in respect of, any action taken, omitted to be taken or suffered by it in reliance upon any Note, certificate, affidavit, instruction, notice, request, direction, order, statement or other paper, document or communication reasonably believed by it to be genuine. Any order, certificate, affidavit, instruction, notice, request, direction, statement or other communication from the Bank made or given by it and sent, delivered or directed to the Exchange Rate Agent under, pursuant to, or as permitted by, any provision of this Agreement shall be sufficient for purposes of this Agreement if such communication is in writing and signed by any officer or attorney-in-fact of the Bank. The Exchange Rate Agent may consult with counsel satisfactory to it and the advice of such counsel shall constitute full and complete authorization and protection of the Exchange Rate Agent with respect to any action taken, omitted to be taken or suffered by it hereunder in good faith and in accordance with and in reliance upon the advice of such counsel.

     SECTION 5. Right of Exchange Rate Agent to Own Notes, etc.

     The Exchange Rate Agent may act as an Agent under the Global Agency
Agreement and it, its officers, employees and shareholders, may become owners of, or acquire any interests in, Notes, with the same rights as if the Exchange
Rate Agent were not the Exchange Rate Agent hereunder. The Exchange Rate Agent may engage in, or have an interest in, any financial or other transaction with the Bank or any of its affiliates (including, without limitation, foreign exchange transactions of any type or nature and in any currency, whether a spot transaction, forward transaction, option, future, option on a future or otherwise) as if the Exchange Rate Agent were not the Exchange Rate Agent hereunder.

     SECTION 6. Duties of Exchange Rate Agent.

     In acting under this Agreement and in connection with the Notes, the
Exchange Rate Agent shall be obligated only to perform such duties as are specifically set forth herein and no

                                      J-2

other duties or obligations on the part of the Exchange Rate Agent shall be implied by this Agreement. In acting under this Agreement, the Exchange Rate
Agent assumes no obligation towards, or any relationship of agency or trust for or with, the holders of the Notes.

     SECTION 7. Termination, Resignation or Removal of Exchange Rate Agent.

     The Exchange Rate Agent may at any time terminate this Agreement by giving no less than 60 days' written notice to the Bank, unless the Bank consents in writing to a shorter time. Upon receipt of notice of termination by the Exchange
Rate Agent, the Bank agrees promptly to appoint a successor exchange rate agent.
The Bank may terminate this Agreement at any time by giving written notice to the Exchange Rate Agent and specifying the date when the termination shall become effective; provided, however, that no termination by the Exchange Rate
Agent or by the Bank shall become effective prior to the date of the appointment by the Bank, as provided in Section 8 below, of a successor exchange rate agent and the acceptance of such appointment by such successor exchange rate agent. If an instrument of acceptance by a successor exchange rate agent shall not have been delivered to the resigning or terminated Exchange Rate Agent within 60 days after the giving of such notice of resignation, the resigning Exchange Rate
Agent may petition any court of competent jurisdiction for the appointment of a successor exchange rate agent. Upon termination by either party pursuant to the provisions of this Section, the Exchange Rate Agent shall be entitled to the payment of any compensation owed to it by the Bank hereunder and to the reimbursement of all reasonable expenses, disbursements and advances incurred or made by it in connection with the services rendered by it hereunder. The provisions of this Section 7 and Section 9 shall remain in effect following such termination.

     SECTION 8. Appointment of Successor Exchange Rate Agent.

     Any successor exchange rate agent appointed by the Bank or by a court following termination of this Agreement pursuant to the provisions of the foregoing Section 7 shall execute and deliver to the Exchange Rate Agent and to the Bank an instrument accepting such appointment and thereupon such successor exchange rate agent shall, without any further act or instrument, become vested with all the rights, immunities, duties and obligations of the Exchange Rate
Agent, with like effect as if originally named as the Exchange Rate Agent hereunder, and the Exchange Rate Agent shall thereupon be obligated to transfer and deliver, and such successor exchange rate agent shall be entitled to receive and accept, copies of any available records maintained by the Exchange Rate
Agent in connection with the performance of its obligations hereunder.

     SECTION 9. Indemnification.

     The Bank shall indemnify and hold harmless the Exchange Rate Agent, its officers, directors, agents and employees from and against all actions, claims, damages, liabilities, losses and expenses (including legal fees and expenses)
relating to or arising out of actions or omissions in any capacity hereunder or under the Notes, the Global Agency Agreement, the Offering Circular or any
Supplement, except actions, claims, damages, liabilities, losses and expenses caused by the gross negligence, willful misconduct or bad faith of the Exchange
Rate Agent, its officers or employees. This Section 9 shall survive the termination of this Agreement

                                      J-3

and the payment in full of all obligations under the Notes, whether by redemption, repayment or otherwise.

     SECTION 10. Merger, Consolidation or Sale of Business by Exchange Rate
Agent.

     Any corporation into which the Exchange Rate Agent may be merged, converted or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Exchange Rate Agent may be a party, or any corporation to which the Exchange Rate Agent may sell or otherwise transfer all or substantially all of its corporate trust business, shall, to the extent permitted by applicable law, become the Exchange Rate Agent under this Agreement without the execution of any document or any further act by the parties hereto.

     SECTION 11. Notices.

     Any notice or other communication given hereunder shall be delivered in person, sent by letter or telecopy or communicated by telephone (subject, in the case of communication by telephone, to written confirmation dispatched within 24 hours) to the addresses given below or such other address as the party to receive such notice may have previously specified:

               To the Bank:

               SunTrust Bank
               303 Peachtree Street, N.E.
               Atlanta, Georgia 30308
               Attention: Mark A. Chancy
               Telephone number: (404) 581-1281
               Facsimile number: (404) 724-3749

               To the Exchange Rate Agent:

               Deutsche Bank Trust Company Americas
               60 Wall Street-27th Floor
               New York, New York 10005
               Attention: Trust and Securities Services
               Telephone number: (212) 250-7345
               Facsimile number: (212) 797-8615

Any notice hereunder given by letter or telecopy shall be deemed to have been received when it would have been received in the ordinary course of post or transmission, as the case may be.

     SECTION 12. Benefit of Agreement.

     Except as provided herein, this Agreement is solely for the benefit of the parties hereto and their successors and assigns and no other person shall acquire or have any rights under or by virtue hereof.

                                      J-4

     SECTION 13. Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and all applicable federal laws and regulations.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as the Exchange Rate Agent

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      J-5

                                                                       EXHIBIT K

                             FORM OF REVERSE OF NOTE
                                [Reverse of Note]

     Unless otherwise provided herein (or, if this Note is in global form, in the Pricing Supplement), the Notes are issuable only in denominations of
US$100,000 and integral multiples of US$1,000 in excess thereof (or equivalent denominations in other currencies, subject to any other statutory or regulatory minimums). This Note, and any Note issued in exchange or substitution herefor or in place hereof, or upon registration of transfer, exchange or partial redemption or repayment of this Note, may be issued only in an Authorized
Denomination specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof).

     Unless otherwise provided herein (or, if this Note is in global form, in the Pricing Supplement), the principal of, and premium, if any, and interest on, this Note are payable in the Specified Currency indicated on the face hereof
(or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of debts). If this Note is a DTC Global Note and the Specified Currency indicated on the face hereof is other than U.S. dollars, any such amounts paid by the Bank will be converted by Deutsche Bank Trust
Company Americas, as Exchange Rate Agent, or such other agent as may be specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof), which for these purposes shall act as currency exchange agent (the "Exchange Rate Agent"), into U.S. dollars for payment to the holder of this Note.

     If this Note is a DTC Global Note and the Specified Currency indicated on the face hereof is other than the U.S. dollar, any U.S. dollar amount to be received by the holder of this Note will be based on the Exchange Rate Agent's bid quotation as of 11:00 a.m., London time, on the second day on which banks are open for business in London, New York City and Atlanta, Georgia, preceding the applicable payment date, for the purchase of U.S. dollars with the Specified
Currency for settlement on such payment date of the aggregate amount of the
Specified Currency payable to all holders of Notes denominated other than in the
U.S. dollar scheduled to receive U.S. dollar payments. If such bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by the
Exchange Rate Agent for such purchase. If no such bids are available, payment of the aggregate amount due to the holder of this Note on the payment date will be made in the Specified Currency, subject to the other provisions of this Note relating to payment in such Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments. All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding upon the holder of this Note.

     If this Note is a DTC Global Note and the Specified Currency indicated on the face hereof is other than the U.S. dollar, the holder of this Note may elect to receive payment of principal (and premium, if any) and interest on this Note in the Specified Currency indicated on the face hereof by submitting a written notice to the Paying Agents prior to 5:00 pm, New York

                                      K-1

City time, on the fifth Business Day following the applicable Record Date in the case of interest and the tenth calendar day prior to the payment date for the payment of principal. Such notice, which may be mailed or hand delivered or sent by cable, telex or facsimile transmission, shall contain (i) the holder's election to receive all or a portion of such payment in the Specified Currency on the relevant Interest Payment Date or Maturity, as the case may be, and (ii)
wire transfer instructions to an account denominated in the Specified Currency with respect to any payment to be made in the Specified Currency. Any such election made with respect to this Note by the holder will remain in effect with respect to any further payments of principal of, and premium, if any, and interest on this Note payable to the holder of this Note unless such election is revoked on or prior to the fifth Business Day following the applicable Record
Date in the case of interest and the tenth calendar day prior to the payment date for the payment of principal.

     If (i) this Note is a DTC Global Note and the holder of this Note shall have duly made an election to receive all or a portion of a payment of principal of, and premium, if any, or interest on this Note in the Specified Currency indicated on the face hereof, or (ii) if this Note is not a DTC Global Note, in the case of (i) or (ii) in the event the Specified Currency indicated on the face hereof has been replaced by another currency (a "Replacement Currency"), any amount due pursuant to this Note may be repaid, at the option of the Bank, in the Replacement Currency or in U.S. dollars, at a rate of exchange which takes into account the conversion, at the rate prevailing on the most recent date on which official conversion rates were quoted or set by the national government or other authority responsible for issuing the Replacement Currency, from the Specified Currency to the Replacement Currency and, if necessary, the conversion of the Replacement Currency into U.S. dollars at the rate prevailing on the date of such conversion.

     If the Specified Currency indicated on the face hereof is other than the
U.S. dollar and (i) this Note is a DTC Global Note and the holder of this Note shall have duly made an election to receive all or a portion of a payment of principal of, and premium, if any, or interest on this Note in the Specified
Currency indicated on the face hereof, or (ii) if this Note is not a DTC Global
Note, in the case of (i) or (ii) if such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Bank, the Bank will be entitled to satisfy its obligations to the holder of this Note by making such payments of principal of (and premium, if any) or interest on this Note in U.S. dollars until, in the sole discretion of the Bank, the Specified Currency is again available. In such circumstances, the U.S.
dollar amount to be received by the holder of this Note will be made on the basis of the most recently available bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent, for the purchase of U.S. dollars with the Specified Currency for settlement on such payment date of the aggregate amount of the Specified Currency payable to all holders of Notes denominated other than in the U.S. dollar scheduled to receive U.S. dollar payments. Any payment made under such circumstances in U.S.
dollars, where the payment is required to be made in the Specified Currency, will not constitute an "Event of Default" with respect to this Note.

     Deutsche Bank Trust Company Americas shall initially act as domestic paying agent (the "Domestic Paying Agent") and the Bank has initially appointed
Deutsche Bank AG London, acting as London paying agent (the "London Paying
Agent") and Deutsche Bank Luxembourg S.A. as Luxembourg paying agent (the
"Luxembourg Paying Agent" and together with the Domestic Paying Agent and the
London Paying Agent, the "Paying Agents," and each

                                      K-2

individually, a "Paying Agent," and such terms shall include any additional or successor paying agents appointed pursuant to the Global Agency Agreement (as defined on the face hereof)) in respect of the Notes. If this Note is in registered form, this Note may be presented or surrendered for payment, and notices, designations or requests in respect of payments with respect to this
Note may be served, at the office or agency of any Paying Agent maintained for that purpose. The Bank may at any time rescind any designation of a Paying
Agent, appoint any additional or successor Paying Agents or approve a change in the office through which a Paying Agent acts.

     Subject to any fiscal or other laws and regulations applicable thereto in the place of payment, payments on registered Notes to be made in a Specified
Currency other than the U.S. dollar and payments on bearer Notes will be made by a check in the Specified Currency drawn on or by wire transfer to an account in the Specified Currency (which, in the case of a payment in yen to a non-resident of Japan, shall be a non-resident account) maintained by the payee with a bank
(which, in the case of a payment in yen to a non-resident of Japan, shall be an authorized foreign exchange bank) in the Principal Financial Center of the country of the Specified Currency (which, in the case of the euro, shall be deemed for this purpose to be the capital city of any country whose currency has been replaced by the euro or any other location designated in the applicable
Pricing Supplement), provided, however, that a check may not be delivered to an address in, and an amount may not be transferred to an account located in, the
United States of America or its possessions by any office or agency of the Bank or any Paying Agent.

Fixed Rate Interest Provisions

     If this Note is designated as a "Fixed Rate Note" on the face hereof, the
Bank will pay interest on each Interest Payment Date specified in the Pricing
Supplement (or, if this Note is in definitive form, specified on the face hereof) and on the Maturity Date or any Redemption Date (as defined below) or
Holder's Optional Repayment Date (as defined below) (each such Maturity Date,
Redemption Date and Holder's Optional Repayment Date and the date on which the principal or an installment of principal is due and payable by declaration of acceleration as provided herein being hereinafter referred to as a "Maturity"
with respect to the principal repayable on such date), commencing on the first
Interest Payment Date next succeeding the Original Issue Date specified on the face hereof (or if the Original Issue Date is between a Record Date and the
Interest Payment Date immediately following such Record Date, on the Second
Interest Payment Date following the Original Issue Date), at the Interest Rate per annum specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof), until the principal hereof is paid or duly made available for payment.

     Payments of interest hereon will include interest accrued from and including the most recent Interest Payment Date to which interest on this Note
(or any predecessor Note) has been paid or duly provided for (or, unless otherwise specified in the Pricing Supplement (or, if this Note is in definitive form, on the face hereof) if no interest has been paid or duly provided for, from and including the Original Issue Date) to but excluding the relevant
Interest Payment Date or Maturity, as the case may be. Unless otherwise specified in the Pricing Supplement (or, if this Note is in definitive form, on the face hereof), if the Maturity Date specified on the face hereof falls more than one year from the Original Issue Date, interest payments for this Note if it is denominated in U.S. dollars shall be computed and paid on the basis of a
360-day year of twelve

                                      K-3

30-day months. Unless otherwise specified in the Pricing Supplement (or, if this
Note is in definitive form, on the face hereof) if the Maturity Date specified on the face hereof falls one year or less from the Original Issue Date, interest payments for this Note if it is denominated in U.S. dollars shall be computed and paid on the basis of the actual number of days in the year divided by 360.

Unless otherwise specified in the Pricing Supplement (or, if this Note is in definitive form, on the face hereof), interest on Fixed Rate Notes denominated other than in U.S. dollars, shall be computed on the basis of the "Actual/Actual
(ISMA)" Fixed Day Count Convention.

     "Actual/Actual (ISMA)" Fixed Day Count Convention means:

          (a) in the case of Fixed Rate Notes where the number of days in the relevant period from and including the most recent Interest Payment Date
     (or, if none, from and including the Interest Commencement Date, which unless otherwise specified in the Pricing Supplement (or, if this Note is in definitive form, on the face hereof) shall be the Original Issue Date)
     to but excluding the relevant payment date (the "Accrual Period") is equal to or shorter than the Determination Period (as defined below) during which the Accrual Period ends, the number of days in such Accrual Period divided by the product of (1) the number of days in such Determination Period and
     (2) the number of Determination Periods that would occur in one calendar year, assuming interest was to be payable in respect of the whole of that year; or

          (b) in the case of Fixed Rate Notes where the Accrual Period is longer than the Determination Period during which the Accrual Period ends, the sum of:

               (1) the number of days in such Accrual Period falling in the
          Determination Period in which the Accrual Period begins divided by the product of (x) the number of days in such Determination Period and (y)
          the number of Determination Periods that would occur in one calendar year, assuming interest was to be payable in respect of the whole of that year; and

               (2) the number of days in such Accrual Period falling in the next
          Determination Period divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination
          Periods that would occur in one calendar year, assuming interest was to be payable in respect of the whole of that year.

     "Determination Period" means the period from and including a Determination
Date to but excluding the next Determination Date (including, where either the
Interest Commencement Date or the final Interest Payment Date is not a
Determination Date, the period commencing on the first Determination Date prior to, and ending on the first Determination Date falling after, such date).

     "Determination Date" means each date specified in the Pricing Supplement
(or, if this Note is in definitive form, on the face hereof) or, if none is specified, each Interest Payment Date.

                                      K-4

     Unless otherwise provided herein, if any Interest Payment Date or the
Maturity of this Note falls on a day which is not a Business Day, the related payment of principal of, or premium, if any, or interest on, this Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payments were due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity, as the case may be.

Floating Rate Interest Provisions

     If this Note is designated as a "Floating Rate Note" on the face hereof, the Bank will pay interest on each Interest Payment Date specified in the
Pricing Supplement (or, if this Note is in definitive form specified on the face hereof) and at Maturity, commencing on the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof (or, if the
Original Issue Date is between a Record Date and the Interest Payment Date immediately following such Record Date, on the second Interest Payment Date following the Original Issue Date), at a rate per annum determined in accordance with the provisions hereof (and, if this Note is in global form, in accordance with the Pricing Supplement), until the principal hereof is paid or duly made available for payment.

     Payments of interest hereon will include interest accrued from and including the most recent Interest Payment Date to which interest on this Note
(or any predecessor Note) has been paid or duly provided for (or, if no interest has been paid or duly provided for, from and including the Original Issue Date)
to but excluding the relevant Interest Payment Date or Maturity, as the case may be (each such period, an "Interest Period").

     Unless otherwise specified herein (or, if this Note is in global form, in the Pricing Supplement), if any Interest Payment Date (or other date which is subject to adjustment in accordance with a Business Day Convention specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement))
in respect of this Note (other than an Interest Payment Date at Maturity) would otherwise fall on a day that is not a Business Day, then, if the Business Day
Convention specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) is:

     (1)  the "Floating Rate Convention," such Interest Payment Date (or other date) shall be postponed to the next succeeding day which is a
          Business Day unless it would thereby fall into the next succeeding calendar month, in which event (A) such Interest Payment Date (or other date) shall be brought forward to the next preceding Business
          Day and (B) each subsequent Interest Payment Date (or other date)
          shall be the last Business Day in the month which falls the number of months or other period specified as the Interest Payment Period on the face hereof after the preceding applicable Interest Payment Date (or other date) occurred; or

     (2)  the "Following Business Day Convention," such Interest Payment Date
          (or other date) shall be postponed to the next succeeding day which is a Business Day; or

     (3)  the "Modified Following Business Day Convention," such Interest
          Payment Date (or other date) shall be postponed to the next succeeding day that is a Business Day unless it would thereby fall into the next succeeding calendar month, in

                                      K-5

          which event such Interest Payment Date (or other date) shall be brought forward to the next preceding Business Day; or

     (4)  the "Preceding Business Day Convention," such Interest Payment Date
          (or other date) shall be brought forward to the next preceding
          Business Day.

     If the Maturity of this Note falls on a day that is not a Business Day, the related payment of principal of (and premium, if any) and interest on, this Note will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity.

     If "ISDA Rate" is specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) in connection with the determination of the rate of interest on this Note, the rate of interest on this Note for each
Interest Period will be the relevant ISDA Rate (as defined below) plus or minus the Margin, if any, specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement). Unless otherwise specified on the face hereof
(or, if this Note is in global form, in the Pricing Supplement), "ISDA Rate"
means, with respect to any Interest Period, the rate equal to the Floating Rate that would be determined by the Calculation Agent or other person specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement)
pursuant to an interest rate swap transaction if the Calculation Agent or that other person were acting as calculation agent for that swap transaction in accordance with the terms of an agreement in the form of the Interest Rate and
Currency Exchange Agreement published by the International Swaps and Derivatives
Association, Inc. (the "ISDA Agreement") and evidenced by a Confirmation (as defined in the ISDA Agreement) incorporating the 2000 ISDA Definitions (the
"2000 ISDA Definitions") published by the International Swaps and Derivatives
Association, Inc. and under which:

     (A)  the Floating Rate Option is as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement);

     (B)  the Designated Maturity is the period specified on the face hereof
          (or, if this Note is in global form, in the Pricing Supplement), and

     (C)  the relevant Reset Date is either (i) if the applicable Floating Rate
          Option is based on the London inter-bank offered rate for a currency or on the Euro-zone inter-bank offered rate ("EURIBOR") for a currency, the first day of that Interest Period or (ii) in any other case, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement).

As used in this paragraph, "Floating Rate," "Calculation Agent," "Floating Rate
Option," "Designated Maturity," and "Reset Date" have the meanings ascribed to those terms in the 2000 ISDA Definitions.

     If "Reference Rate Determination" is specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) in connection with the determination of the rate of interest on this Note, this Note will bear interest at a rate per annum equal to the Initial Interest Rate specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement)

                                      K-6

until the Initial Interest Reset Date specified on the face hereof (or, if this
Note is in global form, in the Pricing Supplement) and thereafter at a rate per annum determined as follows:

     1. If this Note is designated as a "Regular Floating Rate Note" on the face hereof (or, if this Note is in global form, in the Pricing Supplement) or if no designation is made for Interest Calculation on the face hereof (or, if this
Note is in global form, in the Pricing Supplement), then, except as described below (or, if this Note is in global form, in the Pricing Supplement), this Note shall bear interest at the rate determined by reference to the applicable
Interest Rate Basis or Bases specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) (i) plus or minus the applicable
Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof (or, if this Note is in global form, in the Pricing Supplement). Commencing on the
Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement); provided, however, that the interest rate in effect for the period from and including the Original
Issue Date to but excluding the Initial Interest Reset Date will be the Initial
Interest Rate.

     2. If this Note is designated as a "Floating Rate/Fixed Rate Note" on the face hereof (or, if this Note is in global form, in the Pricing Supplement), then, except as described below (or, if this Note is in global form, in the
Pricing Supplement), this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable
Spread Multiplier, if any, specified and applied in the manner described on the face hereof (or, if this Note is in global form, in the Pricing Supplement).
Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement);
provided, however, that (i) the interest rate in effect for the period from and including the Original Issue Date to but excluding the Initial Interest Reset
Date shall be the Initial Interest Rate and (ii) the interest rate in effect for the period commencing on, and including, the Fixed Rate Commencement Date specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement) to but excluding the Maturity Date shall be the Fixed Interest Rate, if such a rate is specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the Business Day immediately preceding the Fixed Rate Commencement Date.

     3. If this Note is designated as an "Inverse Floating Rate Note" on the face hereof (or, if this Note is in global form, in the Pricing Supplement), then, except as described below (or, if this Note is in global form, in the
Pricing Supplement), this Note shall bear interest equal to the Fixed Interest
Rate indicated on the face hereof (or, if this Note is in global form, in the
Pricing Supplement) minus the rate determined by reference to the applicable
Interest Rate Basis or Bases specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) (i) plus or minus the applicable
Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof (or, if this Note is in global form, in the Pricing Supplement); provided, however, that, unless otherwise specified on the face hereof (or, if this Note is in global form, in the Pricing

                                      K-7

Supplement), the interest rate hereon will not be less than zero percent.
Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Rate Reset Date specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement); provided, however, that the interest rate in effect for the period from and including the Original Issue Date to but excluding the Initial Interest
Reset Date shall be the Initial Interest Rate.

     Except as provided above, if "Reference Rate Determination" is specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement)
in connection with the determination of the rate of interest on this Note, the interest rate in effect on each day shall be (a) if such day is an Interest
Reset Date, the interest rate determined as of the Interest Determination Date
(as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the
Interest Determination Date immediately preceding the next preceding Interest
Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest
Reset Date shall be adjusted in accordance with the Business Day Convention specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement).

     Unless otherwise specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the "Interest Determination Date" with respect to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal
Funds Rate, the J.J. Kenny Rate, and the Prime Rate will be the second Business
Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal
Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the
Index (as defined below); the "Interest Determination Date" with respect to
EURIBOR will be the second day on which the TARGET system is open immediately preceding each Interest Reset Date; the "Interest Determination Date" with respect to LIBOR shall be the second London Banking Day (as defined below)
preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Treasury Rate will be the day in the week in which the related
Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the
Friday of the week preceding the related Interest Reset Date, the related
Interest Determination Date shall be such preceding Friday. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases as specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement), the Interest Determination Date pertaining to this Note will be the latest Business Day which is at least two Business Days prior to such Interest
Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate
Basis shall be determined on such date, and the applicable interest rate shall take effect on the Interest Reset Date.

     Determination of CD Rate. If an Interest Rate Basis for this Note is the CD
Rate, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the CD Rate shall be determined as of the applicable
Interest Determination Date (a "CD Rate Interest

                                      K-8

Determination Date") as the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) as published in H.15(519) (as defined below) under the heading "CDs (Secondary
Market)". In the event that such rate is not so published prior to 3:00 p.m.,
New York City time, on the Calculation Date pertaining to such CD Rate Interest
Determination Date, the CD Rate will be the rate on such CD Rate Interest
Determination Date for certificates of deposit having the Index Maturity specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement) as published in H.15 Daily Update (as defined below), or another recognized electronic source used for the purpose of displaying that rate, under the heading "CDs (secondary market)". If such rate is published neither in
H.15(519) nor in H.15 Daily Update or another recognized electronic source by
3:00 p.m., New York City time, on such Calculation Date, the CD Rate for such CD
Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00
a.m., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable
United States dollar certificates of deposit of major United States money market banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined on such CD Rate Interest
Determination Date will be the CD Rate in effect on such date.

     "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal
Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.

     Determination of CMT Rate. If an Interest Rate Basis for this Note is the
CMT Rate, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the CMT Rate shall be determined by the Calculation
Agent as of the applicable Interest Determination Date (a "CMT Rate Interest
Determination Date") in accordance with the following provisions:

     (i) If "CMT Moneyline Telerate Page 7051" is specified on the face hereof
(or, if this Note is in global form, in the Pricing Supplement), the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at "constant maturity" having the
Index Maturity specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) as set forth in H.15(519) under the caption "Treasury
Constant Maturities," as such yield is displayed on Moneyline Telerate, Inc. (or any successor service) on page 7051 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 7051") for such CMT Rate Interest
Determination Date. If such rate does not appear on Moneyline Telerate Page
7051, the CMT Rate on such CMT Rate Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity and for such CMT Rate Interest Determination

                                      K-9

Date as set forth in H.15(519) under the caption "Treasury Constant Maturities".
If such rate does not appear in H.15(519), the CMT Rate on such CMT Rate
Interest Determination Date shall be the rate for the period of the Index
Maturity as may then be published by either the Board of Governors of the
Federal Reserve System or the United States Department of the Treasury that the
Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519). If the Board of Governors of the Federal
Reserve System or the United States Department of the Treasury does not publish a yield on United States Treasury securities at "constant maturity" having the
Index Maturity for such CMT Rate Interest Determination Date, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation
Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three leading primary United States government securities dealers in The City of New York (each, a "Reference
Dealer") selected by the Calculation Agent (from five such Reference Dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity equal to the Index Maturity, a remaining term to maturity no more than 1 year shorter than the Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated. If fewer than three prices are provided as requested, the
CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the
Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five such Reference Dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity greater than the Index Maturity, a remaining term to maturity closest to the Index
Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such
CMT Rate Interest Determination Date shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate
Interest Determination Date shall be the CMT Rate in effect on such CMT Rate
Interest Determination Date. If two such United States Treasury securities with an original maturity greater than the Index Maturity have remaining terms to maturity equally close to the Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used.

     (ii) If "CMT Moneyline Telerate Page 7052" is specified on the face hereof
(or, if this Note is in global form, in the Pricing Supplement), the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), average yield for United States
Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement) as set forth in

                                      K-10

H.15(519) opposite the caption "Treasury Constant Maturities," as such yield is displayed on Moneyline Telerate, Inc. (or any successor service) on page 7052
(or any other page as may replace such page on such service ) ("Moneyline
Telerate Page 7052") for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest
Determination Date falls. If such rate does not appear on Moneyline Telerate
Page 7052, the CMT Rate on such CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof
(or, if this Note is in global form, in the Pricing Supplement), average yield for United States Treasury securities at "constant maturity" having the Index
Maturity and for the week or month, as applicable, preceding such CMT Rate
Interest Determination Date as set forth in H.15(519) opposite the caption
"Treasury Constant Maturities". If such rate does not appear in H.15(519), the
CMT Rate on such CMT Rate Interest Determination Date shall be the one-week or one-month, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), average yield for United States Treasury securities at "constant maturity" having the Index Maturity as otherwise announced by the
Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate
Interest Determination Date falls. If the Federal Reserve Bank of New York does not publish a one-week or one-month, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), average yield on United
States Treasury securities at "constant maturity" having the Index Maturity for the applicable week or month, the CMT Rate on such CMT Rate Interest
Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest
Determination Date of three Reference Dealers selected by the Calculation Agent
(from five such Reference Dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity equal to the Index Maturity, a remaining term to maturity of no more than 1 year shorter than the Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest
Determination Date shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated. If fewer than three prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the
Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five such Reference Dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity longer than the Index Maturity, a remaining term to maturity closest to the Index
Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such
CMT Rate Interest Determination Date shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate Interest
Determination Date shall be the CMT Rate in effect on such CMT Rate Interest

                                      K-11

Determination Date. If two United States Treasury securities with an original maturity greater than the Index Maturity have remaining terms to maturity equally close to the Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used.

     Determination of Commercial Paper Rate. If an Interest Rate Basis for this
Note is the Commercial Paper Rate, as specified on the face hereof (or, if this
Note is in global form, in the Pricing Supplement), the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a
"Commercial Paper Rate Interest Determination Date") as the Money Market Yield
(as defined below) on such date of the rate for commercial paper having the
Index Maturity specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) as published in H.15(519) under the caption
"Commercial Paper-Nonfinancial" or, if not so published by 3:00 p.m., New York
City time, on the related Calculation Date, the Money Market Yield of the rate on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Commercial Paper-Nonfinancial." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00
p.m., New York City time, on such Calculation Date, then the Commercial Paper
Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity placed for industrial issuers whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial
Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

     "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                                     D x 360
     Money Market Yield = ---------------------------- x 100
                                  360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

     Determination of Eleventh District Cost of Funds Rate. If an Interest Rate
Basis for this Note is the Eleventh District Cost of Funds Rate, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate
Interest Determination Date"), as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption "11th District" on Moneyline Telerate Page 7058 (as defined below) as of 11:00 a.m., San Francisco

                                      K-12

time, on such Eleventh District Cost of Funds Rate Interest Determination Date.
If such rate does not appear on Moneyline Telerate Page 7058 on the related
Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh
District Cost of Funds Rate for such Eleventh District Cost of Funds Rate
Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month immediately preceding such Eleventh District Cost of Funds Rate
Interest Determination Date, then the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest
Determination Date shall be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

     "Moneyline Telerate Page 7058" means the display designated as page "7058"
on the Moneyline Telerate, Inc. (or such other page as may replace the 7058 page on that service for the purpose of displaying the monthly weighted average costs of funds paid by member institutions of the Eleventh Federal Home Loan Bank
District).

     Determination of EURIBOR. If an Interest Rate Basis for this Note is
EURIBOR, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), EURIBOR shall be determined as of the applicable
Interest Determination Date (a "EURIBOR Interest Determination Date"), in
accordance with the following provisions:

     (i) With respect to any EURIBOR Interest Determination Date, EURIBOR will be:

          (a) the rate for deposits in euro as sponsored, calculated and published jointly by the European Banking Federation and ACI-The Financial
     Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified on the face hereof (or if this Note is in global form, in the
     Pricing Supplement), commencing on the applicable Interest Reset Date, as that rate appears on Moneyline Telerate, Inc., or any successor service, on page 248 (or any other page as may replace such page on such service)
     ("Moneyline Telerate Page 248") as of 11:00 a.m., Brussels time, on the applicable EURIBOR Interest Determination Date.

          (b) if the rate referred to in clause (a) above does not appear on
     Moneyline Telerate Page 248, or is not so published by 11:00 a.m., Brussels time, on the applicable EURIBOR Interest Determination Date, the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal
     Euro-zone (as defined hereinafter) offices of four major banks in the
     Euro-zone interbank market, in the European interbank market, to provide the Calculation Agent with its offered quotation for deposits in euro for the period of the Index Maturity designated on the face hereof (or if this
     Note is in global form, in the Pricing Supplement), commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 a.m., Brussels time, on the applicable
     EURIBOR Interest Determination Date and in a principal amount not less than

                                      K-13

     the equivalent of U.S.$1,000,000 in euro that is representative for a single transaction in euro in such market at such time.

          (c) if fewer than two quotations referred to in clause (b) above are provided, EURIBOR for such EURIBOR Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., Brussels time, on such EURIBOR
     Interest Determination Date by four major banks in the Eurozone for loans in Euro to leading European banks, having the Index Maturity designated on the face hereof (or if this Note is in global form, in the Pricing
     Supplement), commencing on the applicable Interest Reset Date and in principal amount not less than the equivalent of U.S.$1,000,000 in euro that is representative for a single transaction in euro in such market at such time.

          (d) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (c) above, EURIBOR determined as of such EURIBOR
     Interest Determination Date shall be EURIBOR in effect on such EURIBOR
     Interest Determination Date.

          "Euro-zone" means the region comprised of Member States that adopt the single currency in accordance with the Treaty establishing the European
     Communities, as amended.

     Determination of Federal Funds Rate. If an Interest Rate Basis for this
Note is the Federal Funds Rate, as specified on the face hereof (or, if this
Note is in global form, in the Pricing Supplement), the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a "Federal Funds
Rate Interest Determination Date") as the rate on such date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds
(Effective)", as such rate is displayed on Moneyline Telerate, Inc. (or any successor service) on page 120 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 120"), or, if such rate does not appear on Moneyline Telerate Page 120 or is not so published by 3:00 p.m., New York
City time, on the Calculation Date, the rate on such Federal Funds Rate Interest
Determination Date for United States dollar federal funds as published in H.15
Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Federal Funds (Effective)." If such rate does not appear on Moneyline Telerate Page 120 or is not yet published in
H.15(519), H.15 Daily Update or another recognized electronic source by 3:00
p.m., New York City time, on the related Calculation Date, then the Federal
Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York selected by the Calculation Agent, prior to
9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination
Date; provided, however, that if the brokers so selected by the Calculation
Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the
Federal Funds Rate in effect on such Federal Funds Rate Interest Determination
Date.

                                      K-14

     Determination of J.J. Kenny Rate. If an Interest Rate Basis for this Note is the J.J. Kenny Rate, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the J.J. Kenny Rate shall be determined as of the applicable Interest Determination Date (a "J.J. Kenny Interest
Determination Date") as the rate in the high grade weekly index (the "Weekly
Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index Maturity is, and shall be, based upon
30-day yield evaluations at par of bonds, the interest of which is exempt from
Federal income taxation under the Internal Revenue Code of 1986, as amended (the
"Code"), of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds.
The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Code, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's, a division of the McGraw-Hill Companies, Inc. in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (i) variable on a weekly basis, (ii) exempt from Federal income taxation under the Code, and (iii) not subject to a minimum tax or similar tax under the Code, unless all tax-exempt bonds are subject to such tax.
If such successor indexing agent is not available, the rate for any J.J. Kenny
Interest Determination Date shall be 67% of the rate determined as if the
Treasury Rate option had been originally selected.

     Determination of LIBOR. If an Interest Rate Basis for this Note is LIBOR, as specified on the face hereof (or, if this Note is in global form, in the
Pricing Supplement), LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "LIBOR Interest Determination
Date"), in accordance with the following provisions:

     (i) if "LIBOR Moneyline Telerate" is specified on the face hereof (or, if this Note is in global form, the Pricing Supplement) or if neither "LIBOR
Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, LIBOR will be the rate for deposits in the
Designated LIBOR Currency having the Index Maturity specified on the face hereof
(or, if this Note is in global form, the Pricing Supplement), commencing on the
Interest Reset Date immediately following such LIBOR Interest Determination
Date, that appears on the Designated LIBOR Page (as defined hereinafter) as of
11:00 a.m., London time, on such LIBOR Interest Determination Date; or (b) if
"LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the
Designated LIBOR Currency having the Index Maturity, commencing on such Interest
Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page (as defined hereinafter) as of 11:00 a.m.,
London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates so appear, or if no such rate so appears, as applicable, LIBOR on such LIBOR Interest Determination Date shall be determined in accordance with the provisions described in clause (ii) below.

                                      K-15

     (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the
Designated LIBOR Page as specified in clause (i) above, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated
LIBOR Currency for the period of the Index Maturity, commencing on the Interest
Reset Date immediately following such LIBOR Interest Determination Date , to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then
LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial
Center, on such LIBOR Interest Determination Date by three major banks in such
Principal Financial Center (as defined hereafter) selected by the Calculation
Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time;
provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR
Interest Determination Date shall be LIBOR in effect on such LIBOR Interest
Determination Date.

     "Designated LIBOR Currency" means the currency specified on the face hereof
(or, if this Note is in global form, the Pricing Supplement) as to which LIBOR shall be calculated or, if no such currency is specified on the face hereof (or, if this Note is in global form, the Pricing Supplement), United States dollars.

"Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the display on the Reuters Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency, or (b) if "LIBOR Moneyline Telerate" is
specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement) or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement) as the method for calculating LIBOR, the display on Moneyline
Telerate, Inc. (or any successor service) on the page specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR
Currency.

     "Principal Financial Center" means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the Designated LIBOR Currency, if applicable, relates, except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, euros, South African rand and Swiss francs, the "Principal

                                      K-16

Financial Center" shall be The City of New York, Sydney, Toronto, The City of
London (solely in the case of the Designated LIBOR Currency), Johannesburg and
Zurich, respectively.

     "London Banking Day" means any day (other than a Saturday or Sunday) on which dealings in deposits in the Index Currency are transacted in the London interbank market.

     Determination of Prime Rate. If an Interest Rate Basis for this Note is the
Prime Rate, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the Prime Rate shall be determined as of the applicable Interest Determination Date (a "Prime Rate Interest Determination
Date") as the rate on such date as such rate is published in H.15(519) under the caption "Bank Prime Loan" or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Prime Rate Interest
Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Bank Prime Loan." If such rate is not yet published in H.15(519), H.15
Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1
Page (as defined hereinafter) as such bank's prime rate or base lending rate as of 11:00 a.m., New York City time, on such Prime Rate Interest Determination
Date. If fewer than four such rates so appear on the Reuters Screen US PRIME 1
Page for such Prime Rate Interest Determination Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate
Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; provided, however, that if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest
Determination Date will be the Prime Rate in effect on such Prime Rate Interest
Determination Date.

     "Reuters Screen US PRIME 1 Page" means the display on the Reuters Monitor
Money Rates Service (or any successor service) on the "US PRIME 1 Page" (or such other page as may replace the US PRIME 1 Page on such service) for the purpose of displaying prime rates or base lending rates of major United States banks.

     Determination of Treasury Rate. If an Interest Rate Basis for this Note is the Treasury Rate, as specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest
Determination Date") as the rate from the auction held on such Treasury Rate
Interest Determination Date (the "Auction") of direct obligations of the United
States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate, Inc.
(or any successor service) on page 56 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 57")
or, if not so published by 3:00 p.m., New York City time, on the related
Calculation Date, the Bond Equivalent Yield (as defined hereinafter) of the rate for such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government

                                      K-17

Securities/Treasury Bills/Auction High." If such rate is not so published in
H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York
City time, on the related Calculation Date, the Treasury Rate on such Treasury
Rate Interest Determination Date shall be Bond Equivalent Yield of the auction rate of such Treasury Bills as announced by the United States Department of the
Treasury. In the event that such auction rate is not so announced by the United
States Department of the Treasury on such Calculation Date, or if no such
Auction is held, then the Treasury Rate on such Treasury Rate Interest
Determination Date shall be the Bond Equivalent Yield of the rate on such
Treasury Rate Interest Determination Date of Treasury Bills having the Index
Maturity as published in H.15(519) under the caption "U.S. Government
Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00
p.m., New York City time, on the related Calculation Date, the rate on such
Treasury Rate Interest Determination Date of such Treasury Bills as published in
H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government
Securities/Treasury Bills/Secondary Market." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00
p.m., New York City time, on the related Calculation Date, then the Treasury
Rate on such Treasury Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York
City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation
Agent, for the issue of Treasury Bills with a remaining maturity closest to the
Index Maturity; provided, however, that if the dealers so selected by the
Calculation Agent are not quoting as mentioned in this sentence, the Treasury
Rate determined as of such Treasury Rate Interest Determination Date will be the
Treasury Rate in effect on such Treasury Rate Interest Determination Date.

     "Bond Equivalent Yield" means a yield (expressed as a percentage)
calculated in accordance with the following formula:

                                          D x N
     Bond Equivalent Yield = ------------------------------ X 100
                                      360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable
Interest Reset Period.

     Unless otherwise specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the interest factor for each such day shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified on the face hereof (or, if this
Note is in global form, in the Pricing Supplement) is "30/360" for the period specified thereunder, or by dividing the applicable per annum interest rate by
360 if the Day Count Convention specified on the face hereof (or, if this Note is in global form, in the

                                      K-18

Pricing Supplement) is "Actual/360" for the period specified thereunder, or by dividing the applicable per annum interest rate by the actual number of days in the year if the Day Count Convention specified on the face hereof (or, if this
Note is in global form, in the Pricing Supplement) is "Actual/Actual" for the period specified thereunder. If no Day Count Convention is specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the interest factor for each day in the relevant Interest Period shall be computed, if an Interest Rate Basis specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) is the CMT Rate, or Treasury Rate or if
the Specified Currency indicated on the face hereof (or, if this Note is in global form, in the Pricing Supplement) is Sterling, as if "Actual/Actual" had
been specified thereon and, in all other cases, as if "Actual/360" had been specified thereon. Unless otherwise specified on the face hereof (or, if this
Note is in global form, in the Pricing Supplement), if interest on this Note is to be calculated with reference to two or more Interest Rate Bases as specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement), the interest factor will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

     Unless otherwise specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), if "Reference Rate Determination" is
specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement) in connection with the determination of the rate of interest on this
Note, the "Calculation Date," if applicable, pertaining to any Interest
Determination Date will be the earlier of (i) the tenth calendar day after such
Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date, as the case may be. All calculations in respect of determining the interest rate applicable to this Note
(other than any calculations made by the Exchange Rate Agent) shall be made by the Calculation Agent specified on the face hereof (or, if this Note is in global form, the Pricing Supplement) or such successor thereto as is duly appointed by the Bank. The determination of any interest rate by the Calculation
Agent shall, in the absence of manifest error, be conclusive for all purposes and binding upon the holder hereof.

     All percentages resulting from any calculation on this Note shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g.,
9.876545% (or 0.09876545) shall be rounded to 9.87655% (or 0.0987655%) and
9.876544% (or 0.09876544) shall be rounded to 987654% (or 0.0987654)), and all dollar amounts used in or resulting from such calculation shall be rounded to the nearest cent or, if the Specified Currency is other than dollars, to the nearest unit (with one-half cent or unit being rounded upward).

     At the request of the holder hereof, the Calculation Agent shall provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective for the next Interest Period.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum
Interest Rate, if any, specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement). In addition to any Maximum Interest
Rate applicable hereto pursuant to the above provisions, the interest rate on

                                      K-19

this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Redemption at the Option of the Bank

     Unless otherwise specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), this Note will not be subject to any sinking fund. This Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof
(or, if this Note is in global form, in the Pricing Supplement). If no Initial
Redemption Date is specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), this Note may not be redeemed prior to the
Maturity Date except as provided below in the event that any Additional Amounts
(as defined below) are required to be paid by the Bank with respect to this
Note. On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of US$1,000 (or, if the Specified Currency indicated on the face hereof is other than the United States dollar, in such Authorized
Denominations specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement)) at the option of the Bank at the applicable
Redemption Price (as defined below) together with unpaid interest accrued hereon at the applicable rate borne by this Note to the date of redemption (each such date, a "Redemption Date"), on written notice given by or on behalf of the Bank not more than 60 nor less than 30 calendar days prior to the Redemption Date
(unless otherwise specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement)); provided, however, that, in the event of redemption of this Note in part only, the unredeemed portion thereof shall be an
Authorized Denomination specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement). In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender of this Note, or, where applicable, an appropriate notation will be made on the schedule attached hereto for such notations.

     The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement) of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement) by the
Annual Redemption Percentage Reduction, if any, specified on the face hereof
(or, if this Note is in global form, in the Pricing Supplement), of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

     Notwithstanding the preceding two paragraphs, if this Note is a
Subordinated Note, to the extent then required under or pursuant to applicable laws or regulations (including, without limitation, applicable capital regulations), this Note may not be redeemed at the option of the Bank prior to the Maturity Date pursuant to the preceding two paragraphs, without the prior written consent of the Federal Reserve Board and any other bank supervisory authority having jurisdiction over the Bank and requiring such approval.

Repayment at the Option of the Holder

     This Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof (or, if this Note is in global form, in the
Pricing Supplement). If no Holder's Optional

                                      K-20

Repayment Date is specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), this Note will not be repayable at the option of the holder hereof prior to the Maturity Date. On any Holder's Optional
Repayment Date, this Note will be repayable in whole or in part in increments of
US$1,000 (or, if the Specified Currency indicated on the face hereof is other than the U.S. dollar, in such Authorized Denominations specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement)) at the option of the holder hereof at the repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment; provided, however, that, in the event of repayment of this Note in part only, the unrepaid portion hereof shall be an
Authorized Denomination specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement). For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment
Date, this Note must be delivered, with the form entitled "Option to Elect
Repayment" attached hereto duly completed, to the Domestic Paying Agent or the
London Paying Agent (as appropriate in accordance with such attached form) at the address set forth on such form or at such other address which the Bank shall from time to time notify the holders of the Notes not more than 60 nor less than
30 days prior to such Holder's Optional Repayment Date. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof, or, where applicable, an appropriate notation will be made on the schedule attached hereto for such notations. Exercise of such repayment option by the holder hereof shall be irrevocable.

     Notwithstanding the preceding paragraph, if this Note is a Subordinated
Note, to the extent then required under or pursuant to applicable laws or regulations (including, without limitation, applicable capital regulations), this Note may not be repaid at the option of the holder pursuant to the preceding paragraph, without the prior written consent of the Federal Reserve
Board and any other bank supervisory authority having jurisdiction over the Bank and requiring such approval. The Bank agrees to apply to the Federal Reserve
Board and any such other bank supervisory authorities for any such prior written consent.

Additional Amounts

     All payments of principal (and premium, if any) and interest with respect to this Note will be made without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by the United States or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by (i) the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in the United States or any political subdivision thereof). If a withholding or deduction at source is required, the Bank will (subject to certain limitations and exceptions set forth below) pay to the holder hereof on behalf of an owner of a beneficial interest herein (an "Owner") who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary so that every net payment of principal (and premium, if any) or interest made to the holder hereof on behalf of such Owner, after such withholding or deduction, will not be less than the amount provided for in this Note

                                      K-21

with respect to such Owner's interest; provided, however, that the Bank shall not be required to make any payment of Additional Amounts for or on account of:

          (a) any tax, fee, duty, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Owner (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such
     Owner, if such Owner is an estate, trust, partnership or corporation) and the United States, including, without limitation, such Owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having had a permanent establishment therein, or (ii) the presentation of this Note for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (b) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

          (c) any tax, fee, duty, assessment or other governmental charge imposed by reason of such Owner's past or present status as a personal holding company, foreign personal holding company, passive foreign investment company or controlled foreign corporation with respect to the
     United States or as a corporation which accumulates earnings to avoid
     United States federal income tax;

          (d) any tax, fee, duty, assessment or other governmental charge which is payable otherwise than by withholding from payments of principal or interest with respect to this Note;

          (e) any tax, fee, duty, assessment or other governmental charge imposed on interest received by anyone who owns (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Bank;

          (f) any tax, fee, duty, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal
     (and premium, if any) or interest with respect to this Note, if such payment can be made without such withholding by any other Paying Agent with respect to this Note in a western European city;

          (g) any tax, fee, duty, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder hereof or of such Owner, if such compliance is required by statute or by regulation of the United States Treasury Department as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (h) any tax, assessment or other governmental charge imposed as a result of such holder of the Notes or Coupon being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of business;

                                      K-22

          (i) any withholding or deduction which is imposed on a payment to an individual and is required to be made pursuant to European Council
     Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; or

          (j) any combination of items (a), (b), (c), (d), (e), (f), (g) (h) and
     (i);

nor shall Additional Amounts be paid to any holder of this Note on behalf of any
Owner who is a fiduciary or partnership or other than the sole Owner to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or Owner would not have been entitled to payment of the
Additional Amounts had such beneficiary, settlor, member or Owner been the sole
Owner of this Note.

     As used herein, the term "United States Alien" means any corporation, individual, fiduciary or partnership that for United States federal income tax purposes is a foreign corporation, nonresident alien individual, nonresident alien fiduciary of a foreign estate or trust, or foreign partnership one or more members of which is a foreign corporation, nonresident alien individual or nonresident alien fiduciary of a foreign estate or trust.

     If this Note is in bearer form and the Bank shall determine, based upon a written opinion of independent counsel selected by the Bank, that any payment made outside the United States by the Bank or any of its Paying Agents of the
full amount of the next scheduled payment of either principal (and premium, if any) or interest due with respect to this Note would, under any present or future laws or regulations of the United States affecting taxation or otherwise, be subject to any certification, information or other reporting requirements of any kind, the effect of which requirements is the disclosure to the Bank, any of its Paying Agents or any governmental authority of the nationality, residence or identity (as distinguished from status as a United States Alien) of any Owner of this Note who is a United States Alien (other than such requirements which (i)
would not be applicable to a payment made to a custodian, nominee or other agent of the Owner, or which can be satisfied by such a custodian, nominee or other agent certifying to the effect that such Owner is a United States Alien;
provided, however, in each case that payment by such custodian, nominee or agent to such Owner is not otherwise subject to any requirements referred to in this sentence, (ii) are applicable only to payment by a custodian, nominee or other agent of the Owner to or on behalf of such Owner, or (iii) would not be applicable to a payment made by any other paying agent of the Bank), the Bank shall redeem this Note as a whole but not in part at a redemption price equal to the principal amount hereof (or, if this is an Original Issue Discount Note, the
Amortized Face Amount (as defined herein) hereof determined as of the date of redemption), together, if appropriate, with accrued interest to, but excluding, the date fixed for redemption, such redemption to take place on such date not later than one year after notice of such determination has been given as described herein. If the Bank becomes aware of an event that might give rise to such certification, information or other reporting requirements, the Bank shall, as soon as practicable, solicit advice of independent counsel selected by the
Bank to establish whether such certification, information or other reporting requirements will apply and, if such requirements will, in the written opinion of such counsel, apply, the Bank shall give prompt notice of such determination
(a "Tax Notice") stating in such notice the effective date of such certification, information or other reporting requirements and, if applicable, the date by

                                      K-23

which the redemption shall take place. Notwithstanding the foregoing, the Bank shall not redeem this Note if the Bank, based upon the written opinion of independent counsel selected by the Bank, shall subsequently determine not less than 30 days prior to the date fixed for redemption that subsequent payments would not be subject to any such requirements, in which case the Bank shall give prompt notice of such determination and any earlier redemption notice shall thereby be revoked and of no further effect.

     Notwithstanding the foregoing, if and so long as the certification information or other reporting requirements referred to in the preceding paragraph would be fully satisfied by payment of a withholding tax , backup withholding tax or similar charge, the Bank may elect prior to giving the Tax
Notice to have the provisions described in this paragraph apply in lieu of the provisions described in the preceding paragraph, in which case the Tax Notice shall state the effective date of such certification, information or reporting requirements and that the Bank has elected to pay Additional Amounts rather than redeem this Note. In such event, the Bank will also pay as Additional Amounts such sums as may be necessary so that every net payment made following the effective date of such certification, information or reporting requirements outside the United States by the Bank or any of its Paying Agents of principal
(and premium, if any) or interest due with respect to this Note to the bearer hereof who certifies to the effect that the beneficial owners of this Note are
United States Aliens (provided that such certification shall not have the effect of communicating to the Bank or any of its Paying Agents or any governmental authority the nationality, residence or identity of such beneficial owners)
after deduction or withholding for or on account of such withholding, backup withholding tax or similar charge (other than a withholding tax, backup withholding tax or similar charge which (i) is imposed as a result of certification, information or other reporting requirements referred to in the second parenthetical clause of the first sentence of the preceding paragraph or
(ii) is imposed as a result of the fact that the Bank or any of its Paying
Agents has actual knowledge that the bearer hereof or any beneficial owner of this Note is not a United States Alien but is within the category of persons, corporations or other entities described in clause (a)(i) of the third preceding paragraph, or (iii) is imposed as a result of presentation of this Note for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later), will not be less than the amount provided for in this Note to be then due and payable. In the event the Bank elects to pay such Additional Amounts, the Bank will have the right, at its sole option, at any time, to redeem this
Note, as a whole but not in part, at a redemption price equal to the principal amount hereof (or, if this is an Original Issue Discount Note, the Amortized
Face Amount hereof determined as of the date of redemption), together, if appropriate, with accrued interest to the date fixed for redemption including any Additional Amounts required to be paid under this paragraph. If the Bank has made the determination described in the preceding paragraph with respect to certification, information or other reporting requirements applicable to interest only and subsequently makes a determination in the manner and of the nature referred to in such preceding paragraph with respect to such requirements applicable to principal, the Bank will redeem this Note in the manner and on the terms described in the preceding paragraph (except as provided below), unless the Bank elects to have the provisions of this paragraph apply rather than the provisions of the immediately preceding paragraph. If in such circumstances this
Note is to be redeemed, the Bank will be obligated to pay Additional Amounts with respect to interest, if any, accrued to the date of redemption. If the Bank has made the determination described in the preceding paragraph and subsequently makes a determination in the manner and of the nature referred to in such

                                      K-24

preceding paragraph that the level of withholding applicable to principal or interest has been increased, the Bank will redeem this Note in the manner and on the terms described in the preceding paragraph (except as provided below), unless the Bank elects to have the provisions of this paragraph apply rather than the provisions of the immediately preceding paragraph. If in such circumstances this Note is to be redeemed, the Bank will be obligated to pay
Additional Amounts with respect to the original level of withholding on principal and interest, if any, accrued to the date of redemption.

     Whenever in this Note there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, this
Note, such mention shall be deemed to include mention of the payment of
Additional Amounts provided for herein to the extent that, in such context,
Additional Amounts are, were or would be payable in respect hereof pursuant to the provisions of this Note and express mention of the payment of Additional
Amounts (if applicable) in any provisions hereof shall not be construed as including Additional Amounts in those provisions hereof where such express mention is not made.

     Except as specifically provided herein (or, if this Note is in global form, in the Pricing Supplement) (i) neither the Bank nor any Paying Agent shall be required to make, any payment with respect to any tax, fee, duty, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein; (ii) a Paying Agent on behalf of the
Bank shall have the right, but not the duty, to withhold from any amounts otherwise payable to a holder of this Note such amount as is necessary for the payment of any such taxes, fees, duties, assessments or other governmental charges; and (iii) if such an amount is withheld, the amount payable to the holder of this Note shall be the amount otherwise payable reduced by the amount so withheld.

     The Bank may redeem this Note in whole but not in part at any time at a redemption price equal to the principal amount hereof (or, if this is an
Original Issue Discount Note, the Amortized Face Amount hereof determined as of the date of redemption), together with accrued interest to but excluding the date fixed for redemption, if the Bank shall determine, based upon a written opinion of independent counsel selected by the Bank, that as a result of any change in or amendment to the laws (or any regulations or rulings promulgated hereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in application or official interpretation of any such laws, regulations or rulings, which amendment or change is effective on or after the Original Issue Date, the Bank would be required to pay Additional Amounts on the occasion of the next payment due with respect to such Note.

     Notice of intention to redeem this Note, in whole but not in part, pursuant to the immediately preceding paragraph will be given (i) if this Note is in registered form, to the registered holder of this Note at least once not less than 30 days nor more than 60 days prior to the date fixed for redemption or
(ii) if this Note is in bearer form, by publication in accordance with applicable law, provided that no such notice of redemption shall be given earlier than 90 days prior to the effective date of such change or amendment and that at the time notice of such redemption is given, such obligation to pay such
Additional Amounts remains in effect and cannot be avoided by the Bank's taking reasonable measures available to it. From and after any redemption date, if monies for the redemption of this Note shall have been made available for

                                      K-25

redemption on such redemption date, this Note shall cease to bear interest (and, if this Note is a definitive bearer Note, any interest coupons appertaining hereto (whether or not attached) maturing after the redemption date shall become void and no payment shall be made in respect thereof), and the only right of the holder of this Note shall be to receive payment of the principal amount hereof
(or, if this is an Original Issue Discount Note, the Amortized Face Amount
hereof) and all unpaid interest accrued to such redemption date.

     Notwithstanding the foregoing, if this Note is a Subordinated Note, to the extent then required under or pursuant to applicable laws or regulations
(including, without limitation, applicable capital regulations), this Note may not be redeemed by the Bank prior to the Maturity Date pursuant to the provisions set forth in this section entitled "Additional Amounts", without the prior written consent of the Federal Reserve Board and any other bank supervisory authority having jurisdiction over the Bank and requiring such approval.

Events of Default, Acceleration of Maturity

     [Senior Notes. In respect of this Senior Note, the occurrence of any of the following events shall constitute an "Event of Default" with respect to this
Note:

          (i) default in the payment of any interest (including any Additional
     Amounts) with respect to this Note when due, which continues for 30 days;

          (ii) default, in the payment of any principal of, or premium, if any, on, this Note when due;

          (iii) whatever the reason for such and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental agency or body, the entry by a court having jurisdiction in the premises or of any administrative or governmental agency or body of:

               (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law; or

               (b) a decree or order appointing a conservator, receiver,
          liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the
          Bank, or ordering the winding up or liquidation of the affairs of the
          Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of
          60 consecutive days; or

          (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable
     United States federal or state law, or the consent by the Bank to the filing of such petition or to the appointment of or taking

                                      K-26

     possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action.

If an Event of Default shall occur and be continuing, the holder of this Note may declare the principal amount of, and accrued interest and premium, if any, on, this Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount (and premium, if any) and accrued interest shall become immediately due and payable. Any Event of Default with respect to this Note may be waived by the holder thereof.]*

     [Subordinated Notes. In respect of this Subordinated Note, the occurrence of any of the following events (whatever the reason for such and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental agency or body) shall constitute an "Event of Default" with respect to this Note:

          (i) the Bank shall consent to the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially all of the property of the Bank; or

          (ii) a court or other administrative or governmental agency or body having jurisdiction in the premises shall enter a decree or order for the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially all of the property of the
     Bank, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days.

If an Event of Default shall occur and be continuing, the registered holder of this Note (or, if this Note is in bearer form, the bearer of this Note) may declare the principal amount of, and accrued interest and premium, if any, on, this Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount (and premium, if any) and accrued interest shall become immediately due and payable. Any Event of Default with respect to this Note may be waived by the registered holder of this Note (or, if this Note is in bearer form, the bearer of this Note.]**

[Notwithstanding anything to the contrary in this Subordinated Note, to the extent then required under or pursuant to applicable laws or regulations
(including, without limitation, applicable capital regulations) then in effect, no repayment pursuant to an acceleration of maturity may be made on this
Subordinated Note without the prior written approval of any bank supervisory authority having jurisdiction over the Bank and requiring such approval.]

     [The indebtedness of the Bank evidenced by this Note, including the principal (and premium, if any) and interest (including any Additional Amounts), shall be, and the registered

----------
*    Insert in the case of a Senior Note.

**   Insert in the case of a Subordinated Note.

                                      K-27

holder of this Note (or, if this Note is in bearer form, the bearer of this
Note), by its acceptance hereof, agrees that the indebtedness of the Bank evidenced by this Note, including the principal (and premium, if any) and interest (including any Additional Amounts) is, unsecured and subordinate and junior in right of payment to the Bank's obligations to its depositors, the
Bank's obligations under bankers' acceptances and letters of credit, and the
Bank's obligations to its other creditors, including its obligations to any
Federal Reserve Bank and the Federal Deposit Insurance Corporation (the "FDIC")
and any rights acquired by the FDIC as a result of loans made by the FDIC to the
Bank or the purchase or guarantee of any of its assets by the FDIC pursuant to the provisions of Section 1823(c), (d) or (e) of Title 12 of the United States
Code (except for obligations that are specifically designated as ranking on a parity with or junior to the Subordinated Notes), whether now outstanding or hereafter incurred, in that in case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Bank, whether voluntary or involuntary, all such obligations
(except for obligations that are specifically designated as ranking on a parity with or junior to the Subordinated Notes) shall be entitled to be paid in full before any payment shall be made on account of the principal of (and premium, if any) or interest on this Note. In the event of any such proceedings, after payment in full of all sums owing on such prior obligations, the holder of this
Note, together with the holders of any obligations of the Bank ranking on a parity with this Note, shall be entitled to be paid from the remaining assets of the Bank the unpaid principal thereof (and unpaid premium, if any) and interest before any payment or other distribution, whether in cash, property, or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Note. Nothing herein shall impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of (and premium, if any) and any interest on this Note in accordance with its terms.]***

     [This Note and any Subordinated Notes issued subsequently hereto pursuant to the Offering Circular, will rank pari passu among themselves and pari passu, in the event of a liquidation or similar proceeding with respect to the Bank, whether voluntary or involuntary, with all other present or future unsecured subordinated debt obligations of the Bank, except any unsecured subordinated debt which may be expressly stated to be subordinated to this Note. For the avoidance of doubt, the Bank's 7% Junior Subordinated Notes Due March 14, 2032
are and shall be subordinate to this Note.]****

     [Notwithstanding any other provisions of this Note, including specifically those set forth in the paragraphs relating to subordination, Events of Default and covenants of the Bank, it is expressly understood and agreed that the FDIC or any other receiver or conservator of the Bank shall have the right in the performance of his legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued
existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations represented by this Note to any state bank, national banking association, or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal (and

----------
***  Insert in the case of a Subordinated Note.

**** Insert in the case of a Subordinated Note.

                                      K-28

premium, if any) and interest on this Note and the due and punctual performance of all covenants and conditions contained herein; and that the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption, pursuant to the provisions of this Note, and shall serve to return the holder hereof to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal (and premium, if any) previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the holder of this Note, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with interest from its original due date at the rate provided for herein.]*****

     This Note contains no limitation on the amount of senior debt, deposits or other obligations that rank senior to this Note that may be hereafter incurred or assumed by the Bank.

Miscellaneous

     Notwithstanding anything to the contrary contained herein, if this Note is identified as a Discount Note on the face hereof (or, if this Note is in global form, in the Pricing Supplement), the amount payable to the holder of this Note in the event of redemption, repayment or acceleration of Maturity will be equal to (i) the Amortized Face Amount (as defined below) as of the date of such event, plus (ii) with respect to any redemption of this Note (other than as provided above in the event that Additional Amounts are required to be paid by the Bank with respect to this Note), the Initial Redemption Percentage specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement) (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof (or, if this Note is in global form, in the Pricing
Supplement), if any) minus 100% multiplied by the Issue Price specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), net of any portion of such Issue Price which has been paid prior to the date of redemption, or the portion of the Issue Price (or the net amount) proportionate to the portion of the unpaid principal amount to be redeemed, plus (iii) any accrued interest to the date of such event the payment of which would constitute qualified stated interest payments within the meaning of U.S. Treasury
Regulation 1. 1273-1 (c) under the Code. The "Amortized Face Amount" shall mean an amount equal to (i) the Issue Price plus (ii) the aggregate portions of the original issue discount (the excess of the amounts considered as part of the
"stated redemption price at maturity" of this Note within the meaning of Section
1273(a)(2) of the Code, whether denominated as principal or interest, over the
Issue Price) which shall theretofore have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issue of this Note to the date of determination, minus (iii) any amount considered as part of the "stated redemption price at maturity" of this Note which has been paid from the date of issue to the date of determination.

     As used herein, "Business Day" means, unless otherwise specified on the face hereof (or, if this Note is in global form, in the Pricing Supplement), a day which is both (i) a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in The City of New York, Atlanta, Georgia, and London; and (ii) either
(a) if this is a Note denominated in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign

----------
***** Insert in the case of a Subordinated Note.

                                      K-29

currency deposits) in the principal financial center of the country of the relevant Specified Currency (if other than The City of New York or London) or
(b) if this is a Note denominated in euro, a day (other than a Saturday or a
Sunday) on which the Trans-European Automated Real-Time Gross Settlement Express
Transfer (TARGET) System is open. Unless otherwise specified in the applicable
Pricing Supplement, the principal financial center of any country, for the purpose of the foregoing definition, shall be as provided in the 2000 ISDA definitions. As used herein, "London Business Day" means any day (other than a
Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in London.

     Any action by the holder of this Note shall bind all future holders of this
Note, and of any Note issued in exchange or substitution hereof or in place hereof, in respect of anything done or permitted by the Bank or by the Paying
Agents in pursuance of such action.

     In case any Note shall at any time become mutilated, defaced, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Registrar or London Issuing Agent, as
the case may be, and such other documents or proof as may be required by the
Bank and the Registrar or London Issuing Agent, as the case may be, shall be delivered to the Registrar or London Issuing Agent, as the case may be, the
Registrar or London Issuing Agent, as the case may be, shall issue a new Note of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note or in lieu of the Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Bank and the Registrar or London Issuing Agent, as the case may be, that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Registrar or London Issuing Agent, as the case may be. Upon the issuance of any substituted Note, the Bank may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note. If any Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, defaced, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced
Note) upon compliance by the holder with the provisions of this paragraph.

     No recourse shall be had for the payment of principal of (and premium, if any) or interest on, this Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor organization, either directly or through the Bank or any successor organization, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The Notes are issued in accordance with the Global Agency Agreement. The
Notes, and any receipts or interest coupons appertaining thereto and the Global
Agency Agreement may be

                                      K-30

amended by the Bank (upon notice to the parties thereto), (i) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained therein, (ii) to make any further modifications of the terms of the Global Agency Agreement necessary or desirable to allow for the issuance of any additional Notes (which modifications shall not be materially adverse to holders of outstanding Notes) or (iii) in any manner which the Bank (and, in the case of the Global Agency Agreement, the parties thereto) may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of the Notes, or any receipts, talons or interest coupons appertaining thereto, to all of which each holder of Notes, receipts, talons or interest coupons shall, by acceptance thereof, be deemed to have consented; provided, however, that no such modification or amendment may, without the consent of the holder of each outstanding Note affected thereby, (1) change the Maturity Date with respect to any Note or reduce or cancel the amount payable at Maturity; (2)
reduce the amount payable or modify the payment date for any interest with respect to any Note or vary the method of calculating the rate of interest with respect to any Note; (3) reduce any Minimum Interest Rate and/or Maximum
Interest Rate with respect to any Note; (4) modify the currency in which payments under any Note and/or any receipts, coupons or talons appertaining thereto are to be made; (5) change the obligation of the Bank to pay Additional
Amounts with respect to Notes, receipts, talons or coupons; or (6) reduce the percentage in principal amount of outstanding Notes the consent of the holders of which is necessary to modify the provisions of the Notes or to waive any future compliance or past default. Any instrument given by or on behalf of any holder of a Note in connection with any consent to any such modification, amendment or waiver shall be irrevocable once given and shall be conclusive and binding on all subsequent holders of such Note. Any modifications, amendments or waivers to this Agreement or the provisions of the Notes, receipts, talons or coupons shall be conclusive and binding on all holders of Notes, receipts, talons or coupons, whether or not notation of such modifications, amendments or waivers is made upon the Notes, receipts, talons or coupons. It will not be necessary for the consent of the holders of Notes to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

     No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of (and premium, if any)
and interest on, and any Additional Amounts with respect to, this Note in the
Specified Currency indicated on the face hereof (or, as provided herein, in the equivalent in U.S. dollars) at the times, places and rate herein prescribed.

     No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     If this Note is in registered form, prior to due presentment of this Note for registration of transfer, the Bank, Domestic Paying Agent, Registrar, London
Paying Agent, Luxembourg Paying Agent, Transfer Agent and Listing Agent
(collectively, together with any successors thereto, the "Agents") or any agent of the Bank or the Agents may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Bank, the Agents nor any such agent shall be affected by notice to the contrary except as required by applicable law.

                                      K-31

     All notices to the Bank under this Note shall be in writing and addressed to the Bank at SunTrust Bank, 303 Peachtree Street, N.E., Atlanta, Georgia 30308
USA, Attention: Mark A. Chancy; telephone: (404) 581-1281; and facsimile: (404)
724-3749 or to such other address of the Bank as the Bank may notify the holders of the Notes.

                                      K-32

                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at ______________.

--------------------------------------------------------------------------------
(Please print or typewrite name and address of the undersigned.)

     For this Note to be repaid, the undersigned must give to the London Paying
Agent, if this Note is in bearer form, at Deutsche Bank AG London, Winchester
House, 1 Great Winchester Street, London EC2N 2DB or, if this Note is in registered form, to the Domestic Paying Agent at Deutsche Bank Trust Company
Americas, 60 Wall Street, 27th Floor, New York, NY 10005, United States of
America, or to the London Paying Agent at its address, as the case may be, or at such other place or places of which the Bank shall from time to time notify the holders of the Notes not more than 60 days nor less than 30 days prior to the date of repayment, this Note (and, if this Note is in definitive bearer form, all interest coupons appertaining hereto maturing after the repayment date) with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of US$1,000, or equivalent denominations in other currencies) which the holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized
Denomination specified on the face of the within Note) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

US$
    --------------------------          ----------------------------------------
                                        Signature

Dated:                                  NOTICE: The signature on this "Option to
                                        Elect Repayment" form must correspond
------------------------------          with the name as written upon the face
                                        of the within Note in every particular,
                                        without alteration or enlargement or any
                                        change whatsoever.

------------------------------
     Signature Guarantee

NOTICE: The signature(s)
should be guaranteed by an
eligible guarantor institution
(banks, stockbrokers, savings
and loan associations, and
credit unions with membership
in an approved signature
guarantee medallion program),
pursuant to Rule 17Ad- 15
under the Securities Exchange
Act of 1934.

                                      K-33